                                                                    EXHIBIT 10.1

================================================================================


                              IMCO RECYCLING INC.
                                  as Borrower


                                      and


                             SUBSIDIARY GUARANTORS

                      -----------------------------------

                                 $250,000,000

                 SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                         Dated as of October 25, 1999

                      -----------------------------------

                             BANK OF AMERICA, N.A.
                             as Syndication Agent

                        PNC BANK, NATIONAL ASSOCIATION
                            as Documentation Agent

                                      and

                  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION,
                               formerly known as
                   Texas Commerce Bank National Association,
                            as Administrative Agent



                      -----------------------------------

                            CHASE SECURITIES INC.,
                       as Lead Arranger and Book Manager

================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                                                                           Page
                                                                                                                           ----
Section 1.    Definitions and Accounting Matters.........................................................................     1
              ----------------------------------                                                                              -
       1.01.  Certain Defined Terms......................................................................................     1
              ---------------------                                                                                           -
       1.02.  Accounting Terms and Determinations........................................................................    27
              -----------------------------------                                                                            --
       1.03.  Types of Revolving Credit Loans............................................................................    27
              -------------------------------                                                                                --
       1.04.  Rules of Construction......................................................................................    27
              ---------------------                                                                                          --
       1.05.  Assignment of Certain Outstanding Revolving Credit Loans...................................................    28
              --------------------------------------------------------                                                       --
       1.06.  Effect on Existing Credit Agreement and Other Basic Documents..............................................    29
              -------------------------------------------------------------                                                  --

Section 2.    Revolving Credit Commitments, Revolving Credit Loans, Notes, Revolving Credit Commitment Reductions and
              -------------------------------------------------------------------------------------------------------
              Prepayments................................................................................................    29
              -----------                                                                                                    --
       2.01.  Revolving Credit Loans.....................................................................................    29
              ----------------------                                                                                         --
       2.02.  Borrowings.................................................................................................    30
              ----------                                                                                                     --
       2.03.  Letters of Credit..........................................................................................    30
              -----------------                                                                                              --
       2.04.  Termination and Reduction of Revolving Credit Commitments..................................................    35
              ---------------------------------------------------------                                                      --
       2.05.  Fees                                                                                                           35
              ----                                                                                                           --
       2.06.  Lending Offices............................................................................................    35
              ---------------                                                                                                --
       2.07.  Several Obligations........................................................................................    35
              -------------------                                                                                            --
       2.08.  Notes:  Register...........................................................................................    36
              ----------------                                                                                               --
       2.09.  Optional Prepayments and Conversions or Continuations of Revolving Credit Loans............................    36
              -------------------------------------------------------------------------------                                --
       2.10.  Mandatory Reductions of Revolving Credit Commitments.......................................................    37
              ----------------------------------------------------                                                           --
       2.11.  Replacement of Lenders.....................................................................................    40
              ----------------------                                                                                         --
       2.12.  Optional Revolving Credit Commitment Increase..............................................................    41
              ---------------------------------------------

Section 3.    Payments of Principal and Interest.........................................................................    43
              ----------------------------------                                                                             --
       3.01.  Repayment of Revolving Credit Loans........................................................................    43
              -----------------------------------                                                                            --
       3.02.  Interest...................................................................................................    43
              --------                                                                                                       --

Section 4.    Payments; Pro Rata Treatment; Computations; Etc............................................................    45
              -----------------------------------------------                                                                --
       4.01.  Payments...................................................................................................    45
              --------                                                                                                       --
       4.02.  Pro Rata Treatment.........................................................................................    45
              ------------------                                                                                             --
       4.03.  Computations...............................................................................................    46
              ------------                                                                                                   --
       4.04.  Minimum Amounts............................................................................................    46
              ---------------                                                                                                --
       4.05.  Certain Notices............................................................................................    46
              ---------------                                                                                                --
       4.06.  Non-Receipt of Funds by the Administrative Agent...........................................................    47
              ------------------------------------------------                                                               --
       4.07.  Right of Setoff; Sharing of Payments, Etc..................................................................    48
              -----------------------------------------                                                                      --
       4.08.  Maximum Rate...............................................................................................    49
              ------------                                                                                                   --

Section 5.    Yield Protection, Etc......................................................................................    50
              ---------------------                                                                                          --
       5.01.  Additional Costs...........................................................................................    50
              ----------------                                                                                               --

                               TABLE OF CONTENTS
                               -----------------
                                  (Continued)

                                                                                                                           Page
                                                                                                                           ----
       5.02.  Limitation on Types of Revolving Credit Loans..............................................................    51
              ---------------------------------------------                                                                  --
       5.03.  Illegality.................................................................................................    52
              ----------                                                                                                     --
       5.04.  Treatment of Affected Revolving Credit Loans...............................................................    52
              --------------------------------------------                                                                   --
       5.05.  Compensation...............................................................................................    53
              ------------                                                                                                   --
       5.06.  Net Payments...............................................................................................    53
              ------------                                                                                                   --

Section 6.    Guarantee..................................................................................................    55
              ---------                                                                                                      --
       6.01.  The Guarantee..............................................................................................    55
              -------------                                                                                                  --
       6.02.  Obligations Unconditional..................................................................................    56
              -------------------------                                                                                      --
       6.03.  Reinstatement..............................................................................................    57
              -------------                                                                                                  --
       6.04.  Subrogation; Subordination.................................................................................    57
              --------------------------                                                                                     --
       6.05.  Remedies...................................................................................................    58
              --------                                                                                                       --
       6.06.  Waivers....................................................................................................    58
              -------                                                                                                        --
       6.07.  Continuing Guarantee.......................................................................................    59
              --------------------                                                                                           --
       6.08.  General Limitation on Guarantee Obligations................................................................    59
              -------------------------------------------                                                                    --

Section 7.    Conditions Precedent.......................................................................................    59
              --------------------                                                                                           --
       7.01.  [Reserved].................................................................................................    59
                                                                                                                             --
       7.02.  Initial and Subsequent Extensions of Credit................................................................    59
              -------------------------------------------                                                                    --
       7.03.  Conditions to Effectiveness of this Agreement..............................................................    60
              ---------------------------------------------                                                                  --

Section 8.    Representations and Warranties.............................................................................    62
              ------------------------------                                                                                 --
       8.01.  Corporate Existence........................................................................................    62
              -------------------                                                                                            --
       8.02.  Financial Condition; Etc...................................................................................    62
              ------------------------                                                                                       --
       8.03.  Litigation.................................................................................................    63
              ----------                                                                                                     --
       8.04.  No Breach; No Default......................................................................................    63
              ---------------------                                                                                          --
       8.05.  Action.....................................................................................................    64
              ------                                                                                                         --
       8.06.  Approvals..................................................................................................    64
              ---------                                                                                                      --
       8.07.  ERISA......................................................................................................    64
              -----                                                                                                          --
       8.08.  Taxes......................................................................................................    65
              -----                                                                                                          --
       8.09.  Investment Company Act; Public Utility Holding Company Act; Other Restrictions.............................    65
              ------------------------------------------------------------------------------                                 --
       8.10.  No Burdensome Restrictions.................................................................................    65
              --------------------------                                                                                     --
       8.11.  Capitalization.............................................................................................    65
              --------------                                                                                                 --
       8.12.  Environmental Matters......................................................................................    65
              ---------------------                                                                                          --
       8.13.  Use of Proceeds............................................................................................    66
              ---------------                                                                                                --
       8.14.  Subsidiaries...............................................................................................    66
              ------------                                                                                                   --
       8.15.  Properties.................................................................................................    66
              ----------                                                                                                     --
       8.16.  Security Interest..........................................................................................    67
              -----------------                                                                                              --

                               TABLE OF CONTENTS
                               -----------------
                                  (Continued)

                                                                                                                           Page
                                                                                                                           ----
       8.17.  Compliance with Laws.......................................................................................    67
              --------------------                                                                                           --
       8.18.  True and Complete Disclosure...............................................................................    67
              ----------------------------                                                                                   --
       8.19.  Solvency...................................................................................................    67
              --------                                                                                                       --
       8.20.  Employee and Labor Matters.................................................................................    67
              --------------------------                                                                                     --
       8.21.  Intellectual Property......................................................................................    68
              ---------------------                                                                                          --
       8.22.  Representations and Warranties in Documents................................................................    68
              -------------------------------------------                                                                    --
       8.23.  Year 2000..................................................................................................    68
              ---------                                                                                                      --

Section 9.    Covenants..................................................................................................    68
              ---------                                                                                                      --
       9.01.  Financial Statements, Etc..................................................................................    69
              -------------------------                                                                                      --
       9.02.  Litigation, Etc............................................................................................    71
              ---------------                                                                                                --
       9.03.  Existence; Compliance with Law; Payment of Taxes; Inspection Rights; Performance of Obligations; Etc.......    71
              ----------------------------------------------------------------------------------------------------           --
       9.04.  Insurance..................................................................................................    72
              ---------                                                                                                      --
       9.05.  Issuance or Disposals of Capital Stock of Subsidiaries.....................................................    72
              ------------------------------------------------------                                                         --
       9.06.  Fundamental Changes; Acquisitions; Dispositions............................................................    72
              -----------------------------------------------                                                                --
       9.07.  Liens and Related Matters..................................................................................    74
              -------------------------                                                                                      --
       9.08.  Indebtedness...............................................................................................    76
              ------------                                                                                                   --
       9.09.  Investments................................................................................................    77
              -----------                                                                                                    --
       9.10.  Dividend Payments..........................................................................................    81
              -----------------                                                                                              --
       9.11.  Financial Covenants........................................................................................    82
              -------------------                                                                                            --
       9.12.  Pledge of Additional Collateral............................................................................    83
              -------------------------------                                                                                --
       9.13.  Security Interests.........................................................................................    83
              ------------------                                                                                             --
       9.14.  Compliance with Environmental Laws.........................................................................    83
              ----------------------------------                                                                             --
       9.15.  Lines of Business..........................................................................................    84
              -----------------                                                                                              --
       9.16.  Transactions with Affiliates...............................................................................    84
              ----------------------------                                                                                   --
       9.17.  Limitation on Accounting Changes; Limitation on Investment Company Status..................................    84
              -------------------------------------------------------------------------                                      --
       9.18.  Modifications of Certain Documents, Etc....................................................................    84
              ---------------------------------------                                                                        --
       9.19.  Subordinated Debt..........................................................................................    84
              -----------------                                                                                              --
       9.20.  Limitation on Certain Restrictions Affecting Subsidiaries..................................................    85
              ---------------------------------------------------------                                                      --
       9.21.  Additional Obligors........................................................................................    85
              -------------------                                                                                            --
       9.22.  Restriction on Leases......................................................................................    85
              ---------------------                                                                                          --
       9.23.  Sale or Discount of Receivables............................................................................    85
              -------------------------------                                                                                --
       9.24.  Contingent Obligations.....................................................................................    86
              ----------------------                                                                                         --
       9.25.  Post Amendment and Restatement Obligations.................................................................    86
              ------------------------------------------                                                                     --

Section 10.   Events of Default..........................................................................................    87
              -----------------                                                                                              --

                               TABLE OF CONTENTS
                               -----------------
                                  (Continued)

                                                                                                                            Page
                                                                                                                            ----
Section 11.    The Administrative Agent...................................................................................    90
               ------------------------                                                                                       --
       11.01.  Appointment, Powers and Immunities.........................................................................    90
               ----------------------------------                                                                             --
       11.02.  Reliance by Administrative Agent...........................................................................    91
               --------------------------------                                                                               --
       11.03.  Defaults...................................................................................................    92
               --------                                                                                                       --
       11.04.  Rights as a Lender.........................................................................................    92
               -----------------                                                                                              --
       11.05.  Indemnification............................................................................................    92
               ---------------                                                                                                --
       11.06.  Non-Reliance on Administrative Agent and Other Lenders.....................................................    93
               ------------------------------------------------------                                                         --
       11.07.  Failure to Act.............................................................................................    93
               --------------                                                                                                 --
       11.08.  Resignation or Removal of Administrative Agent.............................................................    94
               ----------------------------------------------                                                                 --
       11.09.  Consents Under Other Basic Documents.......................................................................    94
               ------------------------------------                                                                           --
       11.10.  Collateral Sub-Agents......................................................................................    94
               ---------------------                                                                                          --
       11.11.  Exculpatory Provisions.....................................................................................    94
               ----------------------                                                                                         --

Section 12.    Miscellaneous..............................................................................................    95
               -------------                                                                                                  --
       12.01.  Waiver.....................................................................................................    95
               ------                                                                                                         --
       12.02.  Notices....................................................................................................    95
               -------                                                                                                        --
       12.03.  Expenses, Etc..............................................................................................    95
               -------------                                                                                                  --
       12.04.  Amendments, Etc............................................................................................    97
               ---------------                                                                                                --
       12.05.  Successors and Assigns.....................................................................................    99
               ----------------------                                                                                         --
       12.06.  Assignments and Participations.............................................................................    99
               ------------------------------                                                                                 --
       12.07.  Survival...................................................................................................   101
               --------                                                                                                      ---
       12.08.  Captions...................................................................................................   102
               --------                                                                                                      ---
       12.09.  Counterparts...............................................................................................   102
               ------------                                                                                                  ---
       12.10.  Governing Law; Submission to Jurisdiction; Waivers; Etc....................................................   102
               -------------------------------------------------------                                                       ---
       12.11.  Confidentiality............................................................................................   102
               ---------------                                                                                               ---
       12.12.  Independence of Representations, Warranties and Covenants..................................................   102
               ---------------------------------------------------------                                                     ---
       12.13.  Severability...............................................................................................   103
               ------------                                                                                                  ---
       12.14.  Entirety...................................................................................................   103
               --------                                                                                                      ---
       12.15.  Acknowledgments............................................................................................   103
               ---------------                                                                                               ---
       12.16.  Release of Collateral......................................................................................   103
               ---------------------                                                                                         ---
       12.17.  Security Documents, Etc....................................................................................   103
               -----------------------                                                                                       ---

Signatures................................................................................................................   S-1

ANNEX A               -  Revolving Credit Commitments
ANNEX B               -  Existing Letters of Credit
ANNEX C               -  Approved Terms of Subordinated Debt and Trust
                         Preferred Securities

SCHEDULE 1.01(a)      -  Subsidiary Guarantors
SCHEDULE 1.01(b)      -  Mortgaged Real Property
SCHEDULE 1.05         -  Revolving Loans to be Assigned
SCHEDULE 8.02         -  Certain Contingent Obligations
SCHEDULE 8.03         -  Litigation
SCHEDULE 8.06         -  Approvals
SCHEDULE 8.12         -  Environmental Matters
SCHEDULE 8.14         -  Subsidiaries of Borrower
SCHEDULE 8.20         -  Labor Matters
SCHEDULE 9.07         -  Certain Existing Liens
SCHEDULE 9.08         -  Certain Indebtedness to Remain Outstanding
SCHEDULE 9.09         -  Investments
SCHEDULE 9.25         -  Filings to be Terminated


EXHIBIT A             -  Form of Note
EXHIBIT B             -  [Reserved]
EXHIBIT C             -  Form of Interest Rate Certificate
EXHIBIT D             -  [Reserved]
EXHIBIT E             -  Form of Opinion of Counsel to the Obligors
EXHIBIT F             -  Form of Notice of Assignment
EXHIBIT G             -  [Reserved]
EXHIBIT H             -  Form of Section 5.06 Certificate
EXHIBIT I             -  Form of Notice of Borrowing
EXHIBIT J             -  Form of Notice of Conversion/Continuation
EXHIBIT K             -  Form of Joinder Agreement

     SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of October 25, 1999, among: IMCO RECYCLING INC., a Delaware corporation ("Borrower," which term
                                                      --------
shall include its successors and assigns); the Subsidiary Guarantors party hereto; each of the lenders that is a signatory hereto identified under the caption "LENDERS" on the signature pages hereto or that, pursuant to Section
2.12 or Section 12.06(b), shall become a "Lender" hereunder (individually, a

"Lender" and, collectively, the "Lenders"); BANK OF AMERICA, N.A.,  as
-------                          -------
syndication agent (in such capacity, together with its successors in such capacity, the "Syndication Agent"); PNC BANK, NATIONAL ASSOCIATION as
               -----------------
Documentation Agent (in such capacity, together with its successors in such capacity, the "Documentation Agent"); and CHASE BANK OF TEXAS, NATIONAL
               -------------------
ASSOCIATION (formerly known as Texas Commerce Bank National Association)

("Chase"), as administrative agent for the Lenders (in such capacity, together
  -----
with its successors in such capacity, the "Administrative Agent").
                                           --------------------

     WHEREAS, Borrower, the Lenders, the Subsidiary Guarantors, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as arranger and syndication agent, and the Administrative Agent originally entered into that certain Credit Agreement dated as of January 21, 1997 (the "Original Credit
                                                            ---------------
Agreement"), and that certain Amended and Restated Credit Agreement dated as of
---------
November 5, 1997, which amended and restated the Original Credit Agreement in its entirety (the "Existing Credit Agreement");
                   -------------------------

     WHEREAS, Borrower, the Lenders, the Subsidiary Guarantors, the Syndication Agent, the Documentation Agent and the Administrative Agent are entering into this Second Amended and Restated Credit Agreement in order to amend and restate the Existing Credit Agreement to provide for (a) an increase in the Revolving Credit Commitments to $250,000,000, subject to increase and reduction as herein set forth, and (b) other changes to the Existing Credit Agreement, as evidenced hereby;

     WHEREAS, Borrower, the Lenders, the Subsidiary Guarantors, the Syndication Agent, the Documentation Agent and the Administrative Agent intend that (a) all obligations under the Existing Credit Agreement of the parties shall continue to exist under and be evidenced by this Agreement and the other Basic Documents, and (b) except as expressly stated herein or amended hereby, the Existing Credit Agreement and the other Basic Documents are ratified and confirmed as remaining unmodified and in full force and effect with respect to all obligations.

     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree that the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

     Section 1.  Definitions and Accounting Matters.
                 ----------------------------------

     1.01.  Certain Defined Terms.  As used herein, the following terms shall
            ---------------------
have the following meanings:

          "Acquisition" means any transaction or series of related transactions
           -----------
     for the direct or indirect (a) acquisition of all or substantially all of the Property of a Person, or of any business or division of a Person, (b) acquisition of in excess of 50% of the capital stock, partnership interests, membership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person.

          "Additional Collateral" is defined in Section 9.12.
           ---------------------

          "Additional Lender" is defined in Section 2.12.
           -----------------

          "Adjusted Net Income" shall mean, for any Measurement Period, the
           -------------------
     consolidated net income (loss) of Borrower and its Consolidated Subsidiaries calculated on a consolidated basis in accordance with GAAP, adjusted by excluding (to the extent taken into account in the calculation of such consolidated net income (loss)) the effect of (a) gains for such period from Dispositions (including Excluded Dispositions), other than the Disposition of inventory and equipment in the ordinary course of business, and the tax consequences thereof, (b) any non-recurring or extraordinary items of income and the non-cash portion of any extraordinary item of expense for such period, (c) the portion of net income (loss) of any Person (other than a Subsidiary) in which Borrower or any Subsidiary has an ownership interest, except to the extent of the amount of cash dividends or other cash distributions actually paid to Borrower or (subject to clause
     (e) below) any Subsidiary during such period, (d) the net income (loss) of any Person combined with Borrower or any Subsidiary on a "pooling of interests" basis attributable to any period prior to the date of combination and (e) the net income of any Subsidiary to the extent that the declaration or payment of dividends or similar distribution by such Subsidiary was not for the relevant period permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary or its stockholders.

          "Administrative Agent" is defined in the introduction to this
           --------------------
     Agreement.

          "Advance Date" is defined in  Section 4.06.
           ------------

          "Affiliate" shall mean, with respect to any Person, any other Person
           ---------
     which directly or indirectly controls, or is under common control with, or is controlled by, such Person and, if such Person is an individual, any member of the immediate family (including parents, spouse and children) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and
      -------                                              -------------
     "under common control with") shall mean possession, directly or indirectly,
     --------------------------
     of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise); provided, however, that, in any
                                           --------  -------
     event, any Person which
     owns directly or indirectly 10% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 10% or more of the partnership or other ownership interests of any other Person (other than as a limited partner or non-managing member of such other Person) will be deemed to control such corporation or other Person. Notwithstanding the foregoing, solely for purposes of Section 9.16, Borrower shall not be deemed an Affiliate of any Subsidiary and no Wholly Owned Subsidiary shall be deemed an Affiliate of any other Wholly Owned Subsidiary or Borrower.

          "Affiliate Transaction" is defined in  Section 9.16.
           ---------------------

          "Agreement" shall mean this Credit Agreement, as amended from time to
           ---------
     time.

          "Alternate Base Rate" shall mean for any day, a rate per annum that is
           -------------------                                 --- -----
     the higher of (i)  the Federal Funds Rate, plus 0.50%, and (ii) the Prime
                                                ----
     Rate.

          "Alternate Base Rate Loans" shall mean Revolving Credit Loans that
           -------------------------
     bear interest at rates based upon the Alternate Base Rate.

          "Applicable Lending Office" shall mean, for each Lender and for each
           -------------------------
     Type of Revolving Credit Loan, the "Lending Office" of such Lender (or of an Affiliate of such Lender) designated for such Type of Revolving Credit Loan on the signature pages hereof or such other office of such Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and Borrower as the office by which its Revolving Credit Loans of such Type are to be made and maintained.

          "Applicable Margin" shall mean (i) during the period commencing on the
           -----------------
     date hereof and continuing until the Delivery Date, 1.125% per annum; and
     (ii) thereafter, a percentage per annum based on the Debt to Capitalization
                                   --- -----
     Ratio determined from the most recently delivered Interest Rate Certificate and financial statements under Section 9.01(a), (b) and (e), which percentage per annum shall be equal to (a) prior to the issuance of the
                --- -----
     Subordinated Debt and the Trust Preferred Securities, if any, the percentage per annum set forth opposite such Debt to Capitalization Ratio
                --- -----
     below:

     ===========================================================================
              Debt to                         Alternate
        Capitalization Ratio               Base Rate Loans           LIBOR Loans
     ---------------------------------------------------------------------------
     equal to or greater than
            0.55:1.0                          0.00%                   1.250%
     ---------------------------------------------------------------------------

     equal to or greater than
      0.45:1.0 and less than
            0.55:1.0                          0.00%                   1.125%
     ---------------------------------------------------------------------------
     equal to or greater than
      0.40:1.0 and less than
            0.45:1.0                          0.00%                   1.00%
     ---------------------------------------------------------------------------
     equal to or greater than
      0.35:1.0 and less than
            0.40:1.0                          0.00%                  0.875%
     ---------------------------------------------------------------------------
     equal to or greater than
      0.30:1.0 and less than
            0.35:1.0                          0.00%                  0.750%
     ---------------------------------------------------------------------------
        less than 0.30:1.0                    0.00%                  0.625%
     ===========================================================================

     ; and (b) after the issuance of the Subordinated Debt and the Trust Preferred Securities, if any, the percentage per annum set forth opposite
                                                  --- -----
     such Debt to Capitalization Ratio below:

     ===========================================================================
              Debt to                         Alternate
        Capitalization Ratio               Base Rate Loans           LIBOR Loans
     ---------------------------------------------------------------------------
     equal to or greater than
            0.40:1.0                           0.00%                  1.250%
     --------------------------------------------------------------------------
     equal to or greater than
      0.35:1.0 and less than
            0.40:1.0                           0.00%                  1.125%
     ---------------------------------------------------------------------------
     equal to or greater than
      0.30:1.0 and less than
            0.35:1.0                           0.00%                  1.000%
     ---------------------------------------------------------------------------
        less than 0.30:1.0                     0.00%                  0.875%
     ===========================================================================

     Any change in the Debt to Capitalization Ratio shall be effective to adjust the Applicable Margin as of the date of receipt by the Administrative Agent of the Interest Rate Certificate delivered for any period ending on or after December 31, 1999, and most recently delivered pursuant to Section 9.01(e). If Borrower fails to deliver the Interest Rate Certificates and financial statements after December 31, 1999 within the times specified in Sections 9.01(a), (b) and (e), such ratio shall be deemed to be equal to or greater than 0.55 to 1.0 until Borrower delivers such Interest Rate Certificates and financial statements.

          "Applicable Revolving Credit Commitment Fee Percentage" shall mean (i)
           -----------------------------------------------------
     during the period commencing on the date hereof and continuing until the Delivery Date, 0.300% per annum, and (ii) thereafter, a percentage per
                                                                         ---
     annum based on the Debt to Capitalization Ratio determined from the most
     -----
     recently delivered Interest Rate Certificate and financial statements under
     Section 9.01(a), (b) and (e), which percentage per annum shall be equal to
                                                    --- -----
     (a) prior to the issuance of the Subordinated Debt and the Trust Preferred Securities, if any, the percentage per annum set forth opposite such Debt
                                        --- -----
     to Capitalization Ratio below:

     ==========================================================================
                                                       Applicable
              Debt to                               Revolving Credit
       Capitalization Ratio                    Commitment Fee Percentage
     ---------------------------------------------------------------------------
     equal to or greater than
             0.45:1.0                                    0.300%
     --------------------------------------------------------------------------
     equal to or greater than
      0.35:1.0 and less than
            0.45:1.0                                     0.250%
     ---------------------------------------------------------------------------
     equal to or greater than
      0.30:1.0 and less than
            0.35:1.0                                     0.225%
     --------------------------------------------------------------------------
        less than 0.30:1.0                               0.1875%
     ==========================================================================

     ; and (b) after the issuance of the Subordinated Debt and the Trust Preferred Securities, if any, the percentage per annum set forth opposite
                                                  --- -----
     such Debt to Capitalization Ratio below:

     ==========================================================================
                                                       Applicable
                Debt to                             Revolving Credit
          Capitalization Ratio                  Commitment Fee Percentage
     ---------------------------------------------------------------------------
     equal to or greater than 0.35:1.0                   0.300%
     ----------------------------------------------=============================

            less than 0.35:1.0                           0.250%
     ===========================================================================

     Any change in the Debt to Capitalization Ratio shall be effective to adjust the Applicable Revolving Credit Commitment Fee Percentage as of the date of receipt by the Administrative Agent of the Interest Rate Certificate delivered for any period ending on or after December 31, 1999 and most recently delivered pursuant to Section 9.01(e). If Borrower fails to deliver the Interest Rate Certificates and financial statements after December 31, 1999 within the times specified in Sections 9.01(a), (b) and
     (e), such ratio shall be deemed to be equal to or greater than 0.45 to 1.0 until Borrower delivers such Interest Rate Certificates and financial statements.

          "Assignor" is defined in Section 1.05.
           --------

          "Assignee" is defined in Section 1.05.
           --------

          "Bankruptcy Code", shall mean the Federal Bankruptcy Code of 1978, as
           ---------------
     amended.

          "Basic Documents" shall mean this Agreement, each Joinder Agreement,
           ---------------
     the Notes, the Letter of Credit Documents, the Security Documents and any Swap Contract with any Lender or any Affiliate of any Lender.

          "Benefit Arrangement" shall mean at any time an employee benefit plan
           -------------------
     within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

          "Borrower" is defined in the introduction to this Agreement.
           --------

          "Business Day" shall mean any day (a) on which commercial banks are
           ------------
     not authorized or required to close in Dallas, Texas and (b) if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, a Continuation or Conversion of or into, or an Interest Period for, a LIBOR Loan or a notice by Borrower with respect to any such borrowing, payment, prepayment, Continuation, Conversion or Interest Period, that is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

          "Capital Expenditures" shall mean, for any period, any direct or
           --------------------
     indirect (by way of acquisition of securities of a Person or the expenditure of cash or the incurrences of Indebtedness) expenditures in respect of the purchase or other acquisition of fixed or capital assets, excluding (i) normal replacement and maintenance programs properly charged to current operations, (ii) Acquisitions permitted pursuant to Section
     9.09(k) or (u), and (iii) expenditures in an amount not to exceed the Net Available Proceeds of any Casualty Event or any Taking, Destruction or loss of title with respect to Real Property in each case to the extent such Net Available Proceeds are not required to be applied to the prepayment of the Revolving Credit Loans in accordance with Section 2.10(a)(i) or Section 2.10(a)(v), as applicable.

          "Capital Lease" as applied to any Person, shall mean any lease of any
           -------------
     Property by that Person as lessee which, in conformity with GAAP, is required to be classified and accounted for as a capital lease on the balance sheet of that Person.

          "Capital Lease Obligations", shall mean, for any Person, all
           -------------------------
     obligations of such Person to pay rent or other amounts under a Capital Lease, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

          "Casualty Event" shall mean, with respect to any Property of any
           --------------
     Person, any loss of or damage to, or any condemnation or other taking of, such Property for which such Person or any of its Subsidiaries receives insurance proceeds or proceeds of a condemnation award or other compensation. Casualty Event shall not include any Taking or Destruction or loss of title to Real Property.

          "CERCLA" is defined in Section 8.12(a)(ii).
           ------

          "Change in Law" shall mean the introduction of any law or regulation,
           -------------
     or any change in law or regulation, or the interpretation or administration of any law.

          "Change of Control" shall mean any transaction or event (including,
           -----------------
     without limitation, an issuance, sale or exchange of capital stock, a merger or consolidation, or a dissolution or liquidation) as a direct or indirect result of which (i) any Person or any group shall (directly or indirectly) beneficially own in the aggregate shares of capital stock of Borrower having 33-1/3% or more of the aggregate voting power of all shares of capital stock of Borrower at the time outstanding, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the board of directors of Borrower (together with any new directors whose election by such board of directors or whose nomination for election by the shareholders of Borrower was approved by a vote of at least a majority of the directors of Borrower then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the board of directors of Borrower then in office. For purposes of this definition, the terms "beneficially own" and "group"
                                                 ----------------       -----
     shall have the respective meanings ascribed to them pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

          "Chase" is defined in the introduction to this Agreement.
           -----

          "Code" shall mean the Internal Revenue Code of 1986, as amended.
           ----

          "Collateral" shall mean all of the Pledged Collateral and Mortgaged
           ----------
     Real Property.

          "Collateral Account" is defined in Section 4.01 of the Security
           ------------------
     Agreement. After the Collateral Release Date, "Collateral Account" shall mean an account established for purposes of utilizing the option available to Borrower under the second paragraph of each of Sections 2.10(c) and (d) according to documentation satisfactory to the Administrative Agent.

          "Collateral Release Date" is defined in Section 12.16.
           -----------------------

          "Commitment Increase" is defined in Section 2.12.
           -------------------

          "Commitment Letter" shall mean that certain commitment letter between
           -----------------
     Chase, CSI, and Borrower dated August 25, 1999, together with Exhibit A thereto and incorporated therein.

          "Commonwealth" is defined in the definition of Commonwealth Option.
           ------------

          "Commonwealth Option" shall mean that certain right of Commonwealth
           -------------------
     Aluminum Corporation, an Ohio corporation (together with its successors and assigns, "Commonwealth") to purchase the aluminum recycling facility (the
               ------------
     "Facility") currently owned and operated by IMCO Recycling of Ohio Inc., a
     ---------
     Subsidiary, pursuant to the terms and conditions of that certain Supply Agreement dated April 1, 1999, by and between Borrower and Commonwealth (the "Commonwealth Supply Agreement"), as such agreement may be amended and
           -----------------------------
     in effect from time to time in accordance with its terms and this Agreement.

          "Commonwealth Right of First Refusal" shall mean the Right of First
           -----------------------------------
     Refusal dated as of April 1, 1999 by and between Borrower and Commonwealth, entered into pursuant to the terms and conditions of the Commonwealth Supply Agreement, as such agreement may be amended and in effect from time to time in accordance with its terms and this Agreement.

          "Commonwealth Supply Agreement" is defined in the definition of
           -----------------------------
     Commonwealth Option.

          "Consolidated EBITDA" shall mean, for any Measurement Period, the
           -------------------
     remainder of (a) the sum (without duplication) of the amounts for such period of (i) Adjusted Net Income, (ii) income tax expense (including reserves for deferred taxes not payable currently) to the extent deducted in determining Adjusted Net Income for such period, (iii) interest expense to the extent deducted in determining Adjusted Net Income for such period,
     (iv) depreciation
     expense and amortization expense (including, but not limited to, amortization of intangibles and goodwill) to the extent deducted in determining Adjusted Net Income for such period and (v) the non-cash component of any item of expense to the extent deducted in determining Adjusted Net Income for such period, other than to the extent requiring an accrual or reserve for future cash expenses, minus (b) the amount for such
                                                  -----
     period of interest income to the extent included in determining Adjusted Net Income for such period, all as determined on a consolidated basis for Borrower and its Consolidated Subsidiaries. Prior to the first such time as there shall have been delivered pursuant to Section 9.01 financial statements of Borrower for four full fiscal quarters of Borrower after the date of consummation of any Acquisition, Consolidated EBITDA for any Measurement Period shall be adjusted on a pro forma basis consistent with
                                               --- -----
     GAAP to give effect to such Acquisition as if it had occurred on the first day of such Measurement Period.

          "Consolidated Interest Expense" shall mean, for any period, for
           -----------------------------
     Borrower and its Consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), all cash interest expense in respect of Indebtedness during such period (whether or not actually paid during such period). After the issuance of the Subordinated Debt and the Trust Preferred Securities, if any, "Consolidated Interest Expense" shall include interest on the Subordinated Debt, whether paid or accrued.

          "Consolidated Net Worth" shall mean at a particular date, the sum
           ----------------------
     (without duplication) of (a) all amounts which would be included under shareholders' equity on a consolidated balance sheet of Borrower and its Consolidated Subsidiaries determined on a consolidated basis in accordance with GAAP as at such date, plus (b) the amount of the outstanding Trust Preferred Securities, if any.

          "Consolidated Rental Payments" shall mean, for any period, the
           ----------------------------
     aggregate amount of all rents paid or incurred under all operating leases of Borrower and its Consolidated Subsidiaries as lessees (net of sublease income).

          "Consolidated Subsidiary" shall mean, for any Person, each Subsidiary
           -----------------------
     of such Person (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of such Person in accordance with GAAP.

          "Contingent Obligations" shall mean, as to any Person, without
           ----------------------
     duplication, (a) any obligation of such Person guaranteeing or expressly intended to guarantee by its terms any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary
                         -------------------                             -------
     obligor") in any manner, whether directly or indirectly, including any
     -------
     "keep-well" or "make-well" agreement, guarantee of return on equity or other obligation of such Person and including any obligation of such Person, whether or not contingent, to (i) purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor,
     (iii) purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise assure or hold harmless the owner of such primary obligation against loss in respect thereof; or (b) any direct or indirect liability of such Person, whether or not contingent, with or without recourse, (i) with respect to any Surety Instrument (other than any Letter of Credit) issued for the account of such Person or as to which such Person is otherwise liable for reimbursement of drawings or payments, (ii) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered, or (iii) in respect of any Swap Contract; provided, however, that the term Contingent
                                   --------  -------
     Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person reasonably and in good faith.

          "Continue", "Continuation" and "Continued" shall refer to the
           --------    ------------       ---------
     continuation pursuant to Section 2.09 of a LIBOR Loan from one Interest Period to the next Interest Period.

          "Convert", "Conversion" and "Converted" shall refer to a conversion
           -------    ----------       ---------
     pursuant to Section 2.09 of one Type of Revolving Credit Loan into another Type of Revolving Credit Loan, which may be accompanied by the transfer by a Lender (at its sole discretion) of a Revolving Credit Loan from one Applicable Lending Office to another.

          "Covered Taxes" is defined in Section 5.06(a).
           -------------

          "Creditor" shall mean the Administrative Agent, the Issuing Lender or
           --------
     any Lender.

          "CSI" shall mean Chase Securities Inc.
           ---

          "Debt Conversion Event" shall mean the earliest to occur of (a) any
           ---------------------
     default or event of default (however defined or designated) in any instrument or agreement governing, evidencing or creating the Trust Preferred Securities or the Subordinated Debt, if any, (b) any non-payment, postponement or deferral of distributions, dividends or interest on the Trust Preferred Securities or the Subordinated Debt, if any, whether or not expressly permitted by the terms thereof, (c) any mandatory redemption of the Trust Preferred Securities or the Subordinated Debt, if any, or (d) any event howsoever designated, the effect of which would result in the dissolution or termination of the issuer of any Trust Preferred Securities or would cause the holders of any Trust Preferred Securities to become holders of the Subordinated Debt.

          "Debt to Capitalization Ratio" shall mean, at any date, the ratio of
           ----------------------------
     Total Debt to Total Capitalization at such date.

          "Default" shall mean an event that with notice or lapse of time or
           -------
     both would become an Event of Default.

          "Delivery Date" shall mean the date an Interest Rate Certificate is
           -------------
     delivered to the Lenders for the fiscal quarter ended December 31, 1999, as required by Section 9.01(e).

          "Destruction" shall mean any material damage to, or loss or
           -----------
     destruction of, any Real Property or Mortgaged Real Property. Destruction shall not include any Casualty Event.

          "Disposition" shall mean any conveyance, sale, lease assignment,
           -----------
     transfer or other disposition (including by way of merger or consolidation and including any sale-leaseback transaction) of any Property (including shares of capital stock of any Subsidiary or joint venture of any Person) (whether now owned or hereafter acquired) by Borrower or any Subsidiary to any Person and any liquidating or other non-ordinary course dividend or distribution received by Borrower or any Subsidiary in respect of any joint venture or similar enterprise, excluding, however, any Excluded Disposition.

          "Disposition Event" shall mean the receipt by Borrower or any
           -----------------
     Subsidiary of cash proceeds or cash distributions of any kind from Property received in consideration for a Disposition.

          "Dividend Payment" shall mean dividends (in cash, Property or
           ----------------
     obligations) on, or other payments or distributions on account of, or the setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement or other acquisition of, any shares of any class of stock of Borrower or any Subsidiary, or of any Equity Rights, but excluding dividends payable in respect of shares of common stock through the issuance of additional shares of common stock and any redemption or exchange of any capital stock for common stock.

          "Document" shall mean the Commonwealth Option and the Commonwealth
           --------
     Right of First Refusal.

          "Documentation Agent" is defined in the introduction to this
           -------------------
     Agreement.

          "Dollars" and "$" shall mean lawful money of the United States of
           -------       -
     America.

          "Eligible Person" shall mean (i) a commercial bank organized under the
           ---------------
     laws of the United States, or any state thereof, and having a combined capital and surplus of at least

     $100,000,000; (ii) a commercial bank organized under the laws of any other country that is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country,
                       ----
     and having a combined capital and surplus in a dollar equivalent amount of at least $100,000,000; provided, however, that such bank is acting through
                            --------  -------
     a branch or agency located in the country in which it is organized or another country that is also a member of the OECD; (iii) a Person that is primarily engaged in the business of commercial banking and that is (A) a Subsidiary of a Lender, (B) a Subsidiary of a Person of which a Lender is a Subsidiary, or (C) a Person of which a Lender is a Subsidiary; (iv) any Affiliate of a Lender; (v) an insurance company, mutual fund or other financial institution organized under the laws of the United States, any state thereof, any other country that is a member of the OECD or a political subdivision of any such country with assets, or assets under management, in a dollar equivalent amount of at least $100,000,000; and (v) any other entity (other than a natural person) which is an "accredited investor" (as defined in Regulation D under the Securities Act of 1933, as amended) which extends credit or buys loans as one of its businesses including, but not limited to, insurance companies, mutual funds, and investment funds. With respect to any Lender that is a fund that invests in loans, any other fund that invests in loans and is managed or advised by the same investment advisor of such Lender or by an Affiliate of such investment advisor shall be treated as a single Eligible Person.

          "Environmental Claim" shall mean, with respect to any Person, any
           -------------------
     written notice, claim, demand or other communication (collectively, a

     "claim") by any other Person alleging such Person's liability for any
     ------
     costs, cleanup costs, governmental response costs, damages to natural resources or other Property, personal injuries, fines or penalties arising out of or resulting from (i) the presence, or Release into the environment, of any Hazardous Material at any location, whether or not owned by such Person, or (ii) any violation of any Environmental Law. The term

     "Environmental Claim" shall include any claim by any Person seeking
     --------------------
     damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from the presence of Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

          "Environmental Laws", shall mean any and all present and future
           ------------------
     applicable Federal, state, local and foreign laws, rules or regulations, any orders, decrees, judgments or injunctions and the common law in each case as now or hereafter in effect, relating to pollution or protection of human health, safety or the environment, including without limitation, ambient air, indoor air, soil, surface water, ground water, wetlands, land or subsurface strata, including, without limitation, those relating to Releases or threatened Releases of Hazardous Materials into the environment, or otherwise relating to the manufacture, processing, generation, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials.

          "Equity Issuance" shall mean any of (a) any issuance or sale by
           ---------------
     Borrower or any Subsidiary after the Original Closing Date of (i) any capital stock (including any capital stock issued upon exercise of any Equity Rights) or any Equity Rights or (ii) any other security or instrument representing an equity interest (or the right to obtain any equity interest) in the issuing or selling Person or (b) the receipt by Borrower or any Subsidiary after the Original Closing Date of any capital contribution (whether or not evidenced by any equity security issued by the recipient of such contribution).

          "Equity Rights" shall mean, with respect to any Person, any
           -------------
     outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including any stockholders, or voting trust agreements) for the issuance, sale, registration or voting of, or outstanding securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, such Person.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
     1974, as amended.

          "ERISA Group" shall mean Borrower, any subsidiary and all members of a
           -----------
     controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with Borrower or any Subsidiary, are treated as a single employer under Section 414 of the Code.

          "Event of Default" see Section 10.
           ----------------

          "Excluded Dispositions" shall mean (i) Dispositions for fair market
           ---------------------
     value resulting in no more than $1,000,000 in proceeds in any fiscal year;
     (ii) an exchange of equipment or inventory for like equipment or inventory, provided that the Person effecting such exchange receives substantially equivalent value in such exchange for the Property disposed of; (iii) any transaction permitted by Section 9.06 (other than clause (j) or (k) thereof), any Lien permitted by Section 9.07, any Investment permitted by
     Section 9.09 and any Dividend Payment permitted by Section 9.10; (iv) any issuance of capital stock by any Subsidiary to directors to qualify directors if required by applicable law if resulting in de minimis
                                                             -- -------
     proceeds; (v) the sale of inventory in the ordinary course of business; and
     (vi) the transfer of all Property of Borrower or any Subsidiary used at or in connection with the Facility to Commonwealth (which at the time of such transfer and at all times prior to the delivery of capital stock or other ownership interests therein to Commonwealth pursuant to the exercise of the Commonwealth Option, shall be 100% owned by Borrower or a Wholly Owned Subsidiary) in connection with the exercise by Commonwealth of the Commonwealth Option.

          "Existing Credit Agreement" is defined in the introduction to this
           -------------------------
     Agreement.

          "Existing Letters of Credit" shall mean the letters of credit issued
           --------------------------
     or deemed issued under the Original Credit Agreement or the Existing Credit Agreement and outstanding on the date hereof, which letters of credit are described in Annex B.
                  -------

          "Facility" is defined in  the definition of Commonwealth Option.
           --------

          "Federal Funds Rate" shall mean, for any day, the rate per annum
           ------------------                                    --- -----
     (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided, however, that (a) if the
                                            --------  -------
     day for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day and (b) if such rate is not so published for any Business Day, the Federal Funds Rate for such Business Day shall be the average rate quoted to the Administrative Agent on such Business Day on such transactions by three federal funds brokers of recognized standing, as determined by the Administrative Agent.

          "Fee Letter" shall mean the Fee Letter dated August 25, 1999, by and
           ----------
     between Chase, CSI and Borrower and any additional fee letter entered into by such parties in connection with this Agreement.

          "Foreign Pension Plan" shall mean any plan, fund (including, without
           --------------------
     limitation, any superannuation fund) or other similar program established or maintained outside the United States of America by Borrower or any one or more Subsidiaries primarily for the benefit of employees of Borrower or such Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA, or any such plan as to which Borrower or any Subsidiary may have any liability.

          "Foreign Subsidiary" shall mean any direct or indirect Subsidiary
           ------------------
     organized outside of the United States as defined in Section 7701(a)(9) of the Code (or any successor provision).

          "GAAP" shall mean generally accepted accounting principles set forth
           ----
     as of the relevant date in the opinions and pronouncements of the Accounting Principles Board of the American institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances as of the date of determination.

          "Governmental Authority" shall mean any government or political
           ----------------------
     subdivision or any agency, authority, board, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guarantee" shall mean the guarantee of each Subsidiary Guarantor
           ---------
     pursuant to Section 6.

          "Guaranteed Obligations" see Section 6.01.
           ----------------------

          "Hazardous Material" shall mean any pollutant, contaminant, toxic,
           ------------------
     hazardous or extremely hazardous substance, constituent or waste, or any other constituent, waste, material, compound or substance including, without limitation, petroleum including crude oil or any fraction thereof, or any petroleum product, subject to regulation under any Environmental Law.

          "Increase Amount" is defined in Section 2.12.
           ---------------

          "Increase Request" is defined in Section 2.12.
           ----------------

          "Increasing Lender" is defined in Section 2.12.
           -----------------

          "Indebtedness" shall mean, for any Person, without duplication, (a)
           ------------
     all indebtedness for borrowed money of such Person; (b) all obligations issued, undertaken or assumed by such Person as the deferred purchase price of Property or services (other than trade payables and accrued expenses not overdue by more than 60 days incurred in the ordinary course of business on ordinary terms); (c) all non-contingent reimbursement or payment obligations of such Person with respect to Surety Instruments (such as, for example, unpaid reimbursement obligations in respect of a drawing under a letter of credit); (d) all obligations of such Person evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of Property or businesses; (e) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to Property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such Property); (f) all Capital Lease Obligations of such Person; (g) all net obligations of such Person with respect to Swap Contracts (such obligations to be equal at any time to the aggregate net amount that would have been payable by such Person at the most recent fiscal quarter end in connection with the termination of such Swap Contracts at such fiscal quarter end); (h) all indebtedness of other Persons referred to in clauses
     (a) through (g) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured
     by) any Lien upon or in Property (including accounts and contracts rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness; and (j) all Contingent Obligations of such Person in respect of indebtedness or obligations of others of the kinds referred to in clauses (a) through (h) above. Indebtedness shall not include accounts extended by suppliers in the ordinary course on normal trade terms in connection with the purchase of goods and services. The Indebtedness of any Person shall include any Indebtedness of any partnership in which such Person is the general partner.

          "Indemnitee" is defined in Section 12.03.
           ----------

          "Index Debt" shall mean the senior, unsecured, non-externally credit
           ----------
     enhanced, long-term indebtedness for borrowed money of Borrower.

          "Intellectual Property" is defined in  Section 8.21.
           ---------------------

          "Interest Coverage Ratio" shall mean, for any Measurement Period, the
           -----------------------
     ratio of (a) the remainder of Consolidated EBITDA for such period less Capital Expenditures for such period to (b) Consolidated Interest Expense for such period.

          "Interest Period" shall mean, with respect to any LIBOR Loan, each
           ---------------
     period commencing on the date such LIBOR Loan is made or Converted from an Alternate Base Rate Loan or the last day of the next preceding Interest Period for such LIBOR Loan and (subject to the requirements of Sections 2.01(a), 2.01(b) and 2.09) ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as Borrower may select as provided in Section 4.05, except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (i) if any Interest Period for any Revolving Credit Loan would otherwise end after the Revolving Credit Commitment Termination Date, such Interest Period shall end on the Revolving Credit Commitment Termination Date; (ii) each Interest Period that would otherwise end on a day that is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and (iii) notwithstanding clauses (i) and (ii) above, no Interest Period shall have a duration of less than one month and, if the Interest Period for any LIBOR Loan would otherwise be a shorter period, such LIBOR Loan shall not be available hereunder as a LIBOR Loan for such period.

          "Interest Rate Certificate" shall mean an Officers' Certificate
           -------------------------
     substantially in the form of Exhibit C, delivered pursuant to Section
                                  ---------
     9.01(e), demonstrating in reasonable detail the calculation of the Debt to Capitalization Ratio as of the last day of the subject period.

          "Investment" shall mean, for any Person: (a) the acquisition (whether
           ----------
     for cash, Property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person; (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person); (c) any capital contribution to (by means of any transfer of cash or other Property to others or any payment for Property or services for the account or use of others) any other Person; (d) the entering into, or direct or indirect incurrence of, any Contingent Obligation with respect to Indebtedness or other liability of any other Person; (e) the entering into of any Swap Contract; or (e) any agreement to make any Investment (including any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such sale).

          "Investment Grade Date" shall mean the date on which Standard & Poor's
           ---------------------
     Corporation and Moody's Investors Services, Inc. (or their respective successors) have given a rating for the Index Debt of at least BBB-/Baa3.

          "Issuing Lender" shall mean Chase Bank of Texas, National Association
           --------------
     or any of its Affiliates, or such other Lender or Lenders selected by the Administrative Agent reasonably satisfactory to Borrower, as the issuer of Letters of Credit under Section 2.03, together with its successors and assigns in such capacity.

          "Joinder Agreement" shall mean an agreement substantially in the form
           -----------------
     of Exhibit K.
        ---------

          "Lease" shall mean any lease, sublease, franchise agreement, license,
           -----
     occupancy or concession agreement.

          "Lender" and "Lenders" are defined in the introduction to this
           ------       -------
     Agreement.

          "Letter of Credit" shall mean (i) any letter of credit issued pursuant
           ----------------
     to Section 2.03 on or after the date hereof, and (ii) the Existing Letters of Credit.

          "Letter of Credit Documents" shall mean, with respect to any Letter of
           --------------------------
     Credit, collectively, any other agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or at risk with respect to such Letter of Credit or (b) any collateral security for any of such obligations, each as the same may be modified and supplemented and in effect from time to time.

          "Letter of Credit Interest" shall mean, for each Lender, such Lender's
           -------------------------
     participation interest (or, in the case of the Issuing Lender, the Issuing Lender's retained interest) in the Issuing Lender's liability under Letters of Credit and such Lender's rights and interests in Reimbursement Obligations and fees, interest and other amounts payable in connection with Letters of Credit and Reimbursement Obligations.

          "Letter of Credit Liability" shall mean, without duplication, at any
           --------------------------
     time and in respect of any Letter of Credit, the sum of (a) the undrawn face amount of such Letter of Credit, plus (b) the aggregate unpaid
                                           ----
     principal amount of all Reimbursement Obligations of Borrower at such time due and payable in respect of all drawings made under such Letter of Credit.

          "Leverage Ratio" shall mean, at any date, the ratio of (a) Total Debt
           --------------
     at such date to (b) Consolidated EBITDA for the Measurement Period ended on or immediately prior to such date.

          "LIBOR Base Rate" shall mean, with respect to any LIBOR Loan for any
           ---------------
     Interest Period therefor, the rate per annum at which the Lender which is
                                        --- -----
     the Administrative Agent is offered deposits in Dollars at approximately 11:00 a.m. London time (or as soon thereafter as practicable) on the date two Business Days prior to its portion of the first day of such Interest Period in the London interbank market for delivery on the first day of such Interest Period, for the number of days comprised therein and in an amount comparable to its portion of the amount of the LIBOR Loans to be outstanding during such Interest Period.

          "LIBOR Rate" shall mean, for any LIBOR Loan for any Interest Period
           ----------
     therefor, a rate per annum (rounded upwards, if necessary, to the nearest
                      --- ------
     1/100 of 1%) determined by the Administrative Agent to be equal to the LIBOR Base Rate for such LIBOR Loan for such Interest Period divided by 1 minus the Reserve Requirement (if any) for such LIBOR Loan for such Interest Period.

          "LIBOR Loans" shall mean Revolving Credit Loans that bear interest at
           -----------
     rates based on rates referred to in the definition of "LIBOR Rate".

          "Lien" shall mean, with respect to any Property, any mortgage, lien,
           ----
     pledge, claim, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement in respect of such Property, including any easement, right-of-way or other encumbrance on title to Real Property. For purposes of the Basic Documents, a Person shall be deemed to own subject to a Lien any Property that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease) relating to such Property.

          "Losses" of any Person shall mean the losses, liabilities, claims
           ------
     (including those based upon negligence, strict or absolute liability and liability in tort), damages, reasonable expenses, obligations, penalties, actions, judgments, encumbrances, liens, penalties, fines, suits, reasonable and documented costs or disbursements of any kind or nature whatsoever (including reasonable fees and expenses of counsel in connection with any Proceeding commenced or threatened in writing, whether or not such Person shall be designated a party thereto) at any time (including following the payment of the obligations) incurred by, imposed on or asserted against such Person.

          "Majority Lenders" shall mean, subject to the last paragraph of
           ----------------
     Section 12.04, Lenders holding greater than 50% of the sum of (without duplication) (a) the aggregate principal amount of outstanding Revolving Credit Loans, plus (b) the aggregate amount of all Letter of Credit
                   ----
     Liabilities, plus (c) the aggregate Unutilized Revolving Credit Commitments
                  ----
     then in effect.

          "Margin Stock" shall mean margin stock within the meaning of
           ------------
     Regulations T, U and X.

          "Material Adverse Effect" shall mean any of (a) a material adverse
           -----------------------
     effect on the business, assets, properties, liabilities, results of operations, condition (financial or otherwise), business prospects or solvency of Borrower and the Subsidiaries taken as a whole, (b) a material adverse effect on the ability of the Obligors to perform their obligations under any Basic Document or (c) an adverse effect on the legality, binding effect or enforceability of any provision of any Basic Document or affecting the rights and remedies of the Lenders thereunder.

          "Material Plan" means at any time a Plan or Plans having aggregate
           -------------
     Unfunded Liabilities in excess of $1,000,000.

          "Maximum Amount" and "Maximum Rate" respectively mean, for a Lender,
           --------------       ------------
     the maximum non-usurious amount and the maximum non-usurious rate of interest that, under applicable law, such Lender is permitted to contract for, charge, take, reserve, or receive on the Obligations.

          "Measurement Period" shall mean the most recent four full fiscal
           ------------------
     quarters of Borrower for which financial statements have been provided pursuant to Section 9.01.

          "Mortgage" shall mean the various mortgages and deeds of trust entered
           --------
     into in connection with the Original Credit Agreement and the Existing Credit Agreement, each of which evidence a Lien on Mortgaged Real Property in favor of Administrative Agent for the benefit of the Lenders, as each may at any time be amended, modified or supplemented in accordance with the terms thereof and hereof.

          "Mortgaged Real Property" shall mean each Real Property set forth on
           -----------------------
     Schedule 1.01(b) which is subject to a Mortgage.
     ----------------

          "Multiemployer Plan" shall mean at any time an employee pension
           ------------------
     benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

          "NAIC" shall mean the National Association of Insurance Commissioners.
           ----

          "Net Available Proceeds" shall mean:
           ----------------------

               (i) in the case of any Disposition Event, the amount of Net Cash Payments received by Borrower or any Subsidiary in connection with such Disposition Event;

               (ii) in the case of any Casualty Event, the aggregate amount of proceeds of insurance, condemnation awards and other compensation received by Borrower or any Subsidiary in respect of such Casualty Event net of (A) reasonable expenses incurred by Borrower and the Subsidiaries in connection therewith, (B) repayments of Indebtedness (other than Indebtedness hereunder) to the extent secured by a Lien on such Property and (C) any income and transfer taxes payable by Borrower or any Subsidiary in respect of such Casualty Event;

               (iii) in the case of any Equity Issuance, the aggregate amount of all cash received by Borrower and the Subsidiaries in respect thereof net of all reasonable investment banking fees, discounts and commissions, legal fees, consulting fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses, actually incurred and satisfactorily documented in connection therewith;

               (iv) in the case of any Taking or Destruction, the Net Award or Net Proceeds, as applicable, resulting therefrom; and

               (v) with respect to any loss of title to all or any portion of any Mortgaged Real Property or Real Property, any title insurance proceeds resulting therefrom.

          "Net Award" shall mean the proceeds, award or payment received by any
           ---------
     obligor or any of its Subsidiaries in respect of any Taking, together with any interest thereon, less the amount of any reasonable expenses incurred in litigating, arbitrating, compromising or settling any claim arising out of any such Taking.

          "Net Cash Payments" shall mean, with respect to any Disposition Event,
           -----------------
     the aggregate amount of all cash payments (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) received by Borrower or any Subsidiary directly or indirectly in connection with such Disposition Event; provided, however, that Net Cash Payments shall be net (without
            --------  -------
     duplication) of (i) the amount of all reasonable fees and expenses paid by Borrower and the subsidiaries in connection with such Disposition Event (the "Relevant Disposition"); (ii) any taxes paid or estimated to be
           --------------------
     payable by Borrower and the subsidiaries as a result of the Relevant Disposition; (iii) any repayments by Borrower or any Subsidiary of Indebtedness to the extent that (a) such Indebtedness is secured by a Lien on the Property that is the subject of the Relevant Disposition and (b) the transferee of (or holder of a Lien on) such Property requires that such Indebtedness be repaid as a condition to the purchase of such Property; and
     (iv) amounts required to be paid to any Person (other than Borrower and the Subsidiaries) owning a beneficial interest in the assets subject to such Relevant Disposition.

          "Net Proceeds" shall mean the proceeds of any insurance or other
           ------------
     payment received by any obligor or any of its subsidiaries in connection with any Destruction, together with any interest earned thereon, less the amount of any reasonable expenses incurred in litigating, arbitrating, compromising or settling any claim arising out of such Destruction.

          "Notes" shall mean the promissory notes provided for by Section
           -----
     2.08(a) and Section 2.12 and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time.

          "Notice of Assignment" shall mean a notice of assignment pursuant to
           --------------------
     Section 12.06 substantially in the form of Exhibit F.
                                                ---------

          "Obligations" shall mean all amounts, direct or indirect, contingent
           -----------
     or absolute, of every type or description, and at any time existing, owing to any Creditor pursuant to the terms of any Basic Document or secured by any of the Security Documents.

          "Obligors" shall mean Borrower and the Subsidiary Guarantors.
           --------

          "Officers' Certificate" shall mean, as applied to any corporation, a
           ---------------------
     certificate executed on behalf of such corporation by its Chairman of the Board (if an officer) or its Chief Executive Officer or one of its Vice Presidents and by its Chief Financial Officer, Vice President-Finance or its Treasurer or any Assistant Treasurer in their official (and not individual) capacities; provided, however, that every Officers' Certificate
                             --------  -------
     with respect to the compliance with a condition precedent to the making of any Revolving Credit Loan or the taking of any other action hereunder shall include (i) a statement that the officers making or giving such officers, Certificate have read such condition and any definitions or other provisions contained in this Agreement relating thereto and (ii) a statement as to whether, in the opinion of the signers, such condition has been complied with.

          "Original Credit Agreement" is defined in the introduction to this
           -------------------------
          Agreement.

          "Original Closing Date" shall mean the date upon which the initial
           ---------------------
     extension of credit under the Original Credit Agreement was made (January 21, 1997).

          "Original Lenders" shall mean the Lenders named on the signature page
           ----------------
     hereof.

          "Other Taxes" is defined in Section 5.06(c).
           -----------

          "Payor" is defined in Section 4.06.
           -----

          "PBGC" shall mean the Pension Benefit Guaranty Corporation or any
           ----
     successor thereto.

          "Permitted Investments" shall mean, for any Person:  (a) direct
           ---------------------
     obligations of the United States of America, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States of America, or by any agency thereof, in either case maturing not more than one year from the date of acquisition thereof by such Person; (b) time deposits, certificates of deposit, bankers' acceptances (including eurodollar deposits) issued by any bank or trust company organized under the laws of the United States of

     America or any state thereof and having capital, surplus and undivided profits of at least $500,000,000 and a deposit rating of investment grade;
     (c) commercial paper rated A-1 or better by Standard & Poor's Corporation or P-1 or better by Moody's Investors Service, Inc., respectively, maturing not more than 180 days from the date of acquisition thereof by such Person; and (d) money market mutual funds that invest primarily in the foregoing items.

          "Permitted Liens" is defined in Section 9.07.
           ---------------

          "Person" shall mean any individual, corporation, limited liability
           ------
     company, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

          "Plan" shall mean at any time an employee pension benefit plan (other
           ----
     than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and either
     (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

          "Pledged Collateral" shall have the meaning set forth in the Security
           ------------------
     Agreement.

          "Post-Default Rate" shall mean, in respect of any principal of any
           -----------------
     Revolving Credit Loan, any Reimbursement Obligation or any other amount payable under this Agreement, any Note or any other Basic Document that is not paid when due (whether at stated maturity, by acceleration, by optional or mandatory prepayment or otherwise), a rate per annum during the period
                                                   --- -----
     from and including the due date to but excluding the date on which such amount is paid in full equal to the lesser of (a) the Maximum Rate, or (b) the sum of 2%, plus the Alternate Base Rate as in effect from time to time,
                    ----
     plus the Applicable Margin for Alternate Base Rate Loans; provided,
     ----                                                      --------
     however, that, if the amount so in default is principal of a LIBOR Loan and
     -------
     the due date thereof is a day other than the last day of the Interest Period therefor, the "Post-Default Rate" for such principal shall be, for the period from and including such due date to but excluding the last day of such Interest Period, the lesser of (a) the Maximum Rate, or (b) the sum of 2%, plus the interest rate for such LIBOR Loan as provided in Section
            ----
     3.02(b) and, thereafter, the rate provided for above in this definition.

          "Prime Rate" shall be the rate most recently announced by Chase at its
           ----------
     principal office in Houston, Texas as its "Prime Rate." Prime Rate is one of Chase's base rates and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto, and is evidenced by the reporting thereof after its announcement in such internal publication or publications as Chase may designate. Any change in the interest rate resulting from a change in such Prime Rate shall become effective on the Business Day on which each change in Prime Rate is announced by Chase.

          "Principal Office" shall mean the principal office of the
           ----------------
     Administrative Agent, located on the date hereof in Houston, Texas.

          "Prior Liens" shall mean Liens which, pursuant to the provisions of
           -----------
     any Security Document, are or may be superior to the Lien of such Security Document.

          "Proceeding" shall mean any claim, counterclaim, action, judgment,
           ----------
     suit, hearing, governmental investigation, arbitration or proceeding, including by or before any Governmental Authority.

          "Property" shall mean any right or interest in or to property or
           --------
     assets of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible and including capital stock or other ownership interests of any Person.

          "Proposed Lender" is defined in Section 2.11.
           ---------------

          "Quarterly Dates" shall mean the last Business Day of March, June,
           ---------------
     September and December in each year, commencing with the last Business Day of December 1999.

          "Real Property" shall mean all right, title and interest of Borrower
           -------------
     or any Subsidiary (including, without limitation, any leasehold estate) in and to a parcel of real property owned or operated by Borrower or any Subsidiary together with, in each case, all improvements and appurtenant fixtures, equipment, personal property, easements and other property and rights incidental to the ownership, lease or operation thereof.

          "Register" is defined in Section 2.08.
           --------

          "Regulation D" shall mean Regulation D of the Board of Governors of
           ------------
     the Federal Reserve System (or any successor) as the same may be modified and supplemented and in effect from time to time.

          "Regulations T, U and X" shall mean, respectively, Regulations T, U
           ----------------------
     and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

          "Regulatory Change" shall mean, with respect to any Lender, any change
           -----------------
     after the Original Closing Date in Federal, state or foreign law or regulations (including Regulation D) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks or other financial institutions including such Lender of or under any Federal, state or foreign law or regulations (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any court or governmental or monetary authority or any other regulatory agency with proper authority, including non-governmental agencies or bodies, charged with the interpretation or administration thereof or by the NAIC.

          "Reimbursement Obligations" shall mean, at any time, the obligations
           -------------------------
     of Borrower then outstanding, or that may thereafter arise in respect of all Letters of Credit then outstanding, to reimburse amounts paid by the Issuing Lender in respect of any drawings under a Letter of Credit.

          "Release" shall mean any release, spill, emission, leaking, pumping,
           -------
     injection, deposit, disposal, discharge, dispersal, leaching or migration into the environment.

          "Relevant Parties" and "Relevant Party" are defined in Section 10(b).
           ----------------       --------------

          "Replaced Lender" is defined in Section 2.11.
           ---------------

          "Required Payment" is defined in Section 4.06.
           ----------------

          "Requirement of Law" as to any Person, the Certificate of
           ------------------
     Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Reserve Requirement" shall mean, for any Interest Period for any
           -------------------
     LIBOR Loan, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion Dollars against "Eurocurrency liabilities" (as such term is used in Regulation D). LIBOR Loans shall be deemed to constitute Eurocurrency liabilities and to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to any Lender under Regulation D. Without limiting the effect of the foregoing, the Reserve Requirement shall include any other reserves required to be maintained by such member banks by reason of any Regulatory change with respect to (i) any category of liabilities that includes deposits by reference to which the LIBOR Base Rate is to be determined as provided in the definition of "LIBOR Base Rate" in this
     Section 1.01 or (ii) any category of extensions of credit or other assets that includes LIBOR Loans.

          "Response Date" is defined in Section 2.12.
           -------------

          "Restoration" is defined in each Mortgage.
           -----------

          "Revolving Credit Commitment" shall mean, for each Lender, on any date
           ---------------------------
     of determination, the obligation of such Lender to make Revolving Credit Loans in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set opposite the name of such Lender on Annex
                                                                          -----
     A under the caption "Revolving Credit
     -

     Commitment" (as the same may be reduced from time to time pursuant to Section 2.04(b), increased pursuant to Section 2.12 or changed pursuant to
     Section 12.06(b)).

          "Revolving Credit Commitment Percentage" shall mean, with respect to
           --------------------------------------
     any Lender, on any date of determination, the ratio of (a) the amount of the Revolving Credit Commitment of such Lender to (b) the aggregate amount of the Revolving Credit Commitments of all of the Lenders. The Revolving Credit Commitment Percentage of each Lender as of the date hereof after giving effect to this Agreement is set forth on Schedule 1.05.
                                                     -------------

          "Revolving Credit Commitment Termination Date" shall mean the last
           --------------------------------------------
     Business Day in December, 2003.

          "Revolving Credit Commitments" shall mean the aggregate sum of the
           ----------------------------
     Revolving Credit Commitment of all of the Lenders. The initial aggregate principal amount of the Revolving Credit Commitments is $250,000,000.

          "Revolving Credit Loans" is defined in Section 2.01(a).
           ----------------------

          "Section 5.06 Certificate" is defined in Section 5.06(b).
           ------------------------

          "Security Agreement" shall mean that certain Security Agreement dated
           ------------------
     as of January 21, 1997, among the Obligors (whether as original parties thereto or by execution of a Joinder Agreement) and the Administrative Agent, as the same may be amended, modified or supplemented in accordance with the terms thereof and hereof.

          "Security Documents" shall mean the Security Agreement, the Mortgages
           ------------------
     and all Uniform Commercial Code financing statements required by this Agreement, the Security Agreement or any Mortgage to be filed with respect to the security interests in Property and fixtures created pursuant to the Security Agreement or any Mortgage and any other document or instrument utilized to pledge as Collateral for the obligations on any property or assets of whatever kind or nature.

          "State and Local Real Property Disclosure Requirements" shall mean any
           -----------------------------------------------------
     state or local laws requiring notification of the buyer of real property, or notification, registration, or filing to or with any state or local agency, prior to the sale of any real property or transfer of control of an establishment, of the actual or threatened presence or release into the environment, or the use, disposal, or handling of Hazardous Materials on, at, under, or near the real property to be sold or the establishment for which control is to be transferred.

          "Subordinated Debt" shall mean up to $125,000,000 in convertible
           -----------------
     subordinated debt to be issued by the Borrower in connection with the issuance of trust preferred securities, provided that such convertible subordinated debt shall be subordinated in right of payment to the obligations of the Borrower to the Lenders and such other obligations of the Borrower as reasonably required by the Lenders pursuant to documents containing maturities, interest rates, payment terms, payment deferral provisions, covenants, defaults, remedies, subordination provisions, payment blockage, standstill provisions and other terms in form and substance reasonably satisfactory to the Administrative Agent and the Lenders. The terms specified on Annex C shall be deemed to be satisfactory to the
                  -------
     Administrative Agent and the Lenders; provided that all other terms and provisions of the Subordinated Debt and related documents shall be subject to the prior approval of the Administrative Agent and the Lenders, which approval shall not be unreasonably withheld.

          "Subsidiary" shall mean, with respect to any Person, any corporation,
           ----------
     partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. Unless the context clearly requires otherwise, all references to any Subsidiary shall mean a Subsidiary of Borrower.

          "Subsidiary Guarantors" shall mean each of the Subsidiaries of
           ---------------------
     Borrower listed on Schedule 1.01(a) attached hereto and each other Wholly
                        ----------------
     Owned Subsidiary that guarantees the payment of the Obligations of Borrower hereunder pursuant to Section 9.21 and the other Basic Documents.

          "Surety Instruments" shall mean all letters of credit (including
           ------------------
     standby and commercial), bankers, acceptances, bank guarantees, surety bonds and similar instruments.

          "Survey" shall mean a survey of any Mortgaged Real Property (and all
           ------
     improvements thereon): (a) prepared by a surveyor or engineer licensed to perform surveys in the state, province or country where such Mortgaged Real Property is located, (b) dated (or redated) not earlier than six months prior to the date of delivery thereof unless there shall have occurred within the six months prior to such date of delivery any exterior construction on the site of such Mortgaged Real Property, in which event such survey shall be dated (or redated) after the completion of such construction or, if such construction shall not have been completed as of such date of delivery, not earlier than 20 days prior to such date of delivery, (c) certified by the surveyor (in a manner acceptable to the Administrative Agent) to the Administrative Agent and the Title Company and
     (d) complying in all respects with the minimum detail requirements of the American Land Title Association as such requirements are in effect on the date of preparation of such survey.

          "Swap Contract" means any agreement (including any master agreement
           -------------
     and any agreement, whether or not in writing, relating to any single transaction) that is an interest rate swap agreement, basis swap, forward rate agreement, commodity swap, commodity option, equity or equity index swap or option, bond option, interest rate option, foreign exchange agreement, rate cap, collar or floor agreement, currency swap agreement, cross-currency rate swap agreement, swaption, currency option or any other similar agreement (including any option to enter into any of the foregoing).

          "Syndication Agent" is defined in the introduction to this Agreement.
           -----------------

          "Taking" shall mean any taking of any Mortgaged Real Property or Real
           ------
     Property of any obligor or any of its subsidiaries or any part thereof, in or by condemnation or other eminent domain proceedings pursuant to any law, general or special, or by reason of the temporary requisition of the use or occupancy of any Mortgaged Real Property or Real Property of any obligor or any of its subsidiaries or any part thereof, by any Governmental Authority, civil or military. Taking shall not include any casualty Event.

          "Total Capitalization" shall mean at any date the sum (without
           --------------------
     duplication) of Total Debt plus Consolidated Net Worth.

          "Total Debt" shall mean at any date, the aggregate amount of
           ----------
     Indebtedness of Borrower and the Subsidiaries determined on a consolidated basis in accordance with GAAP. Except as otherwise provided herein, after the issuance of the Subordinated Debt and the Trust Preferred Securities, if any, "Total Debt" shall not include the Subordinated Debt unless and until a Debt Conversion Event shall occur. Notwithstanding the foregoing, for purposes of Section 12.16, "Total Debt" (as used in the definitions of Leverage Ratio and Debt to Capitalization Ratio) shall include the Subordinated Debt.

          "Trust Preferred Securities" shall mean any trust preferred securities
           --------------------------
     referred to in the definition of "Subordinated Debt", provided that such
                                       -----------------   -------------
     trust preferred securities and all documents related thereto and all terms and provisions thereof shall be reasonably satisfactory in all respects to the Administrative Agent and the Lenders. The terms specified on Annex C
                                                                       -------
     shall be deemed to be satisfactory to the Administrative Agent and the Lenders; provided that all other terms and provisions of the Trust Preferred Securities and related documents shall be subject to the prior approval of the Administrative Agent and the Lenders, which approval shall not be unreasonably withheld.

          "Type" is defined in Section 1.03.
           ----

          "UCC" shall mean the Uniform Commercial Code as in effect in the State
           ---
     of Texas.

          "Unfunded Liabilities" shall mean, with respect to any Plan at any
           --------------------
     time, the amount (if any) by which (a) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (b) the fair market value of all Plan assets allocable to such liabilities under Title I of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan.

            "Unutilized Revolving Credit Commitment" shall mean, for any Lender,
             --------------------------------------
     at any time, the excess of such Lender's Revolving Credit Commitment at such time over the sum of (a) the aggregate outstanding principal amount of Revolving Credit Loans made by such Lender and (b) such Lender's Revolving Credit Commitment Percentage of the aggregate amount of Letter of Credit Liabilities at such time.

            "VAW-IMCO" shall mean the joint venture between Borrower and VAW
             --------
     aluminium AG known as VAW-IMCO Guss und Recycling GmbH.

            "Wholly Owned Subsidiary" shall mean, with respect to any Person,
             -----------------------
     any corporation, partnership or other entity of which all of the equity securities or other ownership interests (other than, in the case of a corporation, directors, qualifying shares) are directly or indirectly owned or controlled by such Person or one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person. Unless the context clearly requires otherwise, all references to any Wholly Owned Subsidiary shall mean a Wholly Owned Subsidiary of Borrower.

            "Working Capital" shall mean an amount determined for Borrower and
             ---------------
     the Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) equal to the sum of all current assets (other than cash) less the sum of all current liabilities (other than the current portion of long-term indebtedness).

     1.02.  Accounting Terms and Determinations.  Except as otherwise provided
            -----------------------------------
in this Agreement, all computations and determinations as to accounting or financial matters shall be made in accordance with GAAP, and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP as in effect on the date of this Agreement. All financial statements to be delivered pursuant to this Agreement shall be prepared in accordance with GAAP. Unless otherwise required by applicable laws or regulations, all financial covenants are to be calculated in accordance with GAAP as in effect on the date of this Agreement unless such modifications are agreed to by the parties hereto.

     1.03.  Types of Revolving Credit Loans.  Revolving Credit Loans hereunder
            -------------------------------
are distinguished by "Type".  The "Type" of a Revolving Credit Loan refers to
                                   ----
whether such Revolving Credit Loan is an Alternate Base Rate Loan or a LIBOR Loan, each of which constitutes a Type.

     1.04.  Rules of Construction.
            ---------------------

            (a) In this Agreement and each other Basic Document, unless the context clearly requires otherwise (or such other Basic Document clearly provides otherwise), references to (i) the plural include the singular, the singular the plural and the part the whole; (ii) Persons include their respective permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons;
     (iii) agreements (including this Agreement), promissory notes and other contractual instruments include subsequent amendments, assignments, and other modifications thereto, but only to the extent such amendments, assignments or other modifications thereto are not prohibited by their terms or the terms of any Basic Document; (iv) statutes and related regulations include any amendments of same and any successor statutes and regulations; and (v) time shall be a reference to Dallas, Texas time. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

            (b) In this Agreement and each other Basic Document, unless the context clearly requires otherwise (or such other Basic Document clearly provides otherwise) and except as set forth in the proviso hereto,

     (i)"amend" shall mean "amend, amend and restate, supplement or modify"; and
         -----
     "amended" and "amendment" shall have meanings correlative to the foregoing;
      -------       ---------
     (ii) in the computation of periods of time from a specified date to a later specified date, "from" shall mean "from and including"; "to" and "until"
                      ----                                    --       -----
     shall mean "to but excluding"; and "through" shall mean "to and including";
                                         -------
     (iii) "hereof," "herein" and "hereunder" (and similar terms) in this
            ------    ------       ---------
     Agreement or any other Basic Document refer to this Agreement or such other Basic Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Basic Document; (iv) "including"
                                                                     ---------
     (and similar terms) shall mean "including without limitation" (and similarly for similar terms); (v) "or" has the inclusive meaning
                                        --
     represented by the phrase "and/or"; and (vi) "satisfactory to" any Creditor
                                                   ---------------
     shall mean in form, scope and substance and on terms and conditions reasonably satisfactory to such Creditor.

            (c) In this Agreement unless the context clearly requires otherwise, any reference to (i) an Annex, Exhibit or Schedule is to an Annex, Exhibit or Schedule, as the case may be, attached to this Agreement and constituting a part hereof, and (ii) a Section or other subdivision is to of this Agreement.

            (d) No doctrine of construction of ambiguities in agreements or instruments against the interests of the party controlling the drafting thereof shall apply to any Basic Document.

     1.05.  Assignment of Certain Outstanding Revolving Credit Loans.  On the
            --------------------------------------------------------
date hereof, (a) each assignor Lender identified on Schedule 1.05 (each an
                                                    -------------
"Assignor") is assigning to the assignee Lenders identified on Schedule 1.05
---------                                                      -------------
(each an "Assignee") all or a portion of the Revolving Credit Loans outstanding
          --------
under the Existing Credit Agreement as of the date hereof that are held by such Assignor, together with accrued interest thereon and expenses related thereto (including any expenses under Section 5 of the Existing Credit Agreement), (b)
                              ---------
each Assignee is assuming all or a portion of the Revolving Credit Commitments of the respective Assignors outstanding under the Existing Credit Agreement, and
(c) each Assignor is assigning, selling and transferring to the respective Assignees and each Assignee is purchasing, assuming and receiving from the respective Assignors all or a portion of the Assignors' respective participation shares under Section 2.03 in all Existing Letters of Credit and related rights.
             ------------
With regard to Assignors identified on Schedule 1.05 as "terminating lenders,"
                                       -------------
100% of the Revolving Credit Loans, Revolving Credit Commitments and participation interests in Existing Letters of Credit and related rights of such Assignors are being so assigned and assumed, and with regard to Assignors identified on Schedule 1.05
                                                                 -------------
as "reallocating lenders," a portion of the Revolving Credit Loans, Revolving Credit Commitments and participation interests in Existing Letters of Credit and related rights of such Assignors are being so assigned and assumed, in each case such that the Assignees will have respective shares of all Revolving Credit Loans, Revolving Credit Commitments and participation interests in Existing Letters of Credit and related rights, in accordance with their respective Revolving Credit Commitment Percentages as of the date hereof after giving effect to this Agreement, as specified on Schedule 1.05.
                                          --------------

     1.06.  Effect on Existing Credit Agreement and Other Basic Documents.  Upon
            -------------------------------------------------------------
the execution and delivery by the parties hereto of this Agreement and the satisfaction (or waiver) of the conditions set forth in Section 7.03, (a) this Agreement shall be deemed to amend, restate and supersede the Existing Credit Agreement (which amended, restated and superceded the Original Credit Agreement), except that the grants of security interests, mortgages and Liens under and pursuant to the Basic Documents shall continue unaltered, and each other Basic Document shall continue in full force and effect in accordance with its terms, and the parties hereto hereby ratify and confirm the terms thereof as being in full force and effect and unaltered by this Agreement, except as expressly modified by this Agreement; (b) all Obligations under the Existing Credit Agreement and the other Basic Documents shall continue to be outstanding except as expressly modified by this Agreement and shall be governed in all respects by this Agreement and the other Basic Documents, it being agreed and understood that this Agreement does not constitute a novation, satisfaction, payment or reborrowing of any obligation under the Existing Credit Agreement or any other Basic Document except as expressly modified by the Agreement, nor does it operate as a waiver of any right, power or remedy of any Lender under any Basic Document (other than the Existing Credit Agreement); and (c) all references to the Original Credit Agreement or the Existing Credit Agreement in any Basic Document or other document or instrument delivered in connection therewith shall be deemed to refer to this Agreement and the provisions hereof.

     Section 2.  Revolving Credit Commitments, Revolving Credit Loans, Notes,
                 ------------------------------------------------------------
Revolving Credit Commitment Reductions and Prepayments.
------------------------------------------------------

     2.01.  Revolving Credit Loans.
            ----------------------

            (a) Revolving Credit Loans.  Each Lender severally agrees, on the
                ----------------------
     terms and conditions of this Agreement, to make revolving credit loans (the "Revolving Credit Loans") to Borrower in Dollars during the period from and
      ----------------------
     including the date hereof to but not including the Revolving Credit Commitment Termination Date in an aggregate principal amount at any one time outstanding not exceeding the amount of the Revolving Credit Commitment of such Lender as in effect from time to time; provided,
                                                               --------
     however, that in no event shall the sum of the aggregate principal amount
     -------
     of (without duplication) all Revolving Credit Loans then outstanding, plus
                                                                           ----
     the aggregate amount of all Letter of Credit Liabilities at any time exceed the aggregate amount of the Revolving Credit Commitments as in effect at such time. Subject to the terms and conditions of this Agreement, during such period Borrower may borrow, repay and reborrow the amount of the Revolving Credit Commitments by means of Alternate Base Rate Loans and LIBOR Loans and may Convert

     Revolving Credit Loans of one Type into Revolving Credit Loans of another Type (as provided in Section 2.09) or Continue Revolving Credit Loans of one Type as Revolving Credit Loans of the same Type (as provided in Section 2.09).

            (b) Limit on LIBOR Loans. No more than ten separate Interest Periods
                ---------------------
     in respect of LIBOR Loans may be outstanding at any one time.

     2.02.  Borrowings.  Borrower shall give the Administrative Agent notice of
            ----------
each borrowing hereunder as provided in Section 4.05. The form of such notice of borrowing shall be substantially in the form of Exhibit I. Not later than
                                                   ---------
1:00 p.m., Dallas, Texas time on the date specified for each borrowing hereunder, each Lender shall make available the amount of the Revolving Credit Loan or Revolving Credit Loans to be made by it on such date to the Administrative Agent, at an account specified by the Administrative Agent maintained at the Principal Office, in immediately available funds, for account of Borrower. Each borrowing of Revolving Credit Loans shall be made by each Lender pro rata based on such Lender's Revolving Credit Commitment Percentage.
       --- ----
The amount so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to Borrower by depositing the same, in immediately available funds, in an account of Borrower maintained with the Administrative Agent at the Principal office designated by Borrower.

     2.03.  Letters of Credit.  The Existing Letters of Credit have been
            -----------------
previously issued and remain outstanding under this Agreement. The Revolving Credit Commitments are deemed to be utilized for the Existing Letters of Credit as provided in subsection (b) of this Section 2.03. Subject to the terms and
                                      ------------
conditions hereof, the Revolving Credit Commitments may be further utilized, upon the request of Borrower in addition to the Revolving Credit Loans provided for by Section 2.01(a), for standby and commercial documentation letters of credit issued on or after the date hereof for the account of Borrower; provided,
                                                                       --------
however, that in no event shall (i) the aggregate amount of all Letter of Credit
-------
Liabilities, plus the aggregate principal amount of the Revolving Credit Loans
             ----
then outstanding exceed at any time the aggregate Revolving Credit Commitments as in effect at such time, (ii) the outstanding aggregate amount of all Letter of Credit Liabilities exceed $12,000,000, (iii) the face amount of any Letter of Credit be less than $5,000, (iv) the expiration date of any Letter of Credit extend beyond the earlier of (x) the fifth Business Day preceding the Revolving Credit Commitment Termination Date and (y) the date twelve months following the date of such issuance for standby Letters of Credit or 180 days after the date of such issuance for commercial Letters of Credit, unless the Majority Lenders have approved such expiry date in writing (however, no Letter of Credit may be extended beyond the Revolving Credit Commitment Termination Date); provided,
                                                                   --------
however, that any standby Letter of Credit may be automatically extendible for
-------
periods of up to one year (but never beyond the fifth Business Day preceding the Revolving Credit Commitment Termination Date then in effect) so long as such Letter of Credit provides that the Issuing Lender retains an option satisfactory to the Issuing Lender to terminate such Letter of Credit prior to each extension date, unless all of the Lenders have approved such expiry date in writing, or
(v) the Issuing Lender issue any Letter of Credit after it has received notice from Borrower or the Majority Lenders stating that a Default or Event of Default exists until such time as the Issuing Lender shall have received written notice of (x) rescission of such notice from the Majority Lenders or (y) waiver of such Default or Event of Default in accordance with this Agreement. The following additional provisions shall apply to Letters of Credit:


          (a) Other than with respect to Existing Letters of Credit originally issued prior to the Original Closing Date for the stated term thereof as of the Original Closing Date, Borrower shall give the Administrative Agent at least three Business Days, irrevocable prior notice (effective upon receipt) specifying the date (which shall be no later than thirty days preceding the Revolving Credit Commitment Termination Date) each Letter of Credit is to be issued and describing in reasonable detail the proposed terms of such Letter of Credit (including the beneficiary thereof) (including whether such Letter of Credit is to be a commercial Letter of Credit or a standby Letter of Credit). Upon receipt of any such notice, the Administrative Agent shall advise the Issuing Lender of the contents thereof.

          (b) On each day during the period commencing on the date hereof for each Existing Letter of Credit and on the date of issuance for each Letter of Credit issued by the Issuing Bank on or after the date hereof and until such Letter of Credit shall have expired or been terminated, the Revolving Credit Commitment of each Lender shall be deemed to be utilized for all purposes hereof in an amount equal to such Lender's Revolving Credit Commitment Percentage of the then undrawn face amount of such Letter of Credit. Each Lender (other than the Issuing Lender) agrees that, upon the issuance of any Letter of Credit hereunder (which, with respect to Existing Letters of Credit originally issued prior to the Original Closing Date shall be deemed the Original Closing Date), it shall automatically acquire a participation in the Issuing Lender's liability under such Letter of Credit in an amount equal to such Lender's Revolving Credit Commitment Percentage of such liability, and each Lender (other than the Issuing Lender) thereby shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and shall be unconditionally obligated to the Issuing Lender to pay and discharge when due, its Revolving Credit Commitment Percentage of the Issuing Lender's liability under such Letter of Credit. The Issuing Lender shall be deemed to hold a Letter of Credit Liability in an amount equal to its retained interest in the related Letter of Credit after giving effect to such acquisition by the Lenders other than the Issuing Lender of their participation interests.

          (c) Upon receipt from the beneficiary of any Letter of Credit of any demand for payment under such Letter of Credit, the Issuing Lender shall promptly notify Borrower (through the Administrative Agent) of the amount to be paid by the Issuing Lender as a result of such demand and the date on which payment is to be made by the Issuing Lender to such beneficiary in respect of such demand. Borrower hereby unconditionally agrees to pay and reimburse the Issuing Lender for the amount of each demand for payment under such Letter of Credit not later than the date on which the Issuing Lender notifies Borrower that payment is to be made by the Issuing Lender to the beneficiary thereunder (or the next Business Day if such notice is received after 11:00 a.m. (Dallas, Texas time)).

          (d) Forthwith upon its receipt of a notice referred to in clause (c) of this Section 2.03, Borrower shall advise the Issuing Lender whether or not Borrower intends to borrow hereunder to finance its obligation to reimburse the Issuing Lender for the amount of the related demand for payment and, if it does, submit a notice of such borrowing as provided in Section 4.05. In the event that Borrower fails to so advise the Administrative Agent, or if Borrower fails to reimburse the Issuing Lender for a demand for payment under a Letter of Credit by the date of notice of such payment (or the next Business Day if received after 11:00 a.m. Dallas, Texas time) on such date), the Administrative Agent shall give each Lender prompt notice of the amount of the demand for payment, specifying such Lender's Revolving Credit Commitment Percentage of the amount of the related demand for payment, which, if received after 12:00 p.m., noon, Dallas, Texas time will be deemed received the next Business Day.

          (e) Each Lender (other than the Issuing Lender) shall pay to the Administrative Agent for account of the Issuing Lender at the Principal Office in Dollars and in immediately available funds, the amount of such Lender's Revolving Credit Commitment Percentage of any payment under a Letter of Credit upon notice by the Issuing Lender (through the Administrative Agent) to such Lender requesting such payment and specifying such amount. Each such Lender's obligation to make such payments to the Administrative Agent for account of the Issuing Lender under this clause
     (e), and the Issuing Lender's right to receive the same, shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including (i) the failure of any other Lender to make its payment under this clause (e), (ii) the financial condition of Borrower or the existence of any Default or Event of Default or (iii) the termination of the Revolving Credit Commitments. Each such payment to the Issuing Lender shall be made without any offset, abatement, withholding or reduction whatsoever. Nothing in this clause (e) shall be deemed to prejudice the right of any Lender to recover from the Issuing Lender in the event of a wrongful payment of the type described in the proviso to the last paragraph of this Section 2.03.

          (f) Upon the making of each payment by a Lender to the Issuing Lender pursuant to clause (e) above in respect of any Letter of Credit, such Lender shall, automatically and without any further action on the part of the Administrative Agent, the Issuing Lender or such Lender, acquire (i) a participation in an amount equal to such payment in the Reimbursement Obligation owing to the Issuing Lender by Borrower hereunder and under the Letter of Credit Documents relating to such Letter of Credit and (ii) a participation in a percentage equal to such Lender's Revolving Credit Commitment Percentage in any interest or other amounts payable by Borrower hereunder and under such Letter of Credit Documents in respect of such Reimbursement Obligation. Upon receipt by the Issuing Lender from or for account of Borrower of any payment in respect of any Reimbursement Obligation or any such interest or other amounts (including by way of setoff or application of proceeds of any collateral security) the Issuing Lender shall promptly pay to the Administrative Agent for account of each Lender entitled thereto, such Lender's Revolving Credit Commitment Percentage of such payment, each such payment by the Issuing Lender to be made in the same money and funds in which received by the Issuing Lender. In the event any payment received by the Issuing Lender and so paid to the Lenders hereunder is rescinded or must otherwise be returned by the Issuing Lender, each Lender shall, upon the request of the

     Issuing Lender (through the Administrative Agent), repay to the Issuing Lender (through the Administrative Agent) the amount of such payment paid to such Lender, with interest at the rate specified in clause (i) of this
     Section 2.03.

          (g) Borrower shall pay to the Administrative Agent for the account of the Issuing Lender in respect of each Letter of Credit a letter of credit commission in an amount equal to (x) the rate per annum equal to the
                                                   --- ------
     Applicable Margin for Revolving Credit Loans that would be LIBOR Loans in effect at the time of issuance thereof, plus 0.25% per annum, multiplied by
                                                        --- -----
     (y) the daily average undrawn face amount of such Letter of Credit (but in no event less than $500 per Letter of Credit on a per annum basis) for the
                                                       --- -----
     period from and including the date of issuance of such Letter of Credit (which for Existing Letters of Credit originally issued prior to the Original Closing Date shall initially be deemed the Original Closing Date)
     (i) in the case of a Letter of Credit which expires in accordance with its terms, to and including such expiration date and (ii) in the case of a Letter of Credit which is drawn in full or is otherwise terminated other than on the stated expiration date of such Letter of Credit, to but excluding the date such Letter of Credit is drawn in full or is terminated, such fee to be non-refundable and to be paid in arrears quarterly, on each Quarterly Date (or such minimum $500 per annum fee to be paid on the date
                                          --- -----
     of issuance of the applicable Letter of Credit), and on the earlier of the Revolving Credit Commitment Termination Date or the date of the termination of the Revolving Credit Commitments or the date of such termination, expiration or the Business Day subsequent to notice of a drawing. The Issuing Lender shall pay to the Administrative Agent for account of each Lender (other than the Issuing Lender), from time to time at reasonable intervals (but in any event at least quarterly), but only to the extent actually received from Borrower, an amount equal to such Lender's Revolving Credit Commitment Percentage of all letter of credit commissions referred to in the first sentence of this clause (g) received in respect of all periods after the Original Closing Date in addition, Borrower shall pay to the Administrative Agent for account of the Issuing Lender only in respect of each Letter of Credit (other than the Existing Letters of Credit originally issued prior to the Original Closing Date (unless renewed)) a letter of credit issuance fee in an amount equal to 1/4% per annum
                                                              --- -----
     multiplied by the original face amount from the issue date through the expiry date of such Letter of Credit (but in no event less than $500 per Letter of Credit), such amount to be payable on the date of issuance of such Letter of Credit, plus all charges, costs and expenses in the amounts
                            ----
     customarily charged by the Issuing Lender from time to time in like circumstances with respect to the issuance of each Letter of Credit and drawings and other transactions relating thereto.

          (h) [Reserved]

          (i) To the extent that any Lender fails to pay an amount required to be paid pursuant to clause (e) or (f) of this Section 2.03 on the due date therefor, such Lender shall pay interest to the Issuing Lender (through the Administrative Agent) on such amount from and including such due date to but excluding the date such payment is made (i) during the period from and including such due date to but excluding the date three Business Days thereafter, at a rate per annum equal to the Federal Funds Rate (as in
                           --- -----
     effect from time to

     time) and (ii) thereafter, at a rate per annum equal to the Post-Default
                                          ---------
     Rate (as in effect from time to time).

          (j) The issuance by the Issuing Lender of any modification or supplement to any Letter of Credit hereunder that would extend the expiry date or increase the face amount thereof shall be subject to the same conditions applicable under this Section 2.03 to the issuance of new Letters of Credit, and no such modification or supplement shall be issued hereunder unless either (x) the respective Letter of Credit affected thereby would have complied with such conditions had it originally been issued hereunder in such modified or supplemented form or (y) each Lender shall have consented thereto.

          (k) Notwithstanding the foregoing, the Issuing Lender shall not be under any obligation to issue any Letter of Credit if at the time of such issuance, any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain the Issuing Lender from issuing such Letter of Credit or any requirement of law applicable to the Issuing Lender or any request or directive (whether or not having the force of law) from any Governmental Authority shall prohibit, or request that the Issuing Lender refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Lender with respect to such Letter of Credit any restriction or reserve or capital requirement (for which the Issuing Lender is not otherwise compensated) not in effect on the date hereof.

The obligations of Borrower under this Agreement and any Letter of Credit Document to reimburse the Issuing Lender for a drawing under a Letter of Credit, and to repay any drawing under a Letter of Credit converted into Revolving Credit Loans, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other Letter of Credit Document under all circumstances, including the following: (i) any lack of validity or enforceability of this Agreement or any Letter of Credit Document; (ii) the existence of any claim, setoff, defense or other right that Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Lender or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the Letter of Credit Documents or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit; or any defense based upon the failure of any drawing under a Letter of Credit to conform to the terms of the Letter of Credit or any non-application or misapplication by the beneficiary of the proceeds of such drawing; or (iv) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, Borrower or a Subsidiary Guarantor; provided, however, that
                                                  --------  -------
Borrower shall not be obligated to reimburse the Issuing Lender for any wrongful payment determined by a court of competent jurisdiction to have been made by the Issuing Lender as a result of acts or omissions constituting willful misconduct or gross negligence on the part of the Issuing Lender or which is not in accordance with the standard of care specified in the Uniform Commercial Code of the State of Texas. To the extent that any provision of any Letter of Credit Document is inconsistent with the provisions of this Section 2.03, the provisions of this Section 2.03 shall control.

     2.04.  Termination and Reduction of Revolving Credit Commitments.
            ---------------------------------------------------------

            (a) Borrower shall have the right at any time or from time to time
     (i) so long as no Revolving Credit Loans or Letter of Credit Liabilities will be outstanding as of the date specified for termination, to terminate the Revolving Credit Commitments or (ii) to reduce the aggregate amount of the Unutilized Revolving Credit Commitments of all the Lenders; provided,
                                                                     --------
     however, that (x) Borrower shall give notice of each such termination or
     -------
     reduction as provided in Section 4.05 and (y) each partial reduction shall be in an aggregate amount at least equal to $1,000,000 (or a larger multiple of $100,000).

            (b) The Revolving Credit Commitments once terminated or reduced may not be reinstated.

     2.05.  Fees.
            ----

            (a) Borrower shall pay to the Administrative Agent for the account of each Lender a commitment fee on the daily average amount of such Lender's Unutilized Revolving Credit Commitment, for the period from and including the date hereof to but not including the earlier of the date such Revolving Credit Commitment is terminated and the Revolving Credit Commitment Termination Date, at a rate per annum equal to the Applicable
                                            --- -----
     Revolving Credit Commitment Fee Percentage. Any accrued commitment fee under this Section 2.05(a) shall be payable in arrears on each Quarterly Date and on the earlier of the date the Revolving Credit Commitments are terminated and the Revolving Credit Commitment Termination Date.

            (b) Borrower shall pay to the Administrative Agent for its own account a nonrefundable administrative fee pursuant to the terms of the Fee Letter.

     2.06.  Lending Offices.  The Revolving Credit Loans of each Type made by
            ---------------
each Lender shall be made and maintained at such Lender's Applicable Lending Office for Revolving Credit Loans of such Type.

     2.07.  Several Obligations.  The failure of any Lender to make any
            -------------------
Revolving Credit Loan to be made by it on the date specified therefor shall not relieve any other Lender of its obligation to make its Revolving Credit Loan on such date, but neither any Lender nor the Administrative Agent shall be responsible for the failure of any other Lender to make a Revolving Credit Loan to be made by such other Lender, and (except as otherwise provided in Section 4.06) no Lender shall have any obligation to the Administrative Agent or any other Lender for the failure by such Lender to make any Revolving Credit Loan required to be made by such Lender.

     2.08.  Notes:  Register.
            ----------------

            (a) In connection with the increase in the Revolving Credit Commitments on the date hereof as part of the amendments to the Existing Credit Agreement, each Lender shall surrender its Notes issued in connection with its Revolving Credit Commitments under the Original Credit Agreement and the Existing Credit Agreement and be issued new Notes pursuant to this Section 2.08, substantially in the form of Exhibit A-1,
                                                                 -----------
     dated the date of this Agreement, payable to such Lender in the principal amount of such Lender's Revolving Credit Commitment and otherwise duly completed.

            (b) [Reserved]

            (c) The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Revolving Credit Loan made by each Lender to Borrower, and each payment made on account of the principal thereof, shall be recorded by such Lender on its books and, prior to any transfer of any Note evidencing the Revolving Credit Loans held by it, endorsed by such Lender on the schedule attached to such Note or any continuation thereof;

     provided, however, that the failure of such Lender to make any such
     --------  -------
     recordation or endorsement shall not affect the obligations of Borrower to make a payment when due of any amount owing hereunder or under such Note.

            (d) Borrower hereby designates the Administrative Agent to serve as Borrower's agent, solely for purposes of this Section 2.08, to maintain a register (the "Register") on which it will record the Revolving Credit
                    --------
     Commitment from time to time of each of the Lenders, the Revolving Credit Loans made by each of the Lenders and each repayment in respect of the principal amount of the Revolving Credit Loans of each Lender. Failure to make any such recordation or any error in such recordation shall not affect Borrower's obligations in respect of such Revolving Credit Loans. The entries in the Register shall be conclusive, in the absence of manifest error, and Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of a Revolving Credit Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Basic Documents, notwithstanding any notice to the contrary. The Register shall be available for inspection by Borrower or any Lender at any reasonable time and from time to time upon reasonable prior Notice.

     2.09.  Optional Prepayments and Conversions or Continuations of Revolving
            ------------------------------------------------------------------
Credit Loans.  Subject to Section 4.04, Borrower shall have the right to prepay
------------
Revolving Credit Loans, or to Convert Revolving Credit Loans of one Type into Revolving Credit Loans of another Type or Continue Revolving Credit Loans of one Type as Revolving Credit Loans of the same Type, at any time or from time to time to be applied as specified by Borrower; provided, however, that: (a)
                                             --------  -------
Borrower shall give the Administrative Agent notice of each such prepayment, Conversion or Continuation as provided in Section 4.05 (and, upon the date specified in any such notice of prepayment, the amount to be prepaid shall become due and payable hereunder); and (b) LIBOR

Loans may be prepaid or Converted only on the last day of an Interest Period for such LIBOR Loans. Each notice of Conversion or Continuation shall be substantially in the form of Exhibit J.
                             ---------

     Notwithstanding the foregoing, and without limiting the rights and remedies of the Lenders under Section 10, in the event that any Event of Default shall have occurred and be continuing, the Administrative Agent may (and at the request of the Majority Lenders shall) suspend the right of Borrower to Convert any Alternate Base Rate Loan into a LIBOR Loan, or to Continue any LIBOR Loan as a LIBOR Loan, in which event all Revolving Credit Loans shall be Converted (on the last day(s) of the respective Interest Periods therefor) or Continued, as the case may be, as Alternate Base Rate Loans.

     2.10.  Mandatory Reductions of Revolving Credit Commitments.
            ----------------------------------------------------

            (a) The Revolving Credit Commitments shall be automatically and permanently reduced as follows (each such reduction to be effected in each case in the manner and to the extent specified in subsection (b) below of this Section 2.10):

                (i) Casualty Events.  On the date on which Borrower or any
                    ---------------
            Subsidiary receives any Net Available Proceeds from any Casualty Event, in an aggregate amount equal to 100% of such Net Available Proceeds; provided, however, that (i) so long as no Default or Event
                      --------  -------
            of Default then exists and such Net Available Proceeds do not exceed $4,000,000, the Revolving Credit Commitments need not be reduced by such amount of such Net Available Proceeds to the extent that Borrower has delivered an Officers' Certificate to the Administrative Agent on or prior to such date stating that such proceeds shall be used to (1) repair, replace or restore any Property in respect of which such Net Available Proceeds were paid or (2) fund the expansion or substitution of other Property used or usable in the business of Borrower and the Subsidiaries, in each case within 360 days following the date of the receipt of such Net Available Proceeds and (ii) until the Collateral Release Date an amount of such Net Available Proceeds equal to the amount by which the Revolving Credit Loans outstanding at any time prior to the end of such 360 day period would exceed the Revolving Credit Commitments if the Revolving Credit Commitments had been automatically reduced by the amount of such Net Available Proceeds shall be held in the Collateral Account and released therefrom only in accordance with the terms of the Security Agreement; provided, further, however,
                                                 --------  -------  -------
            that (subject to waiver of such condition by the Majority Lenders)
            (i) if the amount of such Net Available Proceeds exceeds $4,000,000, then the Revolving Credit Commitments shall be reduced by an amount equal to the entire amount and not just the portion in excess of $4,000,000, and (ii) if all or any portion of such Net Available Proceeds is not so used within 360 days after the date of the receipt of such Net Available Proceeds, the Revolving Credit Commitments shall be automatically and permanently reduced in an amount equal to such remaining portion on the last day of such period as specified in Section 2.10(b).

               (ii)  [Reserved].

               (iii) Disposition Events.  Upon the date of receipt of any Net
                     ------------------
          Available Proceeds from any Disposition Event, in an aggregate principal amount equal to 100% of the Net Available Proceeds from such Disposition Event; provided, however, that (i) the Revolving Credit
                             --------  -------
          Commitments need not be reduced by such amount of the Net Available Proceeds from any Disposition Event permitted by Section 9.06(j) or
          (k) if and to the extent that (1) no Default or Event of Default then exists and (2) Borrower delivers an Officers' Certificate to the Administrative Agent on or prior to such date stating that such Net Available Proceeds shall be reinvested in capital assets of Borrower or any Subsidiary in each case within 360 days following the date of such Disposition Event (which certificate shall set forth the estimates of the proceeds to be so expended) and (ii) until the Collateral Release Date an amount of such Net Available Proceeds equal to the amount by which the Revolving Credit Loans outstanding at any time prior to the end of such 360 day period would exceed the Revolving Credit Commitments if the Revolving Credit Commitments had been automatically reduced by the amount of such Net Available Proceeds shall be held in the Collateral Account and released therefrom only in accordance with the terms of the Security Agreement; provided, further, however, that if all or any portion of the Net
          --------  -------  -------
          Available Proceeds are not so used within such 360 day period, the Revolving Credit Commitments shall be automatically and permanently reduced in an amount equal to such remaining portion on the last day of such period as specified in Section 2.10(b) (it being understood that the foregoing shall in no way affect the obligation of Borrower to obtain the consent of the Majority Lenders if required pursuant to this Agreement).

               (iv)  [Reserved].

               (v)   Recovery Events.  On the date on which Borrower or any
                     ---------------
          Subsidiary receives any Net Available Proceeds from any Taking or Destruction or loss of title to any Mortgaged Real Property or Real Property, in an aggregate principal amount equal to 100% of such Net Available Proceeds; provided, however, that (i) so long as no Default
                              --------  -------
          or Event of Default then exists and such Net Available Proceeds do not exceed $25,000,000, the Revolving Credit Commitments need not be reduced by the amount of such Net Available Proceeds to the extent that Borrower has delivered an Officers' Certificate to the Administrative Agent on or prior to such date stating that such Proceeds shall be used to (1) repair, replace or restore any Mortgaged Real Property (or, if received in respect of Real Property which is not Mortgaged Real Property, Real Property) in respect of which such Net Available Proceeds were paid or (2) fund the purchase of substitute or additional Mortgaged Real Property (or Real Property if such Net Available Proceeds were received in respect of Real Property which was not Mortgaged Real Property), in each case within 360 days following the date of the receipt of such Net Available Proceeds and
          (ii) until the Collateral Release Date an amount of such Net Available Proceeds equal to the amount by which the

          Revolving Credit Loans outstanding at any time prior to the end of such 360 day period would exceed the Revolving Credit Commitments if the Revolving Credit Commitments had been automatically reduced by the amount of such Net Available Proceeds shall be held in the Collateral Account and released therefrom only in accordance with the terms of the Security Agreement; provided, further, however, that (subject to
                                  --------  -------  -------
          waiver of such condition by the Majority Lenders) (i) if the amount of such Net Available Proceeds exceeds $25,000,000, then the Revolving Credit Commitments shall be reduced by an amount equal to the entire amount and not just the portion in excess of $25,000,000, and (ii) if all or any portion of such Net Available Proceeds is not so used within 360 days after the date of the receipt of such Net Available Proceeds, the Revolving Credit Commitments shall be automatically and permanently reduced by an amount equal to such remaining portion on the last day of such period as specified in Section 2.10(b).

          (b) Application.  The amount of any required reductions described in
              -----------
     Section 2.10(a) shall be made pro rata among the Revolving Credit
                                   --- ----
     Commitments. Concurrently with any such reduction, Borrower shall comply with Section 2.10(c).

          (c) Revolving Credit Extension Reductions.  Until the Revolving Credit
              -------------------------------------
     Commitment Termination Date, Borrower shall from time to time immediately prepay the Revolving Credit Loans (and/or provide cover for Letter of Credit Liabilities as specified in Section 2.10(d)) in such amounts as shall be necessary so that at all times the aggregate outstanding amount of the Revolving Credit Loans, plus the aggregate outstanding Letter of Credit
                                 ----
     Liabilities shall not exceed the aggregate Revolving Credit Commitments, such amount to be applied, first, to Revolving Credit Loans outstanding
                                -----
     and, second, as cover for Letter of Credit Liabilities outstanding as
          ------
     specified in Section 2.10(d).

          Notwithstanding the foregoing, if the amount of any prepayment of Revolving Credit Loans required under this Section 2.10 shall be in excess of the amount of the Alternate Base Rate Loans at the time outstanding, only the portion of the amount of such prepayment as is equal to the amount of such outstanding Alternate Base Rate Loans shall be immediately prepaid and, at the election of Borrower, the balance of such required prepayment shall be either (i) deposited in the Collateral Account and applied to the prepayment of LIBOR Loans on the last day of the then next-expiring Interest Period for LIBOR Loans or (ii) prepaid immediately, together with any amounts owing to the Lenders under Section 5.05. Notwithstanding any such deposit in the Collateral Account, interest shall continue to accrue on such Revolving Credit Loans until prepayment. If the Collateral Release Date occurs, Borrower must create a Collateral Account pursuant to documentation satisfactory to the Administrative Agent prior to electing the option described in clause (i) of the second preceding sentence.

          (d) Cover for Letter of Credit Liabilities.  In the event that
              --------------------------------------
     Borrower shall be required pursuant to this Section 2.10 to provide cover for Letter of Credit Liabilities, Borrower shall effect the same by paying to the Administrative Agent immediately available funds in an amount equal to the required amount, which funds shall be retained by the Administrative Agent in the Collateral Account (as provided in the Security Agreement as collateral security in the first instance for the Letter of Credit Liabilities) until such time as all Letters of Credit shall have been terminated and all of the Letter of Credit Liabilities paid in full. If the Collateral Release Date occurs, Borrower shall create a Collateral Account which shall be pledged to the Administrative Agent pursuant to documentation satisfactory to the Administrative Agent into which amounts payable under this Section 2.10(d) shall be deposited.

          2.11. Replacement of Lenders.  Upon the occurrence of any event giving
                ----------------------
rise to the operation of Section 5.01, 5.03 or Section 5.06 with respect to any Lender which results in such Lender charging to Borrower increased costs in excess of those being generally charged by the other Lenders or becoming incapable of making LIBOR Loans, and/or (y) as provided in Section 12.04(ii), in the case of a refusal by a Lender to consent to certain proposed amendments, waivers or modifications with respect to this Agreement, Borrower shall have the right, if no Default or Event of Default then exists, to replace such Lender (the "Replaced Lender") with one or more other Eligible Persons reasonably
      ---------------
acceptable to the Administrative Agent (collectively, the "Proposed Lender");
                                                           ---------------
provided, however, that (i)  at the time of any replacement pursuant to this
--------  -------
Section 2.11, the Proposed Lender shall enter into one or more assignment agreements (and with all fees payable pursuant to said Section 12.06 to be paid by the Proposed Lender) pursuant to which the Proposed Lender shall acquire all of the Revolving Credit Commitments and outstanding Revolving Credit Loans of, and in each case Letter of Credit Interests by, the Replaced Lender and, in connection therewith, shall pay to (x) the Replaced Lender, an amount equal to the sum of (A) the principal of, and all accrued interest on, all outstanding Revolving Credit Loans of the Replaced Lender, (B) all Reimbursement Obligations owing to such Replaced Lender, together with all then unpaid interest with respect thereto at such time, and (C) all accrued, but theretofore unpaid, fees owing to the Replaced Lender pursuant to Section 2.05, and (y) the Issuing Lender an amount equal to such Replaced Lender's Revolving Credit Commitment Percentage of any Reimbursement Obligations (which at such time remains a Reimbursement Obligation) to the extent such amount was not theretofore funded by such Replaced Lender, and (ii) all obligations of Borrower owing to the Replaced Lender (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Lender concurrently with such replacement. Upon the execution of the respective assignment agreement, the payment of amounts referred to in clauses (i) and (ii) above and, if so requested by the Proposed Lender, delivery to the Proposed Lender of Notes executed by Borrower, the Proposed Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder and be released of all its obligations as a Lender, except with respect to indemnification provisions applicable to the Replaced Lender under this Agreement, which shall survive as to such Replaced Lender.

     2.12.  Optional Revolving Credit Commitment Increase.
            ---------------------------------------------

            (a) Optional Increase Request.  Borrower may request that the
                -------------------------
     Revolving Credit Commitments be increased by an amount (the "Increase
                                                                  --------
     Amount") not to exceed $50,000,000 (a "Commitment Increase"), provided that
     ------                                 -------------------    -------------
     (i) any such request shall be made in writing (an "Increase Request") by
                                                        ----------------
     Borrower and delivered to the Administrative Agent, and (ii) after giving effect to the Commitment Increase the amount of the Revolving Credit Commitments shall not exceed $300,000,000. Promptly upon receipt of an Increase Request, the Administrative Agent shall notify the Lenders of such request.

            (b) Lender's Response to Increase Request. Each Lender shall have
                -------------------------------------
     the right, but not the obligation, to elect to increase its respective Revolving Credit Commitment by an amount not to exceed the Increase Amount, which election shall be made by notice from each Lender to the Administrative Agent given not later than 14 days after the date notified of the Increase Request by Administrative Agent (the "Response Date"), and shall specify the amount of the proposed increase in such Lender's Revolving Credit Commitment. If any Lender shall fail to give such notice to Administrative Agent by the Response Date, such Lender shall be deemed to have elected not to increase its Revolving Credit Commitment in connection with such Increase Request.

            (c) Joinder of Additional Lenders.  If the aggregate amount of the
                -----------------------------
     proposed increases in the Revolving Credit Commitments of all Lenders making an election to increase their respective Revolving Credit Commitment (each, an "Increasing Lender") does not equal or exceed the Increase
                -----------------
     Amount, then Borrower shall have the right to add one or more financial institutions (which must be Eligible Persons reasonably satisfactory to Borrower and the Administrative Agent) as Lenders (each an "Additional
                                                                 ----------
     Lender"), which Additional Lenders shall have aggregate Revolving Credit
     ------
     Commitments not greater than an amount equal to (i) the then-effective Revolving Credit Commitments, plus (ii) the Increase Amount, less (iii) any
                                   ----                           ----
     increases in the Revolving Credit Commitments of the Increasing Lenders.

            (d) Adjustments to Revolving Credit Commitments.
                -------------------------------------------

                (i) If the aggregate amount of the proposed increases in the Revolving Credit Commitments of all Increasing Lenders is in excess of the Increase Amount, then (A) the Increase Amount shall be allocated pro rata among the Increasing Lenders based on the respective amounts of the proposed increases to the Revolving Credit Commitment of each such Increasing Lender; (B) the Revolving Credit Commitment of each such Increasing Lender shall be increased by the amount allocated to such Increasing Lender pursuant to clause (A) of this Section 2.12(d)(i); and (C) the Revolving Credit Commitment Percentages of all Lenders shall be adjusted accordingly.

                (ii) If the aggregate amount of the proposed increases to the Revolving Credit Commitments of all Increasing Lenders equals the Increase Amount, then (A) the Revolving Credit Commitment of each such Increasing Lender shall be increased by the amount of such Increasing Lender's proposed increase, and (B) the Revolving Credit Commitment Percentages of all Lenders shall be adjusted accordingly.

                (iii) If the aggregate amount of the proposed increases to the
            Revolving Credit Commitments of all Increasing Lenders is less than the Increase Amount, then (A) the Revolving Credit Commitment of each such Increasing Lender shall be increased by the respective amount of its proposed increase; (B) the amount of the Revolving Credit Commitments shall be further increased by the portion of the Increase Amount allocated to Additional Lenders, if any; and (C) the Revolving Credit Commitment Percentages of all Lenders shall be adjusted accordingly.

            (e) Notes.  Upon any increase in the Revolving Credit Commitments
                -----
     pursuant to this Section, the Borrower will execute and deliver (i) a replacement Note to each Increasing Lender, each in the principal amount of the Revolving Credit Commitment of such Increasing Lender, as increased in accordance with subsection (d) of this Section 2.12, and (ii) a new Note to each Additional Lender made party to this Agreement in connection therewith, each in the principal amount of such Additional Lender's Revolving Credit Commitment.

            (f) Documentation.  Borrower and Administrative Agent shall execute
                -------------
     appropriate documentation to add each Additional Lender as a party to this Agreement, whereupon such Additional Lender shall have all of the rights and obligations of a Lender hereunder and under the other Loan Documents. Obligors shall execute and deliver appropriate documentation and pay any and all mortgage taxes that are lawfully due and payable in connection with a Commitment Increase to preserve and protect the Liens of the Administrative Agent in the Collateral and the perfection and priority of such Liens.

            (g) Payment.  (i)  Each Additional Lender shall pay to the
                -------
     Administrative Agent for the account of the other Lenders an amount equal to its Revolving Credit Commitment Percentage of outstanding Revolving Credit Loans, (ii) each Increasing Lender shall pay to the Administrative Agent for the account of the other Lenders the amount necessary so that such Increasing Lender has advanced an amount equal to its Revolving Credit Commitment Percentage (as adjusted in accordance with subsection (d) of this Section 2.12) of outstanding Revolving Credit Loans, and (iii) such amount so paid by each Additional Lender and each Increasing Lender shall constitute a Revolving Credit Loan by such Additional Lender or Increasing Lender under its Note and a payment of principal to the other Lenders under their respective Notes, and the outstanding principal balances of the respective Notes shall be increased or reduced accordingly.

            (h) Effects of Increase.  Upon and as of the date of the addition of
                -------------------
     any Additional Lender to the Agreement or the increase of the Revolving Credit Commitment of any Increasing Lender, (i) the Revolving Credit Commitments of the other Lenders (other than other Increasing Lenders) shall remain unchanged, and (ii) each of the other Lenders shall be deemed to have sold and transferred to such Additional Lender or such Increasing Lender, as the case may be, and such Additional Lender or Increasing Lender shall be deemed irrevocably and unconditionally to have purchased and received from each such other Lenders (on a pro rata basis, based on such other Lenders' respective Revolving Credit Commitment Percentages, as adjusted in accordance with this Section) a portion of such other Lenders' participation shares under Section 2.03 in all Letters of Credit outstanding on such date and related rights, in an aggregate amount equal to such Additional Lender's or such Increasing Lender's Revolving Credit Commitment Percentage of such outstanding Letters of Credit. The addition of any Additional Lender or the increase of the Revolving Credit Commitment of an Increasing Lender and the effects thereof as described in this Section shall occur automatically upon satisfaction of the requirements specified in this Section, without the necessity for further documentation to be executed by the other Lenders.

            (i) Acknowledgments Regarding Obligation to Increase.  Borrower
                ------------------------------------------------
     acknowledges that (i) neither Administrative Agent nor any Lender has made any representations to Borrower regarding its intent to agree to any increases to the Revolving Credit Commitments described in this Section,
     (ii) no Lender shall have any obligation to increase its Revolving Credit Commitment, (iii) any Lender's agreement to one or more increases shall not commit such Lender to any additional increases, and (iv) neither the Administrative Agent, nor any Lender, nor any of their respective Affiliates shall have any obligation to find or arrange for any Additional Lender.

     Section 3. Payments of Principal and Interest.
                ----------------------------------

     3.01.  Repayment of Revolving Credit Loans.  Borrower hereby promises to
            -----------------------------------
pay to the Administrative Agent for the account of each Lender the entire outstanding principal amount of such Lender's Revolving Credit Loans, and each Revolving Credit Loan shall mature, on the Revolving Credit Commitment Termination Date.

     3.02   Interest.  Borrower hereby promises to pay to the Administrative
            --------
Agent for the account of each Lender interest on the unpaid principal amount of each Revolving Credit Loan made by such Lender for the period from and including the date of such Revolving Credit Loan to but excluding the date such Revolving Credit Loan shall be paid in full, at the following rates per annum:
                                                          --- -----

            (a) during such periods as such Revolving Credit Loan is an Alternate Base Rate Loan, the lesser of (i) the Alternate Base Rate (as in
                                   ------
     effect from time to time), plus the Applicable Margin, and (ii) the Maximum
                                ----
     Rate; and

            (b) during such Periods as such Revolving Credit Loan is a LIBOR Loan, for each Interest Period relating thereto, the lesser of (i) the LIBOR Rate for such Revolving Credit Loan for such Interest Period, plus the Applicable Margin, and (ii) the Maximum Rate.

     Notwithstanding the foregoing, Borrower hereby promises to pay to the Administrative Agent for account of each Lender interest at the applicable Post-Default Rate on any principal of any Revolving Credit Loan made by such Lender, on any Reimbursement Obligation held by such Lender and on any other amount payable by Borrower hereunder or under the Notes held by such Lender to or for account of such Lender, that shall not be paid in full when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise), for the period from and including the due date thereof to but excluding the date the same is paid in full.

     Accrued interest on each Revolving Credit Loan shall be payable (i) in the case of an Alternate Base Rate Loan, quarterly on the Quarterly Dates, upon any prepayment thereof required to be made under Section 2.10 of this Agreement (but only on the principal amount so prepaid), and on the earlier of (A) the date the Revolving Credit Commitments are terminated, or (B) the Revolving Credit Termination Date, (ii) in the case of a LIBOR Loan, on the last day of each Interest Period therefor and, if such Interest Period is longer than three months, at three-month intervals following the first day of such Interest Period and (iii) in the case of any LIBOR Loan, upon any prepayment thereof required to be made under Section 2.10 of this Agreement or the Conversion of such Revolving Credit Loan to a Revolving Credit Loan of another Type (but only on the principal amount so paid, prepaid or Converted), and on the earlier of (A) the date the Revolving Credit Commitments are terminated, or (B) the Revolving Credit Termination Date, except that interest payable at the Post-Default Rate shall be payable from time to time on demand. Promptly after the determination of any interest rate provided for herein or any change therein, the Administrative Agent shall give notice thereof to the Lenders to which such interest is payable and to Borrower. Each change in the Prime Rate and Maximum Rate is effective, without notice to Borrower or any other Person, upon the effective date of change.

     If the designated interest rate applicable to any Revolving Credit Loan exceeds the Maximum Rate, the interest rate on that Revolving Credit Loan is limited to the Maximum Rate, but any subsequent reductions in the designated rate shall not reduce the interest rate thereon below the Maximum Rate until the total amount of accrued interest equals the amount of interest that would have accrued if that designated rate had always been in effect. If at maturity (stated or by acceleration), or at final payment of any Note, the total interest paid or accrued is less than the interest that would have accrued if the designated rates had always been in effect, then, at that time and to the extent permitted by applicable law, Borrower shall pay an amount equal to the difference between (a) the lesser of (i) the amount of interest that would have
                           ------
accrued if the designated rates had always been in effect and (ii) the amount of interest that would have accrued if the Maximum Rate had always been in effect, and (b) the amount of interest actually paid or accrued on the applicable Note.

     Section 4.  Payments; Pro Rata Treatment; Computations; Etc.
                 ------------------------------------------------

     4.01  Payments.
           --------

           (a) Except to the extent otherwise provided herein, all payments of principal, interest, Reimbursement Obligations and other amounts to be made by Borrower under this Agreement and the Notes, and, except to the extent otherwise provided therein, all payments to be made by the Obligors under any other Basic Document, shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Administrative Agent at its account at the Principal Office, not later than 12:00 p.m., noon, Dallas, Texas time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day).

           (b) Borrower shall, at the time of making each payment under this Agreement or any Note for the account of any Lender, specify to the Administrative Agent (which shall so notify the intended recipient(s) thereof) the Revolving Credit Loans, Reimbursement Obligations or other amounts payable by Borrower hereunder to which such payment is to be applied (and in the event that Borrower fails to so specify, or if an Event of Default has occurred and is continuing, the Administrative Agent may distribute such payment to the Lenders for application in such manner as it or the Majority Lenders, subject to Section 4.02, may determine to be appropriate).

           (c) Except to the extent otherwise provided in the second sentence of Section 2.03(g), each payment received by the Administrative Agent under this Agreement or any Note for the account of any Lender shall be paid by the Administrative Agent to such Lender, in immediately available funds,
     (x) if the payment was actually received by the Administrative Agent prior to 12:00 p.m., noon (Dallas, Texas time) on any day, on such day and (y) if the payment was actually received by the Administrative Agent after 12:00 p.m., noon (Dallas, Texas time) on any day, on the following Business Day (it being understood that to the extent that any such payment is not made in full by the Administrative Agent, the Administrative Agent shall pay to such Lender, upon demand, interest at the Federal Funds Rate from the date such amount was required to be paid to such Lender pursuant to the foregoing clauses until the date the Administrative Agent pays such Lender the amount).

           (d) If the due date of any payment under this Agreement or any Note would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

     4.02  Pro Rata Treatment.  Except to the extent otherwise provided herein:
           ------------------
(a) each borrowing of Revolving Credit Loans from the Lenders under Section 2.01 shall be made from the relevant Lenders, each payment of commitment fee under
Section 2.05 in respect of Revolving Credit Commitments shall be made for account of the relevant Lenders, and each termination or reduction of the amount of the Revolving Credit Commitments under Section 2.04 shall be applied to the respective Revolving Credit Commitments of the relevant Lenders, pro rata according to the amounts of their respective Revolving Credit
         --- ----
Commitments; (b) except as otherwise provided in Section 5.04, LIBOR Loans having the same Interest Period shall be allocated pro rata among the relevant
                                                   --- ----
Lenders according to the amounts of their respective Revolving Credit Commitments (in the case of the making of Revolving Credit Loans) or their respective Revolving Credit Loans (in the case of Conversions and Continuations of Revolving Credit Loans); (c) each payment or prepayment of principal of Revolving Credit Loans by Borrower shall be made for account of the relevant Lenders pro rata in accordance with the respective unpaid outstanding principal
        --- ----
amounts of the Revolving Credit Loans held by them; and (d) each payment of interest on Revolving Credit Loans by Borrower shall be made for account of the relevant Lenders pro rata in accordance with the amounts of interest on such
                 --- ----
Revolving Credit Loans then due and payable to the respective Lenders.

     4.03  Computations.  Interest on LIBOR Loans and commitment fees and letter
           ------------
of credit fees shall be computed on the basis of a year of 360 days (unless the calculation would result in an interest rate greater than the Maximum Rate, in which event interest will be calculated on the basis of a year of 365 or 366 days, as the case may be) and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable, and interest on Alternate Base Rate Loans and Reimbursement Obligations shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable. Notwithstanding the foregoing, for each day that the Alternate Base Rate is calculated by reference to the Federal Funds Rate, interest on Alternate Base Rate Loans and Reimbursement Obligations shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day).

     4.04  Minimum Amounts.  Except for mandatory prepayments made pursuant to
           ---------------
Section 2.10 and Conversions or prepayments made pursuant to Section 5.04, each borrowing, Conversion and prepayment of principal of Revolving Credit Loans shall be in an amount at least equal to $1,000,000 with respect to Alternate Base Rate Loans and$1,000,000 with respect to LIBOR Loans and in multiples of $100,000 in excess thereof (borrowings, Conversions or prepayments of or into Revolving Credit Loans of different Types or, in the case of LIBOR Loans, having different Interest Periods at the same time hereunder to be deemed separate borrowings, Conversions and prepayments for purposes of the foregoing, one for each Type or Interest Period). Anything in this Agreement to the contrary notwithstanding, the aggregate principal amount of LIBOR Loans having the same Interest Period shall be in an amount at least equal $10,000,000 and in multiples of $500,000 in excess thereof and, if any LIBOR Loans would otherwise be in a lesser principal amount for any period, such Revolving Credit Loans shall be Alternate Base Rate Loans during such period.

     4.05  Certain Notices.  Notices by Borrower to the Administrative Agent of
           ---------------
terminations or reductions of the Revolving Credit Commitments, of borrowings, Conversions, Continuations and optional prepayments of Revolving Credit Loans and of Types of Revolving Credit Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the

Administrative Agent not later than 11:00 a.m. Dallas, Texas time on the number of Business Days prior to the date of the relevant termination, reduction, borrowing, Conversion, Continuation or prepayment or the first day of such Interest Period specified below:

     ===========================================================================
                                                             Number of Business
                    Notice                                         Days Prior
     ---------------------------------------------------------------------------

     Termination or reduction of Revolving Credit                      3
     Commitments
     ---------------------------------------------------------------------------

     Borrowing or optional prepayment of, or Conversions       same day
     into, Alternate Base Rate Loans
     ---------------------------------------------------------------------------

     Borrowing or optional prepayment of, Conversions into,            3
     Continuations as, or duration of Interest Period for,
     LIBOR Loans
     ===========================================================================

Each such notice of termination or reduction shall specify the amount of the Revolving Credit Commitments to be terminated or reduced. Each such notice of borrowing, Conversion, Continuation or prepayment shall specify the amount (subject to Section 4.04) and Type of each Revolving Credit Loan to be borrowed, Converted, Continued or prepaid and the date of borrowing, Conversion, Continuation or prepayment (which shall be a Business Day). Each such notice of the duration of an Interest Period shall specify the Revolving Credit Loans to which such Interest Period is to relate. The Administrative Agent shall promptly notify the Lenders of the contents of each such notice. In the event that Borrower fails to select the Type of Revolving Credit Loan, or the duration of any Interest Period for any LIBOR Loan, within the time period and otherwise as provided in this Section 4.05, such Revolving Credit Loan (if outstanding as a LIBOR Loan) will be automatically Converted into an Alternate Base Rate Loan on the last day of the then current Interest Period for such LIBOR Loan or (if outstanding as an Alternate Base Rate Loan) will remain as, or (if not then outstanding) will be made as, an Alternate Base Rate Loan.

     4.06  Non-Receipt of Funds by the Administrative Agent.  Unless the
           ------------------------------------------------
Administrative Agent shall have received written notice from a Lender or Borrower (the "Payor") prior to the time on which the Payor is to make payment
               -----
to the Administrative Agent of (in the case of a Lender) the proceeds of a Revolving Credit Loan to be made by such Lender hereunder or (in the case of Borrower) a payment to the Administrative Agent for the account of one or more of the Lenders hereunder (such payment being herein called the "Required
                                                                --------
Payment"), which notice shall be effective upon receipt, that the Payor does not
-------
intend to make the Required Payment to the Administrative Agent, the Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date; and, if the Payor has not in fact made the Required Payment to the Administrative Agent, the recipient(s) of such payment shall, on demand, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date (the "Advance Date") such amount
                                                   ------------
was so made available by the Administrative Agent until the date the Administrative Agent recovers such amount at a rate per annum equal to the
                                                    --- -----
Federal Funds Rate for such day and, if such recipient(s) shall fail promptly to make such payment, the Administrative Agent shall be entitled to recover such amount, on demand, from the Payor, together with interest as aforesaid;

provided, however, that if neither the recipient(s) nor the Payor shall return
--------  -------
the Required Payment to the Administrative Agent within three Business Days of the Advance Date, then, retroactively to the Advance Date, the Payor and the recipient(s) shall each be obligated to pay interest on the Required Payment as follows (without double recovery):

               (i) if the Required Payment shall represent a payment to be made by Borrower to the Lenders, Borrower and the recipient(s) shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment at the Post-Default Rate (without duplication of the obligation of Borrower under Section 3.02 to pay interest on the Required Payment at the Post-Default Rate), it being understood that the return by the recipient(s) of the Required Payment to the Administrative Agent shall not limit such obligation of Borrower under Section 3.02 to pay interest at the Post-Default Rate in respect of the Required Payment and

               (ii) if the Required Payment shall represent proceeds of a Revolving Credit Loan to be made by the Lenders to Borrower, the Payor and Borrower shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment pursuant to Section 3.02, it being understood that the return by Borrower of the Required Payment to the Administrative Agent shall not limit any claim Borrower may have against the Payor in respect of such Required Payment.

     4.07  Right of Setoff; Sharing of Payments, Etc.
           ------------------------------------------

           (a)  Each Obligor agrees that, in addition to (and without limitation
     of) any right of setoff, banker's lien or counterclaim a Lender may otherwise have, each Lender shall be entitled, at its option (to the fullest extent permitted by law), to set off and apply any deposit (general or special, time or demand, provisional or final), or other indebtedness, held by it for the credit or account of such Obligor at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Lender's Revolving Credit Loans, Reimbursement Obligations or any other amount payable to such Lender hereunder that is not paid when due (regardless of whether such deposit or other indebtedness is then due to such Obligor), in which case it shall promptly notify such Obligor and the Administrative Agent thereof; provided, however, that such Lender's
                                       --------  -------
     failure to give such notice shall not affect the validity thereof.

           (b) Each of the Lenders agrees that, if it should receive (other than pursuant to Section 5) any amount hereunder (whether by voluntary payment, by realization upon security, by the exercise of the right of setoff or banker's lien, by counterclaim or cross action, by the enforcement of any right under the Basic Documents, or otherwise) which is applicable to the payment of the principal of, or interest on, the Revolving Credit Loans,

     Reimbursement Obligations or fees, of a sum which with respect to the related sum or sums received by other Lenders is in a greater proportion than the total of such amounts then owed and due to such Lender bears to the total of such amounts then owed and due to all of the Lenders immediately prior to such receipt, then such Lender receiving such excess payment shall purchase for cash without recourse or warranty from the other Lenders an interest in the Obligations of the respective Obligor to such Lenders in such amount as shall result in a proportional participation by all of the Lenders in such amount; provided, however, that if all or any
                                        --------  -------
     portion of such excess amount is thereafter recovered from such Lender, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. Borrower consents to the foregoing arrangements.

          (c) Borrower agrees that any Lender so purchasing such a participation may exercise all rights of setoff, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Revolving Credit Loans or other amounts (as the case may be) owing to such Lender in the amount of such participation.

          (d) Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of any Obligor. If, under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section 4.07 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section 4.07 to share in the benefits of any recovery on such secured claim.

     4.08  Maximum Rate.  Regardless of any provision contained in any Basic
           ------------
Document, no Lender is entitled to contract for, charge, take, reserve, receive, or apply, as interest on all or any part of the Obligations, any amount in excess of the Maximum Rate, and, if Lenders ever do so, then any excess shall be treated as a partial prepayment of principal and any remaining excess shall be refunded to Borrower. In determining if the interest paid or payable exceeds the Maximum Rate, Borrower and Lenders shall, to the maximum extent permitted under applicable law, (a) treat all Revolving Credit Loans as but a single extension of credit (and Lenders and Borrower agree that is the case and that provision in this Agreement for multiple Revolving Credit Loans is for convenience only), (b) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (c) exclude voluntary prepayments and their effects, and (d) amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the Obligations. However, if the Obligation is paid in full before the end of their full contemplated term, and if the interest received for its actual period of existence exceeds the Maximum Amount, Lenders shall refund any excess (and Lenders may not, to the extent permitted by applicable law, be subject to any penalties provided by any applicable laws for contracting for, charging, taking, reserving, or receiving interest in excess of the Maximum Amount). If the laws of the State of Texas are applicable for purposes of determining the AMaximum Rate@ or the AMaximum Amount,@ then those terms mean the Aweekly ceiling@ from time to time in effect under Chapter 303 of the Texas Finance
      -----------

Code, as amended. Borrower agrees that Chapter 346 of The Texas Finance Code, as
                                       -----------
amended (which regulates certain revolving credit loan accounts and revolving triparty accounts), does not apply to the Obligations.

     Section 5.  Yield Protection, Etc.
                 ----------------------

     5.01  Additional Costs.
           ----------------

          (a) If the adoption of, or any change in, any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority or the NAIC made subsequent to the Original Closing Date (or, with respect to Existing Letters of Credit originally issued prior to the Original Closing Date, made subsequent to their date of issuance without regard to any deemed issuance on the Original Closing Date for purposes of Section 2.03):

               (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Note, any Letter of Credit or any Lender's participation therein, any Letter of Credit Document or any LIBOR Loan made by it or change the basis of taxation of payments to such Lender in respect thereof (except for taxes covered by Section 5.06 and changes in the rate of tax on the overall net income of such Lender);

               (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the LIBOR Rate hereunder, including, without limitation, the imposition of any reserves with respect to the Eurocurrency Liabilities under Regulation D; or

               (iii)   shall impose on such Lender any other condition;

     and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining LIBOR Loans or issuing or participating in Letters of Credit or to reduce any amount receivable hereunder in respect thereof then, in any such case, Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify Borrower, through the Administrative Agent, of the event by reason of which it has become so entitled. A certificate as to any additional amounts pursuant to this
     Section 5.01 submitted by such Lender, through the Administrative Agent, to Borrower shall be conclusive in the absence of clearly demonstrable error. This covenant shall survive the termination of this Agreement and the payment of the Notes all other amounts payable hereunder.

          (b) In the event that any Lender shall have determined that the adoption of any law, rule, regulation or guideline regarding capital adequacy (or any change therein or in the interpretation or application thereof) or compliance by any Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any central bank or Governmental Authority, including, without limitation, the issuance of any final rule, regulation or guideline, does or shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder or under any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to Borrower (with a copy to the Administrative Agent) of a written request therefor, Borrower shall promptly pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

          (c) Each Lender shall notify Borrower of any event occurring after the date of this Agreement that will entitle such Lender to compensation under paragraph (a) or (b) of this Section 5.01 as promptly as practicable, but in any event within 120 days after such Lender obtains actual knowledge thereof; provided, however, that if any Lender fails to give such notice
              --------  -------
     within 120 days after it obtains actual knowledge of such an event, such Lender shall, with respect to compensation payable pursuant to this Section
     5.01 in respect of any costs resulting from such event, only be entitled to payment under this Section 5.01 for costs incurred from and after the date 120 days prior to the date that such Lender does give such notice. Each Lender will furnish to Borrower a certificate setting forth the basis, amount and reasonable detail of computation of each request by such Lender for compensation under paragraph (a) or (b) of this Section 5.01, which certificate shall, except for demonstrable error, be final, conclusive and binding for all purposes.

     5.02  Limitation on Types of Revolving Credit Loans.  Anything herein to
           ---------------------------------------------
the contrary notwithstanding, if, on or prior to the determination of any LIBOR Base Rate for any Interest Period:

               (i) the Administrative Agent determines, which determination shall be conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of "LIBOR Base Rate" in Section 1.01 are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for LIBOR Loans as provided herein; or

               (ii) the Majority Lenders determine, which determination shall be conclusive, that the relevant rates of interest referred to in the definition of "LIBOR Base Rate" in Section 1.01 upon the basis of which the rate of interest for LIBOR

          Loans for such Interest Period is to be determined are not likely adequately to cover the cost to the applicable Lenders of making or maintaining LIBOR Loans for such Interest Period,

then the Administrative Agent shall give Borrower and each Lender prompt notice thereof, and so long as such condition remains in effect, the affected Lenders shall be under no obligation to make additional LIBOR Loans, to continue LIBOR Loans or to Convert Alternate Base Rate Loans into LIBOR Loans and Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding LIBOR Loans, either prepay such Revolving Credit Loans or Convert such Revolving Credit Loans into Alternate Base Rate Loans in accordance with
Section 2.09.

     5.03  Illegality.  Notwithstanding any other provision of this Agreement,
           ----------
in the event that any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender or its Applicable Lending Office to honor its obligation to make or maintain LIBOR Loans hereunder (and, in the sole opinion of such Lender, the designation of a different Applicable Lending Office would either not avoid such unlawfulness or would be disadvantageous to such Lender), then such Lender shall promptly notify Borrower thereof (with a copy to the Administrative Agent) and such Lender's obligation to make or Continue, or to Convert Loan of any other Type into, LIBOR Loans shall be suspended until such time as such Lender may again make and maintain LIBOR Loans (in which case the provisions of Section 5.04 shall be applicable).

     5.04  Treatment of Affected Revolving Credit Loans.  If the obligation of
           --------------------------------------------
any Lender to make LIBOR Loans or to Continue, or to Convert Alternate Base Rate Loans into, LIBOR Loans shall be suspended pursuant to Section 5.03, such Lender's LIBOR Loans shall be automatically Converted into Alternate Base Rate Loans on the last day(s) of the then current interest Period(s) for such LIBOR Loans (or on such earlier date as such Lender may specify to Borrower with a copy to the Administrative Agent as is required by law) and, unless and until such Lender gives notice as provided below that the circumstances specified in
Section 5.03 which gave rise to such Conversion no longer exist:

               (i) to the extent that such Lender's LIBOR Loans have been so Converted, all payments and prepayments of principal which would otherwise be applied to such Lender's LIBOR Loans shall be applied instead to its Alternate Base Rate Loans; and

               (ii) all Revolving Credit Loans which would otherwise be made or Continued by such Lender as LIBOR Loans shall be made or Continued instead as Alternate Base Rate Loans and all Alternate Base Rate Loans of such Lender which would otherwise be Converted into LIBOR Loans shall remain as Alternate Base Rate Loans.

If such Lender gives notice to Borrower with a copy to the Administrative Agent that the circumstances specified in Section 5.03 which gave rise to the Conversion of such Lender's LIBOR Loans pursuant to this Section 5.04 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when LIBOR Loans are outstanding, such Lender's Alternate Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding LIBOR Loans, to the extent necessary so that, after giving effect thereto, all Revolving Credit Loans held by the Lenders holding LIBOR Loans and by such Lender are held pro rata (as to principal amounts, Types and Interest Periods)
                --- ----
in accordance with their respective Revolving Credit Commitments.

     5.05  Compensation.
           ------------

           (a) Borrower agrees to indemnify each Lender and to hold each Lender harmless from any actual or direct loss or expense which such Lender may sustain or incur as a consequence of (1) default by Borrower in payment when due of the principal amount of or interest on any LIBOR Loan, (2) default by Borrower in making a borrowing of, Conversion into or Continuation of LIBOR Loans after Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (3) default by Borrower in making any prepayment after Borrower has given a notice thereof in accordance with the provisions of the Agreement or (4) the making of a payment or a prepayment of LIBOR Loans on a day which is not the last day of an Interest Period with respect thereto, including in each case, any such loss (including loss of margin) or expense arising from the reemployment of funds obtained by it or from fees payable to terminate the deposits from which such funds were obtained.

           (b) For the purpose of calculation of all amounts payable to a Lender under this Section 5.05 each Lender shall be deemed to have actually funded its relevant LIBOR Loan through the purchase of a deposit bearing interest at the LIBOR Rate in an amount equal to the amount of the LIBOR Loan and having a maturity comparable to the relevant Interest Period; provided, however, that each Lender may fund each of its LIBOR Loans in any
     --------  -------
     manner it seems fit, and the foregoing assumption shall be utilized only for the calculation of amounts payable under this subsection. Any Lender requesting compensation pursuant to this Section 5.05 will furnish to the Administrative Agent and Borrower a certificate setting forth the basis and amount of such request and such certificate, absent manifest error, shall be conclusive. This covenant shall survive the termination of this Agreement and the payment of the Notes and all other amounts payable hereunder.

     5.06  Net Payments.
           ------------

           (a) All payments made by Borrower hereunder or under any Note will be made without setoff, counterclaim or other defense. Except as provided in Section 5.06(b), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or net profits of a Lender pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or Applicable Lending Office of such Lender is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Covered Taxes"). If any Covered
                                                -------------
     Taxes are so levied or imposed, Borrower agrees to pay the full amount of such Covered Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Covered Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Covered Taxes pursuant to the preceding sentence, Borrower agrees to reimburse each Lender, upon the written request of such Lender, for taxes imposed on or measured by the net income or net profits of such Lender pursuant to the laws of the jurisdiction in which the principal office or Applicable Lending Office of such Lender is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which the principal office or Applicable Lending Office of such Lender is located and for any withholding of taxes as such Lender shall determine are payable by, or withheld from, such Lender in respect of such amounts so paid to or on behalf of such Lender pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Lender pursuant to this sentence. Borrower will furnish to the Administrative Agent within 45 days after the date the payment of any Covered Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by Borrower. Borrower agrees to indemnify and hold harmless each Lender, and reimburse such Lender upon its written request, for the amount of any Covered Taxes so levied or imposed and paid by such Lender and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto.

          (b) Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) agrees to deliver to Borrower and the Administrative Agent on or prior to the date upon which such Lender became a party to this Agreement, or in the case of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to
     Section 12.06 (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, (i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note (or, with respect to any assignee Lender, at least as extensive as the assigning Lender), or (ii) if the Lender is not a "bank" within the meaning of Section 88l(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit H (any such certificate, a "Section 5.06 Certificate") and
             ---------                           ------------------------
     (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note (or, with respect to any assignee Lender, at least as extensive as the assigning Lender). In addition, each Lender agrees that from time to time after the Original Closing Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to Borrower and the Administrative Agent two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001, or Form W-8 and a Section 5.06 Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or it shall immediately notify Borrower and the Administrative Agent of its inability to deliver any such Form or Certificate. Notwithstanding anything to the contrary contained in Section 5.06(a), but subject to Section 12.06(b) and the immediately succeeding sentence, (x) Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Lender which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Lender has not provided to Borrower U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) Borrower shall not be obligated pursuant to Section 4.04(a) hereof to gross up payments to be made to a Lender in respect of income or similar taxes imposed by the United States if (I) such Lender has not provided to Borrower the Internal Revenue Service Forms required to be provided to Borrower pursuant to this Section 5.06(b) or (II) in the case of a payment, other than interest, to a Lender described in clause (ii) above, to the extent that such Forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this Section 5.06 and except as set forth in
     Section 12.06(b), Borrower agrees to pay additional amounts and to indemnify each Lender in the manner set forth in Section 5.06(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes after the Original Closing Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of income or similar Covered Taxes.

          (c) In addition, Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the Note or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the Notes (other than Oklahoma mortgage recording tax) (hereinafter referred to as "Other Taxes").
                                                 -----------

     Section 6.  Guarantee.
                 ---------

     6.01  The Guarantee.  The Subsidiary Guarantors hereby jointly and
           -------------
severally guarantee as a primary obligor and not as a surety to each Lender and the Administrative Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Revolving Credit Loans made by the Lenders to, and the Notes held by each Lender of, Borrower and all other amounts from time to time owing to the Lenders or the Administrative Agent by Borrower under this Agreement and under the Notes and by any Obligor under any of the other Basic Documents, and all obligations of Borrower or any Subsidiary to any Lender or any Affiliate of any Lender in respect of any Swap Contract and all Obligations owing to the Issuing Lender under the Letter of Credit Documents, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the "Guaranteed Obligations"). The
                                                  ----------------------
Subsidiary Guarantors hereby further jointly and severally agree that if Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Subsidiary Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

     6.02  Obligations Unconditional.  The obligations of the Subsidiary
           -------------------------
Guarantors under Section 6.01 are absolute, irrevocable and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of Borrower under this Agreement, the Notes or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor (except for payment in full), it being the intent of this Section 6.02 that the obligations of the Subsidiary Guarantors hereunder shall be absolute, irrevocable and unconditional, joint and several, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not alter or impair the liability of the Subsidiary Guarantors hereunder which shall remain absolute, irrevocable and unconditional as described above:

               (i) at any time or from time to time, without notice to the Subsidiary Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

               (ii) any of the acts mentioned in any of the provisions of this Agreement or the Notes or any other agreement or instrument referred to herein or therein shall be done or omitted;

               (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement, the Notes or any other Basic Document or any other agreement or instrument referred to herein or therein shall be amended, modified or waived in any respect or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

               (iv) any lien or security interest granted to, or in favor of, the Administrative Agent or any Lender or Lenders as security for any of the Guaranteed Obligations shall fail to be perfected; or

               (v)   the release of any other Subsidiary Guarantor.

This guarantee shall be construed as a continuing, absolute, irrevocable and unconditional guarantee of payment without regard to any right of offset with respect to the Guaranteed Obligations at any time or from time to time held by the Lenders, and the obligations and liabilities of the Subsidiary Guarantors hereunder shall not be conditioned or contingent upon the pursuit by the Lenders or any other Person at any time of any right or remedy against Borrower or against any other Person which may be or become liable in respect of all or any part of the Guaranteed Obligations or against any collateral security or guarantee therefor or right of offset with respect thereto. This guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Subsidiary Guarantors and the successors and assigns thereof, and shall inure to the benefit of the Lenders, and their respective successors and assigns, notwithstanding that from time to time during the term of this Agreement there may be no Guaranteed Obligations outstanding.

     6.03  Reinstatement.  The obligations of the Subsidiary Guarantors under
           -------------
this Section 6 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of Borrower in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise and the Subsidiary Guarantors jointly and severally agree that they will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including reasonable fees of counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law, other than any costs or expenses resulting from the gross negligence or bad faith of such Creditor.

     6.04  Subrogation; Subordination.  Each Subsidiary Guarantor hereby agrees
           --------------------------
that until the indefeasible payment and satisfaction in full in cash of all Guaranteed Obligations and the expiration and termination of the Revolving Credit Commitments of the Lenders under this Agreement it shall not exercise any right or remedy arising by reason of any performance by it of its guarantee in
Section 6.01, whether by subrogation or otherwise, against Borrower or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations. The payment of any amounts due with respect to any indebtedness of Borrower or any other Subsidiary Guarantor now or hereafter owing to any Subsidiary Guarantor by reason of any payment by such Subsidiary Guarantor under the Guarantee in this Section 6 is hereby subordinated to the prior indefeasible payment in full in cash of the Guaranteed Obligations. Each Subsidiary Guarantor agrees that it will not demand, sue for or otherwise attempt to collect any such indebtedness of Borrower to such Subsidiary Guarantor until the obligations shall have been indefeasibly paid in full in cash. If, notwithstanding the foregoing sentence, any Subsidiary Guarantor shall prior to the indefeasible payment in full in cash of the Guaranteed Obligations collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by such Subsidiary Guarantor as trustee for the Administrative Agent and the Lenders and be paid over to the Administrative Agent on account of the Guaranteed Obligations without affecting in any manner the liability of such Subsidiary Guarantor under the other provisions of the guaranty contained herein.

     6.05  Remedies.  The Subsidiary Guarantors jointly and severally agree
           --------
that, as between the Subsidiary Guarantors and the Lenders, the obligations of Borrower under this Agreement and the Notes may be declared to be forthwith due and payable as provided in Section 10 (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 10) for purposes of Section 6.01 notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by Borrower) shall forthwith become due and payable by the Subsidiary Guarantors for purposes of Section 6.01.

     6.06  Waivers.  Each Subsidiary Guarantor hereby expressly waives (a) all
           -------
defenses to the enforcement of this guarantee (and all rights which may be asserted as defenses to the enforcement of this guarantee), other than payment, including, but not limited to, (i) any right to revoke this guarantee with respect to future indebtedness; (ii) any right to require the Administrative Agent or Lenders to do any of the following before any Subsidiary Guarantor is obligated to pay the Guaranteed Obligations or before Administrative Agent or Lenders may proceed against such Subsidiary Guarantor: (A) sue or exhaust remedies against the Borrower and other guarantors or obligors, (B) sue on an accrued right of action in respect of any of the Guaranteed Obligations or bring any other action, exercise any other right, or exhaust all other remedies, or
(C) enforce rights against Borrower's assets or the collateral pledged by Borrower to secure the Guaranteed Obligations; (iii) any right relating to the timing, manner, or conduct of Administrative Agent's or Lenders' enforcement of rights against Borrower's assets or the collateral pledged by Borrower to secure the Guaranteed Obligations; (iv) if Subsidiary Guarantors and Borrower (or a third party) have each pledged assets to secure the Guaranteed Obligations, any right to require Administrative Agent and Lenders to proceed first against the other collateral before proceeding against collateral pledged by any Subsidiary Guarantor; (v) any right of any Subsidiary Guarantor to receive notice from Administrative Agent or Lenders of changes which affect the creditworthiness of Borrower, (vi) any and all notice of the creation, renewal, extension, waiver, termination or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by any Lender upon this guarantee or acceptance of this guarantee (and the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon this guarantee, and all dealings between Borrower and the Lenders shall likewise be conclusively presumed to have been had or consummated in reliance upon this guarantee), and (vii) except as required hereby, presentation, presentment, demand for payment, protest, notice of protest, notice of dishonor or nonpayment of any indebtedness, notice of intent to accelerate, notice of acceleration, notice of any suit or other action by Administrative Agent or Lenders against Borrower, any Subsidiary Guarantor or any other Person and any notice to any party liable for the obligation which is the subject of the suit or action, and (b) each of the foregoing rights or defenses regardless whether they arise under (i) Section 34.01 et seq., of the Texas Business and
                             ----------------------
Commerce Code, as amended, (ii) Section 17.001 of the Texas Civil Practice and
                                --------------
Remedies Code, as amended, (iii) Rule 31 of the Texas Rules of Civil Procedure,
                                 -------
as amended, or (iv) common law, in equity, under contract, by statute, or otherwise.

     6.07  Continuing Guarantee.  The guarantee in this Section 6 is a
           --------------------
continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

     6.08  General Limitation on Guarantee Obligations.  In any action or
           -------------------------------------------
proceeding involving any state corporate law, or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Subsidiary Guarantor under
Section 6.01 would otherwise be held or determined to be void, voidable, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under Section 6.01, then, notwithstanding any other provision to the contrary, the amount of such liability shall, without any further action by such Subsidiary Guarantor, any Lender, the Administrative Agent or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

     Section 7.  Conditions Precedent.
                 --------------------

     7.01  [Reserved]

     7.02  Initial and Subsequent Extensions of Credit.  Except as set forth in
           -------------------------------------------
Section 2.03, the obligation of the Lenders to make any Revolving Credit Loan or otherwise extend any credit to Borrower upon the occasion of each borrowing or other extension of credit hereunder (including the initial borrowing) is subject to the conditions precedent that:

               (i) Both immediately prior to the making of such Revolving Credit Loan or other extension of credit and also after giving pro
                                                                         ---
          forma effect thereto and to the intended use thereof:
          -----

                    (a) no Default or Event of Default shall have occurred and be continuing; and

                    (b) the representations and warranties made by the Obligors in Section 8, and by each obligor in each of the other Basic Documents to which it is a party, shall be true and complete on and as of the date of the making of such Revolving Credit Loan or other extension of credit with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

               (ii) No material litigation, investigation or proceeding before or by any arbitrator or Governmental Authority shall be continuing or threatened against any Obligor or any of the officers or directors of any thereof in connection with any Basic Document or any of the transactions contemplated hereby or thereby.

               (iii) The Revolving Credit Loans and the use of proceeds thereof shall not contravene, violate or conflict with, nor involve any Lender in a violation of, any law, rule, injunction, or regulation or determination of any court of law or other Governmental Authority.

     Each notice of borrowing or request for the issuance of a Letter of Credit by Borrower hereunder shall constitute a certification by Borrower to the effect set forth in clause (i) above (both as of the date of such notice or request and, unless Borrower otherwise notifies the Administrative Agent prior to the date of such borrowing or issuance, as of the date of such borrowing or issuance).

     Each notice submitted by Borrower hereunder for an extension of credit hereunder shall constitute a representation and warranty by Borrower, as of the date of such notice and as of the relevant borrowing date or date of issuance of a Letter of Credit, as applicable, that the applicable conditions in Sections
7.02 and 7.03 are satisfied.

     7.03 Conditions to Effectiveness of this Agreement.  The effectiveness of
          ---------------------------------------------
this Agreement is subject to the satisfaction of the conditions precedent that:

               (i)   Second Amended and Restated Credit Agreement.  On the date
                     --------------------------------------------
          hereof, this Agreement shall have been duly authorized, executed and delivered to the Lenders by each Obligor in form and substance satisfactory to the Administrative Agent and the Lenders.

               (ii)  Documentation and Evidence of Certain Matters.  The
                     ---------------------------------------------
          Administrative Agent shall have received on the date hereof the following documents, each duly executed where appropriate (with sufficient copies for each Lender), each of which shall be reasonably satisfactory to the Administrative Agent (and to the extent specified below, to each Lender) in form and substance:

                     (1) Corporate Documents.  Certified copies of all corporate
                         -------------------
               authority for each Obligor (including board of directors resolutions and evidence of the incumbency, including specimen signatures, of officers) with respect to the execution, delivery and performance of this Agreement and the Notes.

                     (2) Officers' Certificate. An Officers' Certificate of
                         ---------------------
               Borrower, dated the date hereof, to the effect set forth in clauses (a) and (b) of Section 7.02(i).

                     (3) Opinion of Counsel.  Opinion of Haynes and Boone,
                         ------------------
               L.L.P., special counsel to the Obligors, substantially in the form of Exhibit E and dated the date hereof (and each Obligor
                       ---------
               hereby instructs such counsel to deliver such opinion to the Lenders, the Administrative Agent).

                     (4) Notes.  The Notes, duly completed and executed for each
                         -----
               Lender.

                     (5) Modification Agreements.  Modification agreements duly
                         -----------------------
               completed and executed by the Administrative Agent and the applicable Obligor, modifying the Mortgages to reflect the transactions contemplated by this Agreement.

                     (6) Assignment and Assumption Agreement.  An assignment and
                         -----------------------------------
               assumption agreement, duly completed and executed by the Assignors and the Assignees, evidencing the assignments and assumptions contemplated in Section 1.05 of this Agreement.
                                           ------------

               (iii) Absence of Certain Proceedings.  There shall not exist
                     ------------------------------
          any threatened, instituted or pending Proceeding (i) challenging the consummation of the transactions to occur on the date hereof or (ii) seeking to obtain, or having resulted in the entry of, any judgment, order, injunction or other restraint that (A) would restrain or prohibit, or impose adverse conditions upon, the ability of the Lenders to make the Revolving Credit Loans or the consummation of the transactions to occur on the date hereof, (B) could be reasonably expected to have a Material Adverse Effect or (C) could purport to affect the legality, validity or enforceability of the Basic Documents or any document relating thereto, and in the case of (i) and (ii) there is a reasonable possibility that such action, proceeding or counterclaim would be successful on the merits.

               (iv)  Certain Approvals.  All governmental and other third-party
                     -----------------
          approvals necessary in connection with the transactions to occur on the date hereof, the financing contemplated hereby and the continuing operations of Borrower and the Subsidiaries shall have been obtained and shall be in full force and effect on the date hereof.

               (v)   Absence of Certain Events. Since the Original Closing Date,
                     -------------------------
          there shall not have occurred or become known any change, event or circumstance, or any development involving a prospective change, event or circumstance, which in any case in the opinion of the Lenders could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Lenders' ongoing diligence investigation shall not have disclosed information, and the Lenders shall not have otherwise discovered information not previously disclosed to them, that the Lenders believe has had or would have, individually or in the aggregate, a Material Adverse

          Effect or a material adverse effect on the tax or accounting consequences of any transactions contemplated hereby.

                (vi)   Accuracy of Representations and Warranties.  The
                       ------------------------------------------
          representations and warranties in Section 8 shall be true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date).

                (vii)  Liens.  The Administrative Agent shall have received
                       -----
          satisfactory evidence (other than the UCC-3 Financing Statement Terminations required under Section 9.25 hereof) that all Liens
                                      ------------
          required to be granted to the Administrative Agent for the benefit of the Lenders pursuant to the Security Documents shall have been properly created and perfected, and that such Liens are subject to no other Liens other than Permitted Liens and Prior Liens.

                (viii) Other Matters. The Lenders shall have received such
                       -------------
          other legal opinions, corporate documents and other instruments and/or certificates as they may reasonably request.

                (ix)   Fees.  Borrower shall have paid such fees and expenses as
                       ----
          Borrower shall have agreed to pay in connection herewith, including counsel fees and expenses and all fees described in the Fee Letter which are due and payable on the "Closing Date."

     Section 8. Representations and Warranties.
                ------------------------------

     Each Obligor represents and warrants to the Creditors on the date hereof (immediately before and immediately after giving effect to the transactions contemplated to occur on such date) and on the date of each extension of credit hereunder that:

     8.01    Corporate Existence.  Each of Borrower and each Subsidiary:  (a)
             -------------------
is a corporation, partnership or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) has all requisite corporate or other power and authority, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being conducted; and (c) is qualified to transact business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure to be so qualified and in good standing would reasonably be expected to (either individually or in the aggregate) have a Material Adverse Effect.

     8.02   Financial Condition; Etc.
            -------------------------

            (a) Borrower has heretofore delivered to the Lenders (A) the audited consolidated balance sheets of Borrower and the Subsidiaries as of December 31, 1997 and December 31,

     1998, and the related statements of earnings, changes in stockholders' equity and cash flows for the fiscal years ended on those dates, together with reports thereon by Ernst & Young LLP, certified public accountants, and (B) the unaudited consolidated balance sheets of Borrower and the Subsidiaries as of March 31, 1999 and June 30, 1999, and the related statements of earnings and cash flows for the fiscal periods ended on March 31, 1999 and June 30, 1999, respectively, together with review reports thereon by Ernst & Young LLP, certified public accountants. All of said financial statements, including in each case the related schedules and notes, are true, complete (in the case of year-end financial statements) and correct in all material respects, have been prepared in accordance with generally accepted accounting principles consistently applied (except that no notes have been included in unaudited financial statements) and present fairly the financial position of Borrower and the Subsidiaries as of the respective dates of said balance sheets and the results of their operations for the respective periods covered thereby, subject (in the case of interim statements) to period-end audit adjustments.

           (b)  Except as set forth in Schedule 8.02 or in the financial
                                       -------------
     statements referred to in Section 8.02(a), neither Borrower nor any Subsidiary has any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or anticipated losses from any unfavorable commitments.

           (c)  Except as set forth in the financial statements referred to in
     Section 8.02(a), since December 31, 1998 there has been no Material Adverse Effect, or any event, change or circumstance which could reasonably be expected to cause or evidence, either individually or together with any other events, changes or circumstances, a Material Adverse Effect.

           (d)  All pro forma financial information and projections provided at
                    --- -----
     any time by or on behalf of Borrower to the Lenders are accurate and complete in all material respects as of the date of such information and all pro forma adjustments given effect therein are based upon assumptions
         --- -----
     which Borrower believes to be fair and reasonable.

     8.03  Litigation.  Except as disclosed in Schedule 8.03, there are no
           ----------                          -------------
Proceedings or investigations now pending or (to the knowledge of the Obligors) threatened against or directly affecting Borrower or any Subsidiary that, if adversely determined could (either individually or in the aggregate) be reasonably expected to have a Material Adverse Effect.

     8.04  No Breach; No Default.
           ---------------------

           (a) None of the execution, delivery and performance by each Obligor of any Basic Document or any Document to which it is a party and the consummation of the transactions herein and therein contemplated will (i) conflict with or result in a breach of, or require any consent (which has not been obtained and is in full force and effect) under, the charter or by-laws of any Obligor, or any applicable law or regulation, or any order, writ, injunction or decree of any Governmental Authority binding on any Obligor, or any term or provision of any agreement or instrument to which any Obligor or any of its Subsidiaries is a party or by which any of them or any of their Property is bound or to which any of them is subject, or (ii) constitute (with due notice or lapse of time or both) a default under any such agreement or instrument, or (iii) result in the creation or imposition of any Lien (except for the Liens created pursuant to the Security Documents) upon any Property of any Obligor or any of its Subsidiaries pursuant to the terms of any such agreement or instrument, except with respect to each of the foregoing which would not (either individually or in the aggregate) reasonably be expected to have a Material Adverse Effect.

           (b) Neither Borrower nor any Subsidiary is in default under or with respect to any contractual obligation or any order, award or decree of any Governmental Authority or arbitrator binding upon it or any of its properties in any respect which would have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

     8.05  Action.  Each Obligor has all necessary corporate power, authority
           ------
and legal right to execute, deliver and perform its obligations under each Basic Document and each Document to which it is a party and to consummate the transactions herein and therein contemplated; the execution, delivery and performance by each Obligor of each Basic Document and each Document to which it is a party and the consummation of the transactions herein and therein contemplated have been duly authorized by all necessary corporate action on its part; and this Agreement has been duly and validly executed and delivered by each Obligor and constitutes, and each of the Notes, the other Basic Documents and the Documents to which it is a party when executed and delivered by such Obligor (in the case of the Notes, for value) will constitute, its legal, valid and binding obligation, enforceable against each Obligor in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws of general applicability from time to time in effect affecting the enforcement of creditors' rights and remedies and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     8.06  Approvals.  Except as set forth on Schedule 8.06, no authorizations,
           ---------                          -------------
approvals or consents of, and no filings or registrations with, any Governmental Authority or any securities exchange are necessary for the execution, delivery or performance by any Obligor of the Basic Documents or Documents to which it is a party or for the legality, validity or enforceability hereof or thereof or for the consummation of the transactions herein and therein contemplated, except for filings and recordings in respect of the Liens created pursuant to the Security Documents.

     8.07  ERISA.  Each member of the ERISA Group (x) has fulfilled its
           -----
obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and (y) is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan other than any failure to so comply that could not reasonably be expected to have a Material Adverse Effect. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement , which has resulted or could reasonably be expected to result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code or (iii) incurred or reasonably expects to incur any liability under Title IV of ERISA that would have a Material Adverse Effect. Neither Borrower nor any Subsidiary has incurred any material obligation in connection with the termination of or withdrawal from any Foreign Pension Plan.

     8.08   Taxes.  Borrower and each Subsidiary has filed or caused to be filed
            -----
all tax returns which to the knowledge of Borrower are required to be filed and has paid all Taxes shown to be due and payable on said returns or on any assessments made against it or any of its Property and all other Taxes, fees or other charges imposed on it or any of its Property (including the Mortgaged Real Property) by any Governmental Authority (other than those which, in the aggregate, are not substantial in amount or those the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of Borrower or the Subsidiaries, as the case may be); and no tax lien has been filed and, to the knowledge of Borrower, no claim is being asserted with respect to any such Tax, fee or other charge.

     8.09   Investment Company Act; Public Utility Holding Company Act; Other
            -----------------------------------------------------------------
Restrictions.  Neither Borrower nor any Subsidiary is an "investment company",
------------
or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. Neither Borrower nor any Subsidiary is a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended. No Obligor is subject to regulation under any federal or state statute or regulation which limits its ability to incur Indebtedness.

     8.10.  No Burdensome Restrictions.  No contractual obligation of Borrower
            --------------------------
or any Subsidiary and no requirement of law materially adversely affects, or insofar as Borrower could reasonably foresee may so affect, the business, operations, property or financial or other condition of Borrower and the Subsidiaries taken as a whole.

     8.11.  Capitalization.  As of the close of business on the Business Day
            --------------
immediately preceding the date hereof, the authorized stock of Borrower consists of: 40,000,000 shares of Common Stock, $0.10 par value, of which 16,546,041 shares are issued and outstanding; and 8,000,000 shares of Preferred Stock, $0.10 par value, of which no shares are issued and outstanding.

     8.12.  Environmental Matters.  Except as disclosed in Schedule 8.12 and
            ---------------------                          -------------
except as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect: (i) Borrower and the Subsidiaries are in compliance with and in the last five years have been in compliance with, and are not subject to liability under, any Environmental Laws applicable to them and their business and operations and facilities and properties owned, leased, operated or used by any of them, (ii) neither Borrower nor any Subsidiary has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or any comparable foreign or state law, nor has
                      ------
Borrower or any Subsidiary received any written notification that any Hazardous Materials that it or any of their respective predecessors in interest has used, generated, stored, treated, handled, transported or disposed of, or arranged for disposal or treatment of, have been found at any site at which any Person is conducting or plans to conduct any action pursuant to any Environmental Law; (iii) no properties now or formerly owned, leased or operated by Borrower or any Subsidiary or, to the knowledge of Borrower or any Subsidiary, any of their respective predecessors in interest, are (x) listed or proposed for listing on the National Priorities List under CERCLA or (y) listed on the Comprehensive Environmental Response, Compensation and Liability Information System List promulgated pursuant to CERCLA or (z) included on any comparable lists maintained by any Governmental Authority; (iv) there are no past or present events, conditions, activities, practices or actions, or any agreements, judgments, decrees or orders by which Borrower or any Subsidiary is bound, which would reasonably be expected to prevent Borrower and the Subsidiaries' compliance with any Environmental Law, or which would reasonably be expected to give rise to any liability of Borrower or any Subsidiary under any Environmental Law, including, without limitation, liability under CERCLA or similar state or foreign laws; (v) no Lien has been asserted or recorded, or to the knowledge of Borrower and each Subsidiary threatened, under any Environmental Law with respect to any asset, facility, inventory or property currently owned, leased or operated by Borrower or any Subsidiary, and (vi) there are no underground storage tanks or related piping at any property owned, operated or leased by Borrower or any Subsidiary, and any former underground tanks or related piping on any such property which has been removed or closed has been removed or closed in accordance with any applicable Environmental Law.

     8.13.  Use of Proceeds.  Neither Borrower nor any Subsidiary is engaged
            ---------------
principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock and no part of the proceeds of any extension of credit hereunder will be used to purchase or carry any Margin Stock. On and after the date hereof, Borrower will use drawings under the Revolving Credit Commitments for (i) ongoing working capital and general corporate requirements of Borrower and its Subsidiaries, including the issuance of Letters of Credit; and (iii) the financing of permitted Acquisitions.

     8.14.  Subsidiaries.  Borrower has no Subsidiaries or interest in
            ------------
partnerships, joint ventures or business trusts other than the entities set forth in Schedule 8.14. Borrower owns the percentage of the issued and
         -------------
outstanding capital stock or other evidences of the ownership of each subsidiary, partnership or joint venture listed on Schedule 8.14 as set forth on
                                                   -------------
such Schedule. No such Subsidiary, partnership or joint venture has issued any securities convertible into shares of its capital stock (or other evidence of ownership) or any Equity Rights to acquire such shares or securities convertible into such shares (or other evidence of ownership), and the outstanding stock and securities (or other evidence of ownership) of such Subsidiaries, partnerships or joint ventures are owned by Borrower and the Subsidiaries free and clear of all Liens and Equity Rights of others of any kind whatsoever, except (i) as set forth on Schedule 8.14, and (ii) for Liens pursuant to the Security Documents.
         -------------

     8.15.  Properties.  Each of the Obligors has good and marketable title to
            ----------
and beneficial ownership of all properties and assets owned by it, including all property reflected in the most recent financial statements delivered pursuant to this Agreement (except as sold or otherwise disposed of since the date of such financial statements in the ordinary course of business and in accordance with this Agreement). Title to each such property or asset that is not Collateral is held by the Obligors and each of their respective Subsidiaries free and clear of all Liens except for Permitted Liens. Title to each such property or asset that constitutes Collateral is held by the Obligors free and clear of all Liens other than Permitted Liens and Prior Liens.

     8.16.  Security Interest.  The Security Documents, once executed,
            -----------------
delivered, filed and/or recorded will, until the Collateral Release Date, create, in favor of the Administrative Agent for the benefit of the Lenders, as security for the obligations purported to be secured thereby, a valid and enforceable perfected first priority security interest in and Lien upon all of the Collateral, superior to and prior to the rights of all third persons and subject to no Liens except the Prior Liens applicable to such Collateral.

     8.17.  Compliance with Laws.  Each Obligor is in compliance in all material
            --------------------
respects with all applicable statutes, laws, ordinances, rules, orders and regulations of any Governmental Authority in all jurisdictions in which it is presently doing business, and each Obligor will comply and cause each of its Subsidiaries to comply in all material respects with all such laws and regulations which may be imposed in the future in jurisdictions in which it or such Subsidiary may then be doing business, in each case other than those the non-compliance with which would not (individually or in the aggregate) reasonably be expected to have a Material Adverse Effect. Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the transactions contemplated to occur on the date hereof, or the performance by Borrower and the Subsidiaries of their obligations under the Basic Documents and all applicable laws.

     8.18.  True and Complete Disclosure.  The information, reports, financial
            ----------------------------
statements, exhibits and schedules furnished in writing by any of the Obligors to any Creditor in connection with the negotiation, preparation or delivery of this Agreement and the other Basic Documents or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole, do not, as of the date such information was furnished, contain any untrue statement of material fact or omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not materially misleading.

     8.19.  Solvency.  As of the date hereof and each other date of an extension
            --------
of credit hereunder: (i) the fair salable value of the Properties of the Obligors, on a consolidated basis, exceeds and will, immediately following the making of each Revolving Credit Loan or other extension of credit hereunder, exceed the amount of all debt and liabilities (including all contingent, subordinated, unmatured and unliquidated liabilities) of such Obligor; (ii) no Obligor has, or will have, immediately following the making of each Revolving Credit Loan or other extension of credit hereunder, unreasonably small capital to carry out its business as conducted or as proposed to be conducted; and (iii) the Obligors do not intend to, or believe that they will, incur debts beyond their ability to pay such debts as they mature.

     8.20.  Employee and Labor Matters.  Except as disclosed on Schedule 8.20,
            --------------------------                          -------------
there is (i) no unfair labor practice complaint pending against Borrower or any Subsidiary or, to the knowledge of the Obligors, threatened against any of them, before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against Borrower or any Subsidiary or, to the knowledge of the Obligors, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against Borrower or any Subsidiary or, to the knowledge of the Obligors, threatened against Borrower or any Subsidiary and
(iii) to the knowledge of the Obligors, no union representation question existing with respect to the employees of Borrower or any Subsidiary and, to the knowledge of the Obligors, no union organizing activities are taking place, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as would not reasonably be expected to have a Material Adverse Effect.

     8.21.  Intellectual Property.  Borrower and each Subsidiary owns, or is
            ---------------------
licensed to use, all patents, trademarks, tradenames, servicemarks, copyrights, technology, trade secrets, know-how and processes necessary for the conduct of its business as currently conducted (the "Intellectual Property"), except for
                                          ---------------------
those the failure to own or license which could not, individually or in the aggregate, have a Material Adverse Effect. No claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does Borrower know of any valid basis for any such claim. To the knowledge of the Obligors, the use of such Intellectual Property by Borrower and the Subsidiaries does not infringe the rights of any Person, except for such claims and infringements that, in the aggregate, do not have a Material Adverse Effect.

     8.22.  Representations and Warranties in Documents.  All representations
            -------------------------------------------
and warranties of the Obligors set forth in the Existing Credit Agreement were true and correct in all material respects as of each time such representations and warranties were made or deemed made.

     8.23.  Year 2000.  Any reprogramming required to permit the proper
            ---------
functioning, in and following the year 2000, of (i) the Borrower's computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which Borrower's systems interface) and the testing of all such systems and equipment, as so reprogrammed, has been completed in all material respects. The cost to the Borrower of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrower (including, without limitation, reprogramming errors and the failure of others= systems or equipment) will not result in a Default or a Material Adverse Effect. The computer and management information systems of the Borrower and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit the Borrower to conduct its business without Material Adverse Effect.

     Section 9.  Covenants.
                 ---------

     Each Obligor covenants and agrees with the Creditors that (and each Obligor covenants and agrees that it shall not permit any Subsidiary to take any action prohibited by any Subsidiary hereunder and shall cause each Subsidiary to take all action required by Subsidiaries hereunder), so long as any Revolving Credit Commitment, Revolving Credit Loan or Letter of Credit Liability is outstanding and until payment in full of all amounts payable by Borrower hereunder:

     9.01 Financial Statements, Etc. Borrower (for itself and on behalf of the
          --------------------------
Subsidiary Guarantors) shall deliver to each of the Lenders:

          (a) as soon as available and in any event within 45 days after the end of each of the first three quarterly fiscal periods of each fiscal year, consolidated statements of income and cash flow of Borrower and its Consolidated Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, the related consolidated balance sheet of Borrower and its Consolidated Subsidiaries as at the end of such period, setting forth in each case in comparative form the corresponding consolidated statement of income for the corresponding period in the preceding fiscal year, accompanied by a certificate of a senior financial officer of Borrower, which certificate shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of Borrower and its Consolidated Subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

          (b) as soon as available and in any event within 120 days after the end of each fiscal year, consolidated statements of income, stockholders' equity and cash flow of Borrower and its Consolidated Subsidiaries for such year and the related consolidated balance sheet of Borrower and its Consolidated Subsidiaries as at the end of such year, setting forth in each case in comparative form the corresponding consolidated figures as of the end of and for the preceding fiscal year, and accompanied by an opinion, without material qualification, thereon of independent certified public accountants of recognized national standing, which opinion shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of Borrower and its Consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP, and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge of any Default;

          (c) promptly upon delivery thereof to the shareholders of Borrower or any Subsidiary generally, copies of all financial statements and reports and proxy statements so delivered which Borrower sends to all holders of securities of the same class and within five days after the same are filed, copies of all financial statements and reports which Borrower may make or file with the Securities and Exchange Commission or any successor or analogous Governmental Authority;

          (d) if and when any member of the ERISA Group (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice;
     (iv) applies for a waiver of the minimum funding standard under Section 412 of the Code, a copy of such application; (v) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (vi) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or
     (vii) fails to any payment or contribution to any Plan or Multiemployer Plan or in respect to any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could reasonably be expected to result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code, an Officers' Certificate setting forth details as to such occurrence and action, if any, which Borrower or the applicable member of the ERISA Group is required or proposes to take;

          (e) together with the financial statements delivered pursuant to clause (a) or (b) of this Section 9.01 for any period ending on or after December 31, 1999, an Interest Rate Certificate;

          (f) promptly after Borrower or any Subsidiary knows or has reason to believe that any Default has occurred, a notice of such Default describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that Borrower has taken and proposes to take with respect thereto;

          (g) written notice of any Environmental Claim materially affecting Borrower and the Subsidiaries taken as a whole, any Mortgaged Real Property or the operations of Borrower and the Subsidiaries taken as a whole, and any notice from any Person of (i) the occurrence of any release, spill or discharge of any Hazardous Material that is reportable under any Environmental Law, (ii) the commencement of any clean-up pursuant to or in accordance with any Environmental Law of any Hazardous Material at, on, under or within the Mortgaged Real Property or any part thereof or (iii) any other condition, circumstance, occurrence or event, any of which could reasonably be expected to result in a material liability of Borrower or any Subsidiary under any Environmental Law;

          (h) promptly upon receipt thereof, copies of all reports submitted to Borrower by independent certified public accountants in connection with each annual, interim or special audit of the books of Borrower made by such accountants, including, without limitation, any management letter commenting on Borrower's internal controls submitted by such accountants to management in connection with their annual audit;

          (i) an annual budget in reasonable detail within 60 days after the end of each fiscal year of the Borrower;

          (j) until the Collateral Release Date, written notice of (i) the incurrence of any material Lien (other than Liens permitted pursuant to Section 9.07) on, or claim asserted against any of the collateral security in the Security Documents or (ii) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the collateral under any Security Document;

           (k) written notice of a material adverse change in the business, operations, property or financial or other condition of Borrower and the Subsidiaries taken as a whole; and

          (l) as promptly as is reasonably practicable, such financial and other information as any Creditor may from time to time reasonably request.

Borrower will furnish to the Administrative Agent, at the time it furnishes each set of financial statements pursuant to paragraph (a) or (b) above, a certificate of a senior financial officer of Borrower (i) to the effect that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail and describing the action that Borrower has taken and proposes to take with respect thereto) and (ii) setting forth in reasonable detail the computations necessary to determine whether Borrower is in compliance with Sections 9.07, 9.08, 9.09, 9.10 and 9.11 as of the end of the respective quarterly fiscal period or fiscal year. The Administrative Agent shall forward such certificate and information to the Lenders.

     9.02  Litigation, Etc. Borrower shall promptly give to the Administrative
           ----------------
Agent (which shall promptly provide a copy thereof to each Lender) notice of all legal or arbitral proceedings, and of all proceedings by or before any governmental or regulatory authority or agency, and any material development in respect of such legal or other proceedings, affecting Borrower or any Subsidiary, except proceedings which could not reasonably be expected to have (individually or in the aggregate) a Material Adverse Effect.

     9.03  Existence; Compliance with Law; Payment of Taxes; Inspection Rights;
           --------------------------------------------------------------------
Performance of Obligations; Etc. Borrower and each Subsidiary shall, (i)
--------------------------------
preserve and maintain its legal existence and all of its material rights, privileges and franchises (provided, however, that nothing in this Section 9.03
                           --------  -------
shall prohibit any transaction expressly permitted under Section 9.06); (ii) comply with the requirements of all applicable laws (including ERISA and the rules and regulations thereunder), rules, regulations and orders of Governmental Authorities if failure to comply with such requirements would (individually or in the aggregate) have a Material Adverse Effect; (iii) timely file true, accurate and complete tax returns required by all Governmental Authorities and pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto (except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained) if such failure to pay and discharge would (individually or in the aggregate) have a Material Adverse Effect; (iv) maintain all of its Properties used or useful in its business in good working order and condition, ordinary wear and tear excepted, except to the extent that the failure to do so with respect to any such Property would not individually or in the aggregate be reasonably likely to have a Material Adverse Effect; (v) permit representatives of any Creditor, upon reasonable prior notice during normal business hours, to examine, copy and make extracts from its books and records, to inspect its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Creditor; (vi) perform in all material respects all of its obligations under the terms of each mortgage indenture, security agreement, other debt instrument and material contract by which it is bound or to which it is a party, except where such failure to so perform, singly or in the aggregate with all other such failures, would not have a Material Adverse Effect; and (vii) keep proper books of record and accounts, in which full and correct entries shall be made of all financial transactions and the Property and business of each Obligor and its subsidiaries in accordance with generally accepted accounting principles in effect from time to time or as otherwise required by applicable rules and regulations of any Governmental Authority having jurisdiction over such Obligor or its Subsidiaries, as relevant. Borrower will confer with the Lenders in enforcing or waiving material rights of Borrower or any Subsidiary under any Document.

     9.04  Insurance.  Borrower and each Subsidiary shall keep insured by
           ---------
financially sound and reputable insurers all Property of a character usually insured by corporations engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such corporations and carry such other insurance as is usually carried by such corporations, including, in any event, business interruption insurance. Borrower shall deliver to the Administrative Agent a certificate of insurance for each liability policy of insurance which shall contain an endorsement showing the Administrative Agent as an additional insured. Such endorsement shall provide for at least 30 days' prior notice to the Administrative Agent of any proposed termination or cancellation of such policy, whether on account of default or otherwise.

     9.05  Issuance or Disposals of Capital Stock of Subsidiaries.  No
           ------------------------------------------------------
Subsidiary shall issue, sell, assign, transfer or otherwise dispose of any shares (or other ownership interests) of any class of its capital stock or equity ownership interests or of any Equity Rights to purchase its capital stock or equity ownership interests or of other securities exchangeable for or convertible into its capital stock or equity ownership interests, except (a) to Borrower or a Wholly Owned Subsidiary, (b) directors' qualifying shares as required by law, and (c) the Trust Preferred Securities, if any. Neither Borrower nor any Subsidiary shall effect the Disposition of any capital stock (other than the Trust Preferred Securities to the extent otherwise permitted) of any Subsidiary unless all capital stock owned by Borrower and the Subsidiaries is sold pursuant thereto and such sale is otherwise permitted herein.

     9.06  Fundamental Changes; Acquisitions; Dispositions.  No Obligor or
           -----------------------------------------------
Subsidiary shall, directly or indirectly, (1) enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), (2) acquire any business or Property from, or capital stock of, or be a party to any acquisition of, any Person, or effect any Acquisition, or (3) effect any Disposition or convey, sell, lease, assign, transfer or otherwise dispose of, in one transaction or a series of transactions, all or a substantial part of its business or Property, whether now owned or hereafter acquired, including receivables and leasehold interests. Notwithstanding the foregoing provisions of this Section 9.06, each of the following shall be permitted:

          (a) purchases of inventory and other Property to be sold or used in the ordinary course of business;

          (b) Acquisitions permitted by Section 9.09(k), (u) or (v) and other Investments permitted by Section 9.09;

          (c) any subsidiary may be merged or consolidated or dissolved or liquidated with or into: (i) Borrower if Borrower shall be the continuing or surviving corporation or (ii) any Wholly Owned Subsidiary which is an Obligor; provided, however, that a Wholly Owned Subsidiary which is an
              --------  -------
     Obligor shall be the continuing or surviving corporation;

          (d) any Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its Property (upon voluntary liquidation or otherwise) to Borrower or to any Wholly Owned Subsidiary which is an Obligor;

          (e) any Wholly Owned Subsidiary that is a Foreign Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to another Wholly Owned Subsidiary that is a Foreign Subsidiary;

          (f) Dispositions of used, worn out, obsolete or surplus equipment or other Property by Borrower or any Subsidiary, all in the ordinary course of business; provided, however, that the proceeds thereof are reinvested in
               --------  -------
     the business of Borrower or any Subsidiary within one year of such Disposition;

          (g) any Foreign Subsidiary may be merged or consolidated with or into any one or more Wholly Owned Subsidiaries that are Foreign Subsidiaries (provided that a Wholly Owned Subsidiary that is a Foreign Subsidiary shall be the continuing or surviving corporation);

          (h) Borrower or any Subsidiary may sell or discount, in each case without recourse, accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof;

          (i)  the sale by any Foreign Subsidiary of its accounts receivable;

     provided, however, that the terms of each such sale are satisfactory in
     --------  -------
     form and substance to the Administrative Agent;

          (j) Dispositions for fair market value not to exceed $15,000,000 in the aggregate after the date of this Agreement; provided, however, that the
                                                     --------  -------
     Net Available Proceeds therefrom are reinvested as specified in Section 2.10(a)(iii) or applied to the prepayment of the Revolving Credit Loans as specified in Section 2.10(a);

          (k) the sale of all or substantially all of the capital stock and/or equity interests in or assets of IMCO Recycling of California, Inc., a Subsidiary, owned by Borrower or any

     Subsidiary; provided, however, that the Net Available Proceeds therefrom
                 --------  -------
     are reinvested as specified in Section 2.10(a)(iii) or applied to the prepayment of the Revolving Credit Loans as specified in Section 2.10(a); and

          (l) Dispositions of assets pursuant to the Commonwealth Option or the Commonwealth Right of First Refusal; provided, however, that the Net
                                          --------  -------
     Available Proceeds therefrom are applied to the prepayment of the Revolving Credit Loans as specified in Section 2.10(a);

          (m) the transfer by Borrower to IMCO International, Inc., and subsequent transfer by IMCO International, Inc. to IMCO Recycling Holding B.V., of Borrower's share interests in IMCO Recycling (UK) Ltd. and its joint venture interests in VAW-IMCO Guss und Recycling GmbH; and

          (n) the transfer by U.S. Zinc Corporation to IMCO International, Inc., and subsequent transfer by IMCO International, Inc. to IMCO Recycling Holding B.V., of U.S. Zinc's share interests in MetalChem Handel GmbH and in MetalChem Canada Incorporated.

To the extent the Majority Lenders waive the provisions of this Section 9.06 with respect to the sale or other disposition of any Collateral, or any Collateral is sold or otherwise disposed of as permitted by this Section 9.06 (and such Collateral is released (or permitted to be released) from the Liens created by the respective Security Document), such Collateral in each case shall be sold or otherwise disposed of free and clear of the Liens created by the Security Documents and the Administrative Agent shall take such actions as are appropriate in connection therewith.

     9.07  Liens and Related Matters.  No Obligor or Subsidiary shall, directly
           -------------------------
or indirectly, create, incur, assume or suffer to exist any Lien upon or with respect to any of their respective Property (including Collateral), whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets or assign any right to receive income, or file or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute, except the following, which are herein collectively referred to as "Permitted Liens":
                             ---------------

          (a)  Liens created pursuant to or permitted by the Security Documents;

          (b)  Liens in existence on the date hereof and identified in Schedule
                                                                       --------
     9.07;
     ----

          (c) Liens imposed by any Governmental Authority for taxes, assessments or charges not yet due or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of Borrower or the affected subsidiary, as the case may be, in accordance with GAAP;

          (d) Liens in respect of Property of Borrower or any Subsidiary imposed by law which were incurred in the ordinary course of business, such as carriers', warehousemen's, landlords' and mechanics' Liens and other similar Liens arising in the ordinary course of business, in each case for sums the payment of which is not required by Section 9.03;

          (e) pledges or deposits under worker's compensation, unemployment insurance and other social security legislation or the deposits securing the liability to insurance carriers;

          (f) pledges or deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (g) easements, rights-of-way, restrictions or minor defects or irregularities in title incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of Real Property or minor imperfections in title thereto which, in the aggregate, are not material in amount, and which do not in any case materially detract from the value of the Real Property subject thereto or interfere with the ordinary conduct of the business of Borrower or any subsidiary;

          (h) Liens upon tangible personal Property acquired after the Original Closing Date by Borrower or any Subsidiary, each of which Liens either (A) existed on such Property before the time of its acquisition and was not created in anticipation thereof, or (B) was created solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost of such Property or improvements thereon; provided,
                                                                --------
     however, that (x) no such Lien shall extend to or cover any Property of
     -------
     Borrower or such Subsidiary other than the Property so acquired and improvements thereon and (y) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 100% of the fair market value of such Property at the time it was acquired;

          (i) Liens existing on any Property of any Person at the time such Person becomes a Subsidiary or is merged or consolidated with or into a subsidiary and, in each case, not created in contemplation of or in connection with such event; provided, however, that such Liens do not
                                 --------  -------
     extend to any other Property of Borrower or the Subsidiaries;

          (j) Liens (excluding Liens on Collateral) not otherwise permitted hereunder securing obligations not at any time exceeding in the aggregate $15,000,000.

          (k) Liens securing obligations under Swap Contracts with any Lender or any Affiliate of any Lender;

          (l) Liens consisting of judgment or judicial attachment Liens (including prejudgment attachment) the enforcement of which is effectively stayed or payment of which is covered in full (subject to a customary deductible) by insurance or which do not otherwise result in an Event of Default under Section 10(h);

          (m) Liens securing obligations in respect of Capital Leases solely on Property subject to such Capital Leases;

          (n) the Commonwealth Option and the Commonwealth Right of First Refusal; and

          (o)  any extension, renewal or replacement of the foregoing; provided,
                                                                       --------
     however, that the Liens permitted hereunder shall not cover any additional
     -------
     Indebtedness (other than Indebtedness permitted to be secured hereunder) or Property (other than like Property substituted for Property covered by such Lien).

     Except with respect to (i) specific Property encumbered pursuant to a Lien permitted to be incurred pursuant to this Section 9.07 or (ii) specific Property to be sold pursuant to an executed agreement with respect to a Disposition consummated in accordance with this Agreement, no obligor will, nor will any of them permit any of their respective Subsidiaries to, directly or indirectly, enter into any agreement (other than the Basic Documents) prohibiting or restricting in any manner (directly or indirectly and including by way of covenant, representation or warranty or event of default) the creation or assumption of any Lien upon its Property, whether now owned or hereafter acquired.

     9.08  Indebtedness  No Obligor or Subsidiary shall, directly or indirectly,
           ------------
create, incur or suffer to exist or be or become liable for any indebtedness, except (each of which shall be given independent effect):

          (a)  Indebtedness under the Basic Documents;

          (b)  Indebtedness outstanding on the date hereof and specified on

     Schedule 9.08 to remain outstanding after the date hereof, and any
     -------------
     refinancings, refundings, renewals or extensions thereof on financial and other terms, in the reasonable judgment of Borrower, no more onerous to Borrower or any Subsidiary in the aggregate than the financial and other terms of such Indebtedness; provided, however, that the amount of such
                                 --------  -------
     Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension and such Indebtedness shall not have a stated maturity or an average life shorter than that of the Indebtedness being refinanced;

          (c) Indebtedness of Borrower or any Wholly Owned Subsidiary owing to Borrower or any Wholly Owned Subsidiary which is an obligor; provided,
                                                                  --------
     however, that such Indebtedness shall not be held by any Person other than
     -------
     Borrower or a Wholly Owned Subsidiary which is an Obligor and shall not be subordinate to any other Indebtedness or other obligation of the Obligor other than the Revolving Credit Loans;

          (d) Indebtedness of Borrower and the Subsidiaries secured by Liens permitted under Section 9.07(h) or (m) not exceeding in the aggregate $15,000,000 at any one time outstanding;

          (e) Indebtedness arising from honoring a check, draft or similar instrument against insufficient funds; provided, however, that such
                                            --------  -------
     Indebtedness is extinguished within two Business Days of its incurrence;

          (f) obligations under operating leases permitted by Section 9.22 and Contingent Obligations permitted by Section 9.24;

          (g) unsecured Indebtedness incurred by any Foreign Subsidiary not to exceed $15,000,000 in the aggregate for all Foreign Subsidiaries at any time outstanding;

          (h) unsecured Indebtedness of Borrower or any Subsidiary which is an obligor in an aggregate principal amount not to exceed, together with Contingent Obligations (without duplication) under Section 9.24(d), $15,000,000 for Borrower and the subsidiaries collectively at any time outstanding;

          (i) unsecured Indebtedness in an amount not to exceed $10,000,000 incurred pursuant to revenue bonds issued by the City of Morgantown, Kentucky after the date hereof;

          (j) Indebtedness represented by amounts declared, payable as, or set apart for, Dividends permitted by Section 9.10 and Swap Contracts entered into in the ordinary course of business and designed to protect the obligors against fluctuations in interest rates, currency exchange rates, commodity prices or similar risks; and

          (k) Subordinated Debt issued in connection with the Trust Preferred Securities, which Subordinated Debt shall be unsecured and shall not exceed $125,000,000.

     All intercompany debt shall be unsecured and subordinate in right of payment to the Obligations.

     9.09  Investments. No Obligor or Subsidiary shall, directly or indirectly,
           -----------
make or permit to remain outstanding any Investments, except:

          (a) operating deposit accounts and certificates of deposit with banks in the ordinary course of business;

          (b)   Permitted Investments;

          (c) Investments by Borrower or any Subsidiary in any wholly owned Subsidiary that is an Obligor and Investments by any Subsidiary in Borrower;

          (d) Investments outstanding on the date hereof and identified with particularity in Schedule 9.09 and any renewals, extensions, modifications
                      -------------
     and replacements thereof that do not increase the amount thereof;

          (e)  Investments that constitute Indebtedness permitted under Section
     9.08 or Contingent Obligations permitted under Section 9.24;

          (f)  Investments by Borrower in Swap Contracts entered into as bona
                                                                         ----
     fide hedges and not for speculative purposes;
     ----

          (g) advances, loans or extensions of credit by Borrower or any subsidiary to employees of Borrower or any Subsidiary; provided, however,
                                                            --------  -------
     that the aggregate amount of all such loans, advances and extensions of credit shall not at any time exceed in the aggregate $5,000,000 (without giving effect to any write-down or write-off thereof);

          (h) extensions of credit in the nature of accounts receivable or notes receivable arising from the sale or lease of goods or services in the ordinary course of business;

          (i) pledges or deposits required in the ordinary course of business in connection with workmen's compensation, unemployment insurance and other social security or similar legislation;

          (j) pledges or deposits in connection with (i) the nondelinquent performance of bids, trade contracts (other than for borrowed money), leases or statutory obligations, (ii) contingent obligations on surety or appeal bonds, and (iii) other non-delinquent obligations of a like nature, in each case incurred in the ordinary course of business;

          (k)  Investments made in order to consummate Acquisitions; provided,
                                                                     --------
     however, that (v) no Default or Event of Default exists or will result
     -------
     therefrom, (w) on a pro forma basis, after giving effect to such
                         --- -----
     Acquisition(s), Borrower would have been in compliance with Section 9.11 on the last day of the most recently completed fiscal quarter (assuming, for purposes of Section 9.11, that such Acquisition had occurred on the first day of the Measurement Period ending on such last day) as evidenced in an Officers Certificate delivered to the Administrative Agent and each Lender at least 10 days prior to the consummation thereof, (x) the aggregate amount of the consideration (which for each Acquisition shall be measured at the date of consummation thereof and which shall include debt incurred or assumed, working capital deficits and deferred payments) paid for all Acquisitions consummated in any fiscal year of Borrower shall not exceed $75,000,000, and (y) such Acquisition shall be effected through Borrower or a wholly Owned Subsidiary which is an obligor (it being understood that proceeds of Revolving Credit Loans shall not be used to finance hostile acquisitions);

          (l) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

          (m) Borrower and the Subsidiaries may hold additional Investments in any non-Wholly Owned Subsidiary or Foreign Subsidiary to the extent that such Investments reflect an increase in Borrower's or any subsidiary's interest in the stockholders' equity of such Subsidiary resulting from retained earnings of such Subsidiary;

          (n) any Foreign Subsidiary may make Investments in or to any other Foreign Subsidiary;

          (o) Capital Expenditures, provided that no Default or Event of Default will exist or result therefrom;

          (p) investments by Borrower or any Subsidiary in any non-Wholly Owned Subsidiary or any Subsidiary which is not an Obligor (including Foreign Subsidiaries), in each case to the extent made in the ordinary course to fund or support the ordinary course operations of such Subsidiary so long as no Event of Default shall have occurred and be continuing; provided,
                                                                   --------
     however, that (x) the amount of such Investments made pursuant to this
     -------
     clause (p) shall not exceed $20,000,000 in the aggregate outstanding at any time (without giving effect to any write-down or write-off thereof) and (y) until the Collateral Release Date, upon the request of the Majority Lenders all such Investments evidenced by intercompany notes shall be pledged to the Administrative Agent pursuant to the Security Agreement;

          (q) Investments for the creation of any Wholly Owned Foreign Subsidiary which is a foreign sales corporation consisting of de minimis
                                                                   -- -------
     capitalization;

          (r)   [Reserved];

          (s) Investments consisting of non-cash consideration received in the form of securities, notes or similar obligations in connection with a Disposition permitted by Section 9.06 (j); provided, however, that (i) the
                                                --------  -------
     aggregate amount of such non-cash consideration received in connection with any such Disposition shall not exceed 10% of the total consideration received in connection with such Disposition and (ii) until the Collateral Release Date, such non-cash consideration is pledged pursuant to the appropriate Security Document;

          (t) Investments by Foreign Subsidiaries in high quality investments of the type similar to Permitted Investments made outside the United States;

          (u) Investments made to consummate any Acquisition with the Net Available Proceeds of any Disposition effected in accordance with Section 9.06(j) to the extent such Net Available Proceeds have not been used to effect Capital Expenditures pursuant to Section 9.11(d)(2) or otherwise expended by Borrower or any Subsidiary; provided, however, that (x) no
                                             --------  -------
     Default or Event of Default exists or would result therefrom, (y) on a pro
                                                                            ---
     forma basis, immediately after giving effect to any such Acquisition,
     -----
     Borrower would
     be in compliance with the financial covenants set forth in
     Section 9.11 on the last day of the most recently ended fiscal quarter (assuming, for purposes of Section 9.11, that such Acquisition has occurred on the first day of the Measurement Period ending on such last day) as evidenced in an Officers' Certificate delivered to the Administrative Agent and the Lenders at least 10 days prior to the consummation of such Acquisition, and (z) such Acquisition shall be effected through Borrower or a Wholly Owned Subsidiary which is an Obligor;

          (v) Investments made to consummate any Acquisition in an amount in any fiscal year not to exceed the amount that would have been permitted at the time of consummation of such Acquisition to be made as a Capital Expenditure pursuant to Section 9.11(d)(1) (after taking into account the then permitted amount thereunder and the aggregate amount of Capital Expenditures made and the aggregate amount expended for other Acquisitions effected pursuant to this Section 9.09(v), in each case on or prior to the date of consummation of such Acquisition); provided, however, that (w) no
                                                --------  -------
     Default or Event of Default exists or would result therefrom, (x) on a pro
                                                                            ---
     forma basis, immediately after giving effect to any such Acquisition,
     -----
     Borrower would be in compliance with all financial covenants set forth in
     Section 9.11 on the last day of the most recently ended fiscal quarter (assuming, for purposes of Section 9.11, that such Acquisition had occurred on the first day of the Measurement Period ending on such last day) as evidenced in an officers, Certificate delivered to the Lenders at least 10 days prior to the consummation of such Acquisition, and (y) such Acquisition shall be effected through Borrower or a wholly Owned Subsidiary which is an Obligor;

          (w) additional investments in VAW-IMCO in an aggregate principal amount not to exceed $10,000,000 outstanding at any time (without giving effect to any write-down or write-off thereof);

          (x) Borrower or any Subsidiary may hold the capital stock, partnership interests or other ownership or equity interest therein of any Subsidiary existing on the Original Closing Date or created or acquired thereafter in accordance with the provisions hereof and any additional capital stock, partnership interests or ownership or equity interests issued in exchange therefor or as a dividend thereon;

          (y)   [Reserved];

          (z)   [Reserved];

          (aa)   [Reserved];

          (bb) investments in a joint venture between Borrower or a Subsidiary and Alumatech, in an aggregate amount not exceeding $10,000,000 outstanding at any time (without giving effect to any write-down or write-off thereof);

          (cc)   [Reserved];

          (dd) in addition to the foregoing, other Investments not exceeding $20,000,000 in the aggregate outstanding at any time (without giving effect to any write-downs or write-offs thereof), net of any returns of capital, cash dividends and distributions received in respect thereof and net cash proceeds of sales thereof.

          (ee) Investments in connection with the transfer by Borrower to IMCO International, Inc., and subsequent transfer by IMCO International, Inc. to IMCO Recycling Holding B.V., of Borrower's share interests in IMCO Recycling (UK) Ltd. and its joint venture interests in VAW-IMCO Guss und Recycling GmbH; and

          (ff) Investments in connection with the transfer by U.S. Zinc Corporation to IMCO International, Inc., and subsequent transfer by IMCO International, Inc. to IMCO Recycling Holding B.V., of U.S. Zinc's share interests in MetalChem Handel GmbH and in MetalChem Canada Incorporated.

     9.10.  Dividend Payments. No Obligor or Subsidiary shall, directly or
            -----------------
indirectly, declare or make any Dividend Payment at any time, except that:

          (a) any Subsidiary may declare and make Dividend Payments to the extent made pro rata to all holders of the capital stock thereof; and
                 --- ----

          (b) the following Dividend Payments shall be permitted so long as no Default or Event of Default shall have occurred and be continuing at the time of such Dividend Payment nor would result therefrom: (i) the purchase by Borrower of up to 398,900 shares of its common stock, provided that the sum of the aggregate amount expended by Borrower for such purchases, plus the aggregate amount expended by Borrower for purchases of its common stock during the period from and including September 8, 1998 to and including the date of determination shall not exceed $15,000,000, (ii) prior to the issuance of the Subordinated Debt and the Trust Preferred Securities, if any, Borrower may declare and make cash Dividend Payments on its capital stock (other than purchases of its common stock permitted by clause (i) above) not to exceed in the aggregate $6,000,000 in each of fiscal 1999 and fiscal 2000, and $8,000,000 in any fiscal year thereafter, (iii) after the issuance of the Subordinated Debt and the Trust Preferred Securities, if any, Borrower may declare and make cash Dividend Payments on its capital stock not to exceed in the aggregate $8,000,000 in each of fiscal 1999 and fiscal 2000, and $11,000,000 in any fiscal year thereafter, and (iv) the issuer of the Trust Preferred Securities may make scheduled Dividend Payments on the Trust Preferred Securities.

     9.11.  Financial Covenants.
            -------------------

          (a)  Maximum Debt to Capitalization Ratio.  Prior to the issuance of
               ------------------------------------
     the Subordinated Debt and the Trust Preferred Securities, if any, Borrower shall not permit the Debt to Capitalization Ratio for any Measurement Period ending during any period set forth in the table below to be more than the ratio set forth opposite such period in the table below:

     ====================================================================================================
                    Period                                            Ratio
     ====================================================================================================
      Date of this Agreement through
      12/31/2000                                                    0.60:1.0
     ----------------------------------------------------------------------------------------------------
      1/1/2001 through 12/31/2001                                   0.55:1.0
     ----------------------------------------------------------------------------------------------------
      1/1/2002 and thereafter                                       0.50:1.0
     ====================================================================================================

     After the issuance of the Subordinated Debt and the Trust Preferred Securities, if any, Borrower shall not permit the Debt to Capitalization Ratio for any Measurement Period to be more than 0.45 to 1.0.

          (b)  Minimum Interest Coverage Ratio.  Borrower shall not permit the
               -------------------------------
     Interest Coverage Ratio for any Measurement Period ending during any period set forth in the table below to be less than the ratio set forth opposite such period in the table below:

     ====================================================================================================
                    Period                                            Ratio
     ====================================================================================================
     Date of this Agreement through
     12/31/2000                                                    2.25:1.0
     ----------------------------------------------------------------------------------------------------
     1/1/2001 through 12/31/2001                                   2.50:1.0
     ----------------------------------------------------------------------------------------------------
     1/1/2002 and thereafter                                       2.75:1.0
     ====================================================================================================

          (c)  Minimum Consolidated Net Worth. Borrower shall not permit
               --------------------
     Consolidated Net Worth at any time to be less than $154,600,000 plus the
                                                                     ----
     sum of (x) 50% of consolidated net income of Borrower determined in accordance with GAAP for each such fiscal quarter (if positive) occurring after June 30, 1999 and (y) 100% of the net proceeds of all Equity Issuances (including proceeds from the issuance of the Trust Preferred Securities) occurring after the date hereof.

          (d)  Measurement Dates.  The covenants in clauses (a), (b) and (c) of
               -----------------
     this Section 9.11 shall be measured as of the end of each fiscal quarter, beginning with September 30, 1999.

     9.12. Pledge of Additional Collateral. Promptly, and in any event within
           -------------------------------
30 days, after the acquisition of any Property of the type that would have constituted Collateral at the Original Closing Date (including the capital stock of any Subsidiary hereafter created or acquired) other than Real Property (the "Additional Collateral"), each Obligor and each Wholly Owned Subsidiary (other
 ---------------------
than any Foreign Subsidiary) shall take all action necessary or desirable, including the execution and delivery of all such agreements, assignments, documents and instruments (including amendments to the Basic Documents) and the filing of appropriate financing statements under the provisions of the UCC or applicable governmental requirements in each of the offices where such filing is necessary or appropriate, to grant the Administrative Agent for the benefit of the Lenders a duly perfected first priority Lien on such Property pursuant to and to the full extent required by the Security Documents and this Agreement; provided, however, that (i) not more than 65% of the capital stock of any "first
--------  -------
tier" Foreign Subsidiary need be pledged and no capital stock of any Foreign Subsidiary which is not a "first-tier" Foreign Subsidiary need be pledged, and
(ii) the foregoing provisions shall not apply from and after the Collateral Release Date. The costs of all actions taken by the parties in connection with the pledge of Additional Collateral or in connection with any Mortgage, including reasonable costs of counsel for the Administrative Agent, shall be paid by the obligors promptly following written demand.

     9.13.  Security Interests.
            ------------------

            (a) Until the Collateral Release Date, each Obligor and each Subsidiary shall, promptly, upon the reasonable request of any Lender, at Borrower's expense, execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter register, file or record, or cause to be registered, filed or recorded, in an appropriate governmental office, any document or instrument supplemental to or confirmatory of the Security Documents or otherwise deemed by the Administrative Agent necessary or desirable for the continued validity, perfection and priority of the Liens on the collateral covered thereby.

            (b) Until the Collateral Release Date, each Obligor and each Subsidiary shall deliver or cause to be delivered to the Administrative Agent from time to time such other documentation, consents, authorizations, approvals and orders in form and substance reasonably satisfactory to the Administrative Agent as the Administrative Agent shall reasonably deem necessary to perfect or maintain the Liens on the Collateral.

     9.14.  Compliance with Environmental Laws. (a)  Each Obligor and each
            ----------------------------------
Subsidiary shall comply with all Environmental Laws, and will keep or cause all Real Property to be kept free of any Liens under Environmental Laws, unless failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; (b) in the event of the presence of any Hazardous Material at, on or under any Real Property which would reasonably be expected to result in liability under or a violation of any Environmental Law, in each case which would, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, each Obligor and each Subsidiary shall undertake, and/or cause any of their respective tenants or occupants to undertake, at their sole expense, any action required pursuant to Environmental Laws to mitigate and eliminate any such adverse effect; provided, however, that no
                                                   --------  -------
Obligor or Subsidiary shall be required to comply with any order or directive which is being contested in good faith and by proper proceedings so long as it has maintained adequate reserves with respect to such compliance to the extent required in accordance with GAAP; and (c) each Obligor shall promptly notify the Administrative Agent of the occurrence of any event specified in clause (b) of this Section 9.14 and shall periodically thereafter keep the Administrative Agent informed of any material actions taken in response to such event and the results of such actions.

     9.15.  Lines of Business.  No Obligor or Subsidiary shall directly or
            -----------------
indirectly, engage to any substantial extent in any line or lines of business activity other than non-ferrous metals recovery, recycling, fabricating and processing.

     9.16.  Transactions with Affiliates. No Obligor or Subsidiary shall,
            ----------------------------
directly or indirectly: enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any Property, the rendering of any service, or a merger or consolidation), with any Affiliate (an "Affiliate Transaction") unless such Affiliate Transaction is
               ---------------------
otherwise not prohibited under this Agreement, is in the ordinary course of the Obligor's business and is on fair and reasonable terms that are not less favorable to the Obligor than those that would be obtainable at the time in an arm's-length transaction with a Person who is not such an Affiliate.

     9.17.  Limitation on Accounting Changes; Limitation on Investment Company
            ------------------------------------------------------------------
Status. No Obligor or Subsidiary shall make or permit, any change in (i)
------
accounting policies or reporting practices, except immaterial changes and except as required by generally accepted accounting principles or (ii) its fiscal year end (December 31 of each year). No Obligor shall be or become an investment company subject to the registration requirements under the Investment Company Act of 1940, as amended.

     9.18.  Modifications of Certain Documents, Etc.  No Obligor or Subsidiary
            ---------------------------------------
shall, directly or indirectly, amend, modify or change in any manner which could be materially adverse to the Lenders its certificate of incorporation or its by-laws (or any other organizational document), or any agreement entered into with respect to its capital stock, or enter into any new agreement with respect to its capital stock in any manner which would be materially adverse to the Lenders.

     9.19.  Subordinated Debt.
            -----------------

            (a) No Obligor or Subsidiary shall prepay, pay, redeem, purchase in any manner, or make any payment in respect of, or transfer any property in payment of or as security for the payment of, or establish any sinking fund, reserve or analogous fund for the redemption, retirement, prepayment or repayment of, any principal of, interest on, or any fees or other amounts related to, the Subordinated Debt, provided that any Obligor or Subsidiary may make any regularly scheduled payments of interest on the Subordinated Debt unless a Default or Event of Default exists at the time of such payment or would result from the making of such payment of interest.

            (b) No Obligor or Subsidiary shall, directly or indirectly, amend, modify, supplement, waive compliance with, or assent to noncompliance with, any term, provision or condition of any of the documents governing or evidencing the Subordinated Debt, which (i) the Lenders deem material (including, without limitation, relating to events of default, acceleration rights, interest rates, maturity date, subordination and covenants) or (ii) places any further restrictions on any Obligor or Subsidiary, or increases the obligations of any Obligor or Subsidiary thereunder, or confers on the holders thereof any additional rights.

     9.20.  Limitation on Certain Restrictions Affecting Subsidiaries. No
            ---------------------------------------------------------
Obligor or Subsidiary shall, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on such Subsidiary's capital stock or any other interest or participation in its profits owned by Borrower or any Subsidiary, or pay any Indebtedness or any other obligation owed to Borrower or any Subsidiary, (b) make Investments in or to Borrower or any Subsidiary or (c) transfer any of its Property to Borrower or any Subsidiary, except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) the Basic Documents, (iii) such restrictions with respect to the transfer of those assets subject to a Lien permitted under Section 9.07, (iv) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of Borrower or any Subsidiary, (v) with respect to restrictions described in clause (c) only, restrictions in any agreement relating to any Disposition which is permitted under this Agreement and (vi) the Commonwealth Option and the Commonwealth Right of First Refusal.

     9.21.  Additional Obligors.  Upon Borrower or any Wholly Owned Subsidiary
            -------------------
creating or acquiring a Wholly Owned Subsidiary (other than a Foreign Subsidiary) after the Original Closing Date (each such Subsidiary referred to herein as an "Additional Obligor" and collectively as the "Additional
              ------------------                           ----------
Obligors"), Borrower shall cause such Wholly Owned Subsidiary to execute and deliver a Joinder Agreement substantially in the Form of Exhibit K and all such
                                                         ---------
other agreements, guarantees, documents and certificates (including any amendments to the Basic Documents) as the Administrative Agent may reasonably request and do such other acts and things as the Administrative Agent may reasonably request in order to have such Wholly Owned Subsidiary guarantee the Obligations in accordance with the terms of the Basic Documents and, until the Collateral Release Date, pledge all Property (other than Real Property) pursuant to the Security Agreement.

     9.22.  Restriction on Leases. No obligor or Subsidiary shall, become liable
            ---------------------
in any way, whether, directly or by assignment or as a guarantor or other surety, for the obligations of the lessee under any operating lease, unless, immediately after giving effect to the incurrence of liability with respect to such lease, the Consolidated Rental Payments of Borrower at the time in effect shall not exceed $10,000,000 per annum.
                             --- -----

     9.23.  Sale or Discount of Receivables.  No Obligor or Subsidiary shall,
            -------------------------------
directly or indirectly, sell, with or without recourse, or discount, or otherwise sell for less than the face value thereof, notes or accounts receivables, other than in connection with trade discounts in the ordinary course of business or consistent with past practice and other than as permitted by Section 9.06(h) or (i).

     9.24.  Contingent Obligations. No obligor or Subsidiary shall, directly or
            ----------------------
indirectly, create or become or be liable with respect to any Contingent Obligation, except:

            (a)  pursuant to Section 6;

            (b) Contingent Obligations in respect of operating leases to the extent permitted under Section 9.22;

            (c) Contingent Obligations of Borrower or any Subsidiary in respect of Indebtedness or other liabilities of Borrower or any Wholly Owned Subsidiary which is an Obligor to the extent that the existence of such Indebtedness or other liabilities is not prohibited under this Agreement;

            (d) other Contingent Obligations which, together with the amount of Indebtedness incurred under Section 9.08(h) (but without duplication), does not exceed $15,000,000 in the aggregate at any time outstanding;

            (e) endorsements for collection or deposit in the ordinary course of business;

            (f) Contingent Obligations of Borrower and the Subsidiaries existing as of the date hereof and listed in Schedule 8.02 and renewals,
                                                  -------------
     extensions, modifications and replacements thereof that do not increase the amount thereof or provide for terms materially less favorable to any Obligor;

            (g) Swap Contracts entered into in the ordinary course of business and designed to protect the Obligors against fluctuations in interest rates, currency exchange rates, commodity prices or similar risks; and

            (h) Contingent Obligations in connection with Dispositions permitted under Section 9.06, arising in connection with indemnification and other agreements in respect of any contract relating to such Disposition, not to exceed the consideration received by Borrower or any Subsidiary in connection with such sale and excluding in all cases any Contingent Obligation with respect to any obligation of any third person incurred in connection with the acquisition of the Property which is the subject of such Disposition;

     9.25.  Post Amendment and Restatement Obligations. Borrower shall, and
            ------------------------------------------
shall cause each of the Subsidiaries to, as expeditiously as possible but in no event later than 30 days after the date of this Agreement, obtain and deliver to the Administrative Agent, (a) down date endorsements to existing title insurance policies, in form and substance satisfactory to the Administrative Agent, relating to all real property owned by the Borrower and/or any of its Subsidiaries as of the date hereof with respect to which Mortgages have been recorded, and (b) UCC-3 Financing Statement Terminations for filings described on Schedule 9.25 attached hereto.
   -------------

     Section 10.  Events of Default.
                  -----------------

     If one or more of the following events (herein called "Events of Default")
                                                            -----------------
shall occur and be continuing:

          (a) (i) Borrower shall default in the payment when due (whether at stated maturity, upon prepayment or repayment or acceleration or otherwise) of any principal of any Revolving Credit Loan or (ii) Borrower shall default in the payment when due of interest on any Revolving Credit Loan or any Reimbursement Obligation or any fee or any other amount payable by it hereunder or under any other Basic Document when due and such default under this clause (ii) shall have continued unremedied for five or more Business Days; or

          (b) Borrower or any Subsidiary (Borrower and such Subsidiaries herein collectively called the "Relevant Parties" and each, a "Relevant Party")
                              ----------------               --------------
     shall default in the payment when due of any principal of or interest on any of its Indebtedness (other than the Revolving Credit Loans) aggregating $10,000,000 or more, beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created, after giving effect to any consents or waivers relating thereto obtained before the expiration of any such period of grace; or any event specified in any note, agreement, indenture or other document evidencing or relating to any Indebtedness aggregating $10,000,000 or more if the effect of such event (after giving effect to any consents or waivers relating thereto obtained before the expiration of any such period of grace) is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity; or any Relevant Party shall default in the payment when due of any amount aggregating $500,000 or more under any Swap Contract; or any event specified in any Swap Contract shall occur if the effect of such event is to cause, or (with the giving of notice or the lapse of time or both) to permit, termination or liquidation payments aggregating $10,000,000 or more to become due; or

          (c) Any representation or warranty made or deemed made in any Basic Document (or in any modification or supplement thereto) by any Relevant Party, or in any certificate furnished to any Creditor pursuant to the provisions thereof, shall prove to have been false or misleading as of the time made, deemed made or furnished in any material respect; or

          (d) Any Obligor or any Subsidiary shall default in the performance of any of its obligations under any of Sections 9.05 through 9.25 (other than Section 9.14); or any Obligor or any Subsidiary shall default in the performance of any of its obligations under Section 9.14 and such default shall continue unremedied for 30 days or more after notice; or, until the Collateral Release Date, any obligor shall default in the performance of any of its obligations under Section 5.02 of the Security Agreement and such default shall continue unremedied for 10 days or more; or Borrower shall default in the performance of its obligations under Section 9.01(e) and such default shall continue unremedied for 10 Business Days or more after notice to Borrower; or any Obligor or any Subsidiary shall default in the performance of any of its other obligations in this Agreement, the Security Documents (until the Collateral Release Date) or the Letter of Credit Documents and such default shall continue unremedied for a period of thirty days or more after written notice thereof to such Obligor or Borrower by the Administrative Agent; or

          (e) Any Relevant Party shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

          (f) Any Relevant Party shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors,
     (iii) commence a voluntary case under the Bankruptcy Code (as now or hereafter in effect), (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (v) fail to controvert within 60 days or in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

          (g) A proceeding or case shall be commenced, without the application or consent of the affected Relevant Party, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such Relevant Party or of all or any substantial part of its assets, or
     (iii) similar relief in respect of such Relevant Party under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and either (1) such proceeding shall not be actively contested by such Relevant Party, or (2) such proceeding or case shall continue undismissed, undischarged or unbonded, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against any Relevant Party shall be entered in an involuntary case under the Bankruptcy Code; or

          (h) A final judgment or judgments for the payment of money in excess of $5,000,000 in the aggregate (exclusive of judgment amounts to the extent covered by insurance) shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction against any Relevant Party and the same shall not be discharged (or provision shall not be made for such discharge), vacated or bonded pending appeal, or a stay of execution thereof shall not be procured, within 45 days from the date of entry thereof and such Relevant Party shall not, within said period of 45 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

          (i) Any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $5,000,000 which it shall have become liable to pay under Title IV of ERISA; or Notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could reasonably be expected to cause one or more members of the ERISA Group to incur a payment obligation in excess of $5,000,000; or

          (j)  Any Change of Control;

          (k) Any Relevant Party shall default in the payment when due of any obligations in respect of the Trust Preferred Securities or the Subordinated Debt (other than a valid extension of any interest payment period with respect thereto), or any Relevant Party shall default in the performance of any agreement or instrument governing the Trust Preferred Securities or the Subordinated Debt or under which the Trust Preferred Securities or the Subordinated Debt are created or evidenced beyond any applicable grace period (or any event thereunder shall occur and be continuing), if the effect of such default or event is to permit or cause the holders of the Trust Preferred Securities or the Subordinated Debt (or trustee on behalf of any such holder) to (i) cause any obligation in respect of the Trust Preferred Securities or the Subordinated Debt to become due prior to its maturity date or the date otherwise established for such obligation to be satisfied, (ii) require any Relevant Party to prepay, purchase or redeem the Trust Preferred Securities or (iii) require any payment to be made under any guaranty of the Trust Preferred Securities or the Subordinated Debt.

          (l) Until the Collateral Release Date, any Security Document after delivery thereof at any time shall cease to be in full force and effect or shall for any reason fail to create or cease to maintain a valid and duly perfected first priority security interest in and Lien upon a material portion of the Collateral; or

          (m) Any Guarantee ceases to be in full force and effect or any of the Subsidiary Guarantors repudiates, or attempts to repudiate, any of its obligations under any of the Guarantees;

THEREUPON: (1) in the case of an Event of Default other than one referred to in clause (f) or (g) of this Section 10, the Administrative Agent may, and upon written direction of the Majority Lenders shall, by Notice to Borrower, terminate the Revolving Credit Commitments and/or declare the principal amount then outstanding of, and the accrued interest on, the Revolving Credit Loans, the Reimbursement Obligations and all other amounts payable by Borrower hereunder and under the

Notes (including any amounts payable under Section 5.05 or 5.06) to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest, notice of default, notice of acceleration, notice of intention to accelerate or other formalities of any kind, all of which are hereby expressly waived by Borrower, reduce any claim to judgment, take any other action permitted by law and/or take any action permitted to be taken by the Security Documents during the existence of an Event of Default; and (2) in the case of the occurrence of an Event of Default referred to in clause (f) or
(g) of this Section 10, the Revolving Credit Commitments shall automatically be terminated and the principal amount then outstanding of, and the accrued interest on, the Revolving Credit Loans, the Reimbursement Obligations and all other amounts payable by Borrower hereunder and under the Notes (including any amounts payable under Section 5.05 or 5.06) shall automatically become immediately due and payable without presentment, demand, protest, notice of default, notice of acceleration, notice of intention to accelerate or other formalities of any kind, all of which are hereby expressly waived by Borrower.

     In addition, Borrower agrees, upon the occurrence and during the continuance of any Event of Default if the Administrative Agent has declared the principal amount then outstanding of, and accrued interest on, the Revolving Credit Loans, and all other amounts payable to the Lenders hereunder and under the Notes evidencing such Revolving Credit Loans to be due and payable, it may and shall, if requested by the Majority Lenders through the Administrative Agent (and, in the case of any Event of Default referred to in clause (f) or (g) of this Section 10 with respect to any Relevant Party, forthwith, without any demand or the taking of any other action by the Administrative Agent or such Lenders) provide cover for the Letter of Credit Liabilities by paying to the Administrative Agent immediately available funds in an amount equal to the then aggregate undrawn face amount of all Letters of Credit, which funds shall be held by the Administrative Agent in the Collateral Account as collateral security in the first instance for the Letter of Credit Liabilities and be subject to withdrawal only as provided in the Security Agreement (or such other agreement evidencing the Collateral Account).

     Section 11.  The Administrative Agent.
                  ------------------------

     11.01  Appointment, Powers and Immunities. Each Lender hereby appoints and
            ----------------------------------
authorizes the Administrative Agent to act as its agent under the Basic Documents with such powers as are specifically delegated to the Administrative Agent by their terms, together with such other powers as are reasonably incidental thereto. The Administrative Agent (which term as used in this sentence and in Section 11.05 and the first sentence of Section 11.06 shall include reference to its Affiliates and its own and its Affiliates' officers, directors, employees, attorneys and agents):

            (a) shall not have any duties or responsibilities except those expressly set forth in the Basic Documents, and shall not by reason of any Basic Document or the performance of its duties thereunder be a trustee or fiduciary for any Lender or any Obligor;

            (b) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in any Basic Document, or in any certificate or other document referred to or provided for in, or received by any of them under, any Basic

     Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any Basic Document or any other document referred to or provided for herein or therein or for any failure by Borrower or any other Person to perform any of its obligations thereunder;

            (c) shall not, except to the extent expressly instructed pursuant to the provisions of this Agreement by the Majority Lenders with respect to collateral security under the Security Documents, be required to initiate or conduct any litigation or collection proceedings under any Basic Document;

            (d) shall not be responsible or liable to any Lender for any action taken or omitted to be taken by it hereunder or under any other Basic Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct;

            (e) in performing its functions and duties under the Credit Documents, shall not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for any Obligor, other than with respect to the Register, (it being understood that the provisions of this Section 11 are solely for the benefit of the Creditors, and no Obligor shall have any rights as a third-party beneficiary of any of the provisions hereof); or

            (f) shall not be under any obligation to take any action hereunder or under any other Basic Document if the Administrative Agent determines that taking such action may conflict with any law or any provision of any Basic Document, or may require the Administrative Agent to qualify to do business in any jurisdiction where it is not then so qualified.

The Administrative Agent may employ and consult with agents, attorneys-in-fact, independent Public accountants, attorneys, and other experts and consultants selected by it, and shall not be responsible or liable for the negligence, gross negligence or misconduct of any such Person reasonably selected. The Administrative Agent shall not be responsible or liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants, experts or other advisor. The Administrative Agent may deem and treat the payee of a Note as the holder thereof for all purposes hereof unless and until a notice of the assignment or transfer thereof shall have been filed with the Administrative Agent, together with any necessary consents required by Section 12.06. The Syndication Agent and the Documentation Agent, as such, shall not have any independent duties or obligations under any Basic Document.

     11.02  Reliance by Administrative Agent. The Administrative Agent shall be
            --------------------------------
entitled to rely upon any certification, Notice or other communication (including any thereof by telephone, telecopy, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons. As to any matters not expressly provided for by this Agreement or any other Basic Document, the Administrative Agent shall in all cases be fully protected insofar as the Lenders are concerned in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Majority Lenders or, if provided herein, in accordance with the instructions given by the Majority Lenders or all of the Lenders as is required in such circumstance, and such instructions of such Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders; provided, however , that the Administrative Agent shall not be required to take
--------  -------
any action which exposes the Administrative Agent to any responsibility or liability or which is contrary to any Basic Document or applicable law.

     11.03  Defaults. The Administrative Agent shall not be deemed to have
            --------
knowledge or notice of the occurrence of a Default unless the Administrative Agent has received notice from a Lender or Borrower specifying such Default and stating that such notice is a "Notice of Default" under this Agreement or another Basic Document. In the event that the Administrative Agent receives such a notice of the occurrence of a Default, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall (subject to Sections 11.01, 11.02, 11.07, 12.03 and 12.04) take such action with respect to such Default as shall be directed by the Majority Lenders; provided, however,
                                                           --------  -------
that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Lenders.

     11.04  Rights as a Lender.  With respect to its Revolving Credit
            ------------------
Commitments and the Revolving Credit Loans made by it, Chase (and any successor acting as Administrative Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include Chase in its individual capacity. Chase (and any successor acting as Administrative Agent) and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, act as trustee under indentures of, provide merchant banking services to, own securities of, make investments in and generally engage in any kind of banking, trust or other business with the Obligors (and any of their Subsidiaries or Affiliates) as if it were not acting as the Administrative Agent, and Chase (and any such successor) and its Affiliates may accept fees and other consideration from the Obligors for services in connection with this Agreement or otherwise without having to account for the same to the Lenders. Each Lender acknowledges the potential conflict of interest between Chase (i) as a Lender which may hold disproportionate interests in the various Revolving Credit Commitments and/or Revolving Credit Loans and (ii) as the Administrative Agent under this Agreement and each Lender expressly consents to, and waives any claim based upon, such potential conflicts of interest.

     11.05  Indemnification.  Each Lender agrees to indemnify and hold harmless
            ---------------
the Administrative Agent (to the extent not promptly reimbursed under Section 12.03, but without limiting the obligations of Borrower under Section 12.03), ratably in accordance with the aggregate principal amount of the Revolving Credit Loans and Reimbursement Obligations held by the Lenders (or, if no Revolving Credit Loans or Reimbursement Obligations are at the time outstanding, ratably in accordance with their respective Revolving Credit Commitments), for any and all liabilities (including pursuant to any Environmental Law), obligations, losses, damages, penalties, actions, judgments, deficiencies, suits, costs, expenses (including reasonable attorney's fees) or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Administrative Agent (including by any Lender) arising out of or by reason of any investigation in or in any way relating to or arising out of any Basic Document or any other documents contemplated by or referred to therein for any action taken or omitted to be taken by the Administrative Agent under or in respect of any of the Basic Documents or other such documents or the transactions contemplated thereby (including the costs and expenses that Borrower is obligated to pay under Section 12.03, and including also any payments under any indemnity that the Administrative Agent is required to issue to any Lender referred to in Section 4.01(c) of the Security Agreement, or to any bank referred to in Section 4.02 of the Security Agreement to which remittances in respect of Accounts, as defined therein, are to be made, but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents; provided, however, that no Lender shall be liable for
                          --------  -------
any of the foregoing to the extent they are determined by a court of competent jurisdiction in a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of the party to be indemnified. The agreements set forth in this Section 11.05 shall survive the payment of all Revolving Credit Loans and other obligations hereunder and shall be in addition to and not in lieu of any other indemnification agreements contained in any other Basic Document.

     11.06  Non-Reliance on Administrative Agent and Other Lenders.  Each Lender
            ------------------------------------------------------
agrees that it has, independently and without reliance on any other Creditor, and based on such documents and information as it has deemed appropriate, made its own credit analysis of Borrower and the subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon any other Creditor, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under any Basic Document. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by any Obligor of any of the Basic Documents or any other document referred to or provided for therein or to inspect the Properties or books of Borrower or any Subsidiary. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder or under the Security Documents, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of Borrower or any Subsidiary (or any of their Affiliates) that may come into the possession of the Administrative Agent or any of its Affiliates.

     11.07  Failure to Act.  The Administrative Agent shall in all cases be
            --------------
fully justified in failing or refusing to act under any Basic Document unless it shall receive further assurances to its satisfaction from the Lenders of their indemnification obligations under Section 11.05 against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. In addition, the Administrative Agent shall have no obligation whatsoever for any action which it reasonably and in good faith believes may violate applicable law.

     11.08  Resignation or Removal of Administrative Agent.  Subject to the
            ----------------------------------------------
appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving 30 days' notice thereof to the Lenders and Borrower, and the Administrative Agent may be removed at any time with or without cause by the Majority Lenders, with the consent of Borrower (not to be unreasonably withheld or delayed) absent an Event of Default existing at such time (the determination of Majority Lenders for purposes of this Section 11.08 to be made without reference to any Revolving Credit Commitments, Revolving Credit Loans or Letter of Credit Liabilities held by the Administrative Agent). Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from all of its duties, liabilities and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Section 11, Section 12.03 and all other similar provisions shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent.

     11.09  Consents Under Other Basic Documents.  Except as otherwise provided
            ------------------------------------
in Section 12.04 with respect to this Agreement and the other Basic Documents, the Administrative Agent may, with the prior consent of the Majority Lenders (but not otherwise), consent to any modification, supplement, or waiver under any of the other Basic Documents.

     11.10.  Collateral Sub-Agents.   Each Lender by its execution and delivery
             ---------------------
of this Agreement agrees, as contemplated by Section 4.03 of the Security Agreement, that, in the event it shall hold any Permitted Investments referred to therein, such Permitted Investments shall be held in the name and under the control of such Lender, and such Lender shall hold such Permitted Investments as a collateral sub-agent for the Administrative Agent thereunder. Borrower by its execution and delivery of this Agreement hereby consents to the foregoing.

     11.11.  Exculpatory Provisions.  Neither the Administrative Agent nor any
             ----------------------
of its officers, directors, employees, representatives, agents, attorneys-in-fact or Affiliates shall be (i) liable to any Lender for any waiver, consent or approval given or any action taken or omitted to be taken by such Person under or in connection with any Basic Document or be responsible for the consequences of any oversight or error in judgment by such Person whatsoever, except to the extent that such action, omission, oversight or error in judgment is determined by a court of competent jurisdiction in a final non-appealable judgment to have resulted solely from such Person's own gross negligence or bad faith or (ii) responsible in any manner to any Lender for the effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of any Basic Document or for any representations, warranties, recitals or statements made therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection therewith furnished or made by the Administrative Agent to the Lenders or by or on behalf of any Obligor or any of their respective officers to any Creditor.

     Section 12.  Miscellaneous.
                  -------------

     12.01  Waiver.  No failure on the part of any Creditor to exercise and no
            ------
delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Basic Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any Basic Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

     12.02  Notices.  All notices, requests and other communications provided
            -------
for herein and under the Security Documents (including any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including by facsimile) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof; or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by facsimile or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

     12.03  Expenses, Etc.  The Obligors, jointly and severally, agree: (a) to
            -------------
pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses (including the reasonable fees and expenses of legal counsel) in connection with (i) the negotiation, preparation, execution and delivery of the Basic Documents and the extension of credit hereunder and (ii) the negotiation or preparation of any modification, supplement or waiver of any of the terms of any Basic Document, including this Agreement as amended and restated on the date hereof (whether or not consummated or effective); (b) to pay or reimburse each of the Lenders and the Administrative Agent for all reasonable out-of-pocket costs and expenses of the Lenders and the Administrative Agent (including the reasonable fees and expenses of legal counsel) in connection with (i) any Default and any enforcement or collection proceedings resulting therefrom, including all manner of participation in or other involvement with (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (ii) the enforcement of this Section 12.03; and (c) to pay or reimburse each of the Lenders and the Administrative Agent for all costs, expenses, taxes (except for Oklahoma mortgage recording tax), assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by any Basic Document or any other document referred to therein.

     The Obligors, jointly and severally, hereby agree to indemnify each Creditor and their respective Affiliates, directors, trustees, officers, employees and agents (each, an "Indemnitee") from, and hold each of them
                                ----------
harmless against, and that no Indemnitee will have any liability for, any and all Losses incurred by any of them (including any and all Losses incurred by the Administrative Agent, or the Issuing Lender to any Lender, whether or not any Creditor is a party thereto) directly or indirectly arising out of or by reason of or relating to the negotiation, execution, delivery, performance, administration or enforcement of any Basic Document, any of the transactions contemplated by the Basic Documents, any breach by any Obligor of any representation, warranty, covenant or other agreement contained in any of the Basic Documents, the use or proposed use of any of the Revolving Credit Loans or Letters of Credit or the use of any collateral security for the Revolving Credit Loans (including the exercise by any Creditor of the rights and remedies or any power of attorney with respect thereto and any action or inaction in respect thereof), but excluding any such Losses to the extent finally determined to have arisen from the gross negligence or willful misconduct of the Indemnitee. Without limiting the generality of the foregoing, the Obligors, jointly and severally, will indemnify each Creditor and each other Indemnitee from, and hold each Creditor and each other Indemnitee harmless against, any Losses described in the preceding sentence arising under any Environmental Law as a result of (A) the past, present or future operations of Borrower or any Subsidiary (or any predecessor in interest to Borrower or any Subsidiary), (B) the past, present or future condition of any site or facility owned, operated or leased at any time by Borrower or any Subsidiary (or any such predecessor in interest), or (C) any Release or threatened Release of any Hazardous Materials at or from any such site or facility, including any such Release or threatened Release that shall occur during any period when any Creditor shall be in possession of any such site or facility following the exercise by such Creditor of any of its rights and remedies hereunder or under any of the Security Documents; provided, however, that the indemnity hereunder
                               --------  -------
shall be subject to the exclusions from indemnification set forth in the preceding sentence. In case any action is brought against any Indemnitee relating to Losses arising under any Environmental Law as contemplated by the preceding sentence, Borrower will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnitee; provided, however, that if (i) the use of
                                 --------  -------
counsel chosen by Borrower to represent the Indemnitee would present such counsel with a conflict of interest, (ii) the defendants in any such action include both the Indemnitee and any Obligor and the Indemnitee shall have been advised by counsel that there may be one or more legal defenses available to it and/or other Indemnitees that are different from or additional to those available to any Obligor, or (iii) Borrower shall not have employed counsel reasonably satisfactory to the Indemnitee to represent the Indemnitee within a reasonable time after receipt by the Obligors of notice of the institution of such action, then, in each such case, Borrower shall not have the right to assume the defense of such action on behalf of such Indemnitee and such Indemnitee shall have the right to select separate counsel to defend such action on behalf of such Indemnitee at the expense of Borrower.

     To the extent that the undertaking to indemnify and hold harmless set forth in this Section 12.03 or any other provision of any Basic Document providing for indemnification is unenforceable because it is violative of any law or public policy or otherwise, the Obligors, jointly and severally, shall contribute the maximum portion that each of them is permitted to pay and satisfy under applicable law to the payment and satisfaction of all indemnified liabilities incurred by any of the Persons indemnified hereunder.

     The Obligors also agree that no Indemnitee shall have any liability (whether direct or indirect, in contract or tort or otherwise) for any Losses to any Obligor or any Obligor's security holders or creditors resulting from, arising out of, in any way related to or by reason of any matter referred to in any indemnification or expense reimbursement provisions set forth in this Agreement or any other Basic Document, except to the extent that any Loss is determined by a court of competent jurisdiction in a final nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

     The Obligors agree that, without the prior written consent of the Administrative Agent and the Majority Lenders, no Obligor will settle, compromise or consent to the entry of any judgment in any pending or threatened Proceeding in respect of which indemnification is reasonably likely to be sought under the indemnification provisions of this Section 12.03 (whether or not any Indemnitee is an actual or potential party to such Proceeding), unless such settlement, compromise or consent includes an unconditional written release of each Indemnitee from all liability arising out of such Proceeding and does not include any statement as to an admission of fault, culpability or failure to act by or on behalf of any Indemnitee and does not involve any payment of money or other value by any Indemnitee or any injunctive relief or factual findings or stipulations binding on any Indemnitee.

     12.04  Amendments, Etc.
            ----------------

               (i) Any provision of this Agreement or any other Basic Document may be amended, modified or supplemented by an instrument in writing signed by the Obligors and the Majority Lenders, or by the Obligors and the Administrative Agent acting with the written consent of the Majority Lenders, and any provision of this Agreement may be waived by an instrument in writing signed by the Obligors and the Majority Lenders, or by the Obligors and the Administrative Agent acting with the written consent of the Majority Lenders and Borrower; provided,
                                                                    --------
          however, that:
          -------

                    (a) no amendment, modification, supplement or waiver shall, unless by an instrument signed by all of the Lenders or by the Administrative Agent acting with the written consent of each Lender (with Obligations directly affected in the case of clause
               (I)): (I) extend the scheduled final maturity of any Revolving Credit Loan or Note, or extend the stated expiration date of any Letter of Credit beyond the Revolving Credit Commitment Termination Date, or reduce the rate of interest (other than any waiver of any increase in the interest rate applicable to any of the Revolving Credit Loans pursuant to Section 3.02 as a result of the applicability of the Post Default Rate) or fees thereon, or extend the time of payment of interest or fees thereon, or reduce the principal amount thereof, (II) extend the final maturity of any of the Revolving Credit Commitments (or reinstate any

               Revolving Credit Commitment terminated pursuant to Section 10),
               (III) change the currency in which any Obligation is payable,
               (IV) amend the terms of this Section 12.04 or Sections 4.07, 5 or 11.09, (V) reduce the percentages specified in the definition of the term "Majority Lenders" or amend any provision of any Credit Document requiring the consent of all the Lenders or modify in any other manner the number or percentage of the Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof (it being understood that, with the consent of the Majority Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Majority Lenders without notice to or consent of any other Lender or the Administrative Agent on substantially the same basis as the Revolving Credit Commitments (and related extensions of credit) are included on the date hereof), (VI) release any Guarantor from its obligations under Section 6 (unless permitted by this Agreement), (VII) consent to the assignment or transfer by any Obligor of any of its rights and obligations under any Basic Document, (VIII) release all or substantially all the Collateral or terminate the Lien under any Basic Document in respect of all or substantially all the Collateral (except as permitted by the Basic Documents including Section 12.16 hereof) or agree to additional obligations (other than the Obligations) being secured by the Collateral, or (IX) amend Section 12.03 or any other indemnification and expense reimbursement provision set forth in any Basic Document;

                    (b) no such amendment, modification, supplement or waiver
               shall increase the Revolving Credit Commitment of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that amendments, modifications or waivers of conditions precedent, covenants, Default or Events of Default shall not constitute an increase of the Revolving Credit Commitment of any Lender);

                    (c) any modification or supplement of or waiver with respect to Section 11 which affects the Administrative Agent in its capacity as such shall require the consent of the Administrative Agent;

                    (d) no consent of any Lender need be obtained and the Administrative Agent is hereby authorized, to release any Lien securing the Obligations on Property which is the subject of any Disposition permitted by this Agreement and the other Basic Documents; and

                    (e) no amendment, modification or waiver shall affect the
               rights or duties of the Issuing Lender in its capacity as such or alter the obligation of any Lender pursuant to Section 2.03(e) or 2.03(f) without the consent of the Issuing Lender.

               (ii) If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by Section 12.04(i)(a) (other than clause (I) of such section), the consent of the Majority Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then Borrower shall have the right to replace each such non-consenting Lender or Lenders (so long as all non-consenting Lenders are so replaced) with one or more Replacement Lenders pursuant to Section 2.11 so long as at the time of such replacement, each such Replacement Lender consents to the proposed change, waiver, discharge or termination; provided, however, that Borrower shall not have the
                          --------  -------
          right to replace a Lender solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) pursuant to clause (I) of Section 12.04(i)(a).

     12.05  Successors and Assigns.  This Agreement shall be binding upon and
            ----------------------
inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     12.06  Assignments and Participations.
            ------------------------------

          (a) No Obligor may assign its respective rights or obligations hereunder or under the Notes without the prior consent of all of the Lenders.

          (b) Each Lender may assign to any Eligible Person any of its Revolving Credit Loans, its Notes, its Letter of Credit Interests and its Revolving Credit Commitments (but only with the consent (which shall not be unreasonably withheld or delayed) of Borrower, the Administrative Agent and the Issuing Lender); provided, however, that (i) no such consent by
                          --------  -------
     Borrower, the Issuing Lender or the Administrative Agent shall be required in the case of any assignment to another Lender or to any Lender's Affiliate (in which case, the assignee and assignor Lenders shall give notice of the assignment to the Administrative Agent), and no consent of Borrower need be obtained if any Default or Event of Default shall have occurred and be continuing; (ii) except with respect to any assignment pursuant to Section 2.11, any such assignment (other than to a Lender or any Lender's Affiliate) shall be in an aggregate amount at least equal to $5,000,000 (unless Borrower and the Administrative Agent otherwise agree) (or, if less, the full amount of such assigning Lender's Revolving Credit Loans, Letter of Credit Interests and Revolving Credit Commitments); (iii) each such assignment by a Lender of its Revolving Credit Loans, Note, Letter of Credit Interests and Revolving Credit Commitment shall be made in such manner so that the same portion of its Revolving Credit Loans, Note, Letter of Credit Interests and Revolving Credit Commitment is assigned to the respective assignee; and (iv) in no event may any such assignment be made to any Obligor or any of its Affiliates. Upon execution and delivery by the assignee to Borrower and the Administrative Agent of an instrument in writing substantially in the form of Exhibit F, and upon consent thereto
                                             ---------
     by Borrower, the Administrative Agent and the Issuing Lender to the extent required above, the assignee shall have, to the extent of such assignment (unless otherwise provided in such assignment with the consent of the Administrative Agent), the obligations, rights and benefits of a Lender hereunder holding the

     Revolving Credit Commitment(s), Revolving Credit Loans (or portions thereof) and Letter of Credit Interests assigned to it (in addition to the Revolving Credit Commitment(s), Letter of Credit Interests and Revolving Credit Loans, if any, theretofore held by such assignee) and the assigning Lender shall, to the extent of such assignment, be released from the Revolving Credit Commitment(s) (or portion(s) thereof) so assigned. At the time of each assignment pursuant to this Section 12.06(b) to a Person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(3) of the Code) for Federal income tax purposes, the respective assignee Lender shall provide to Borrower and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable, a Section 5.06 Certificate) described in
     Section 5.06(b). Upon any such assignment the assignee Lender shall pay a fee of $3,500 to the Administrative Agent.

          (c) A Lender may sell or agree to sell to one or more other Eligible Persons a participation in all or any part of the Revolving Credit Loans and Letter of Credit Interests held by it, or in its Revolving Credit Commitments, in which event each purchaser of a participation (a "Participant") shall be entitled to the rights and benefits of the
     ------------
     provisions of Section 5 (provided, however, that no Participant shall be
                              --------  -------
     entitled to receive any greater amount pursuant to Section 5 than the transferor Lender would have been entitled to receive in respect of the participation effected by such transferor Lender had no participation occurred) with respect to its participation in such Revolving Credit Loans, Letter of Credit Interests and Revolving Credit Commitments as if such Participant were a "Lender" for purposes of said Section, but, except as otherwise provided in Section 4.07(c), shall not have any other rights or benefits under this Agreement or any Note or any other Basic Document (the Participant's rights against such Lender in respect of such participation to be those set forth in the agreements executed by such Lender in favor of the Participant). All amounts payable by Borrower to any Lender under
     Section 5 in respect of Revolving Credit Loans, Letter of Credit Interests and its Revolving Credit Commitments, shall be determined as if such Lender had not sold or agreed to sell any participation in such Revolving Credit Loans, Letter of Credit Interests and Revolving Credit Commitments, and as if such Lender were funding each of such Revolving Credit Loans, Letter of Credit Interests and Revolving Credit Commitments in the same way that it is funding the portion of such Revolving Credit Loan, Letter of Credit Interests and Revolving Credit Commitments in which no participations have been sold. In no event shall a Lender that sells a participation agree with the Participant to take or refrain from taking any action hereunder or under any other Basic Document, except that such Lender may agree with the Participant that it will not, without the consent of the Participant, agree to (i) increase or extend the final maturity, or extend the time or waive any requirement for the reduction or termination, of such Lender's related Revolving Credit Commitment (it being understood that no Lender shall agree that a waiver of any condition precedent, covenant or Event of Default or Default requires such consent), (ii) extend the date fixed for any reduction of Revolving Credit Commitments or interest on the related Revolving Credit Loan or Reimbursement Obligations or any portion of any fee hereunder payable to the Participant (through the subject Lender),
     (iii) reduce the amount of any such reduction of Revolving Credit Commitments, (iv) reduce the rate at which interest is payable thereon (other than as a result of waiving applicability of any post-default increase in interest rates), or any fee hereunder payable to the Participant (through the subject Lender), to a level below the rate at which the Participant is entitled to receive such interest or fee, (v) release any Subsidiary Guarantor from its obligations under Section 6 (unless permitted by this Agreement), or (vi) release all or substantially all of the collateral securing the Obligations (except as permitted by the Basic Documents, including Section 12.15 hereof).

          (d) In addition to the assignments and participations permitted under the foregoing provisions of this Section 12.06, any Lender may assign and pledge all or any portion of its Revolving Credit Loans and its Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A and any operating Circular issued by such Federal Reserve Bank and, in the case of a Lender that is an investment fund, any such Lender may assign or pledge any portion of its Revolving Credit Loans and its Notes to its trustee in support of its obligations to its trustee, without notice to or consent of Borrower and the Administrative Agent. No such assignment shall release the assigning Lender from its obligations hereunder.

          (e) A Lender may furnish any information concerning Borrower or any Subsidiary in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants) subject, however, to the provisions of Section 12.11. In addition, the Administrative Agent may furnish any information concerning any Obligor or any of its Affiliates in the Administrative Agent's possession to any Affiliate of the Administrative Agent. The Obligors shall assist any Lender in effectuating any assignment or participation pursuant to this
     Section 12.06 (including during syndication) in whatever manner such Lender reasonably deems necessary, including the participation in meetings with prospective transferees.

          (f) Anything in this Section 12.06 to the contrary notwithstanding, no Lender may assign or participate any interest in any Revolving Credit Loan or Reimbursement Obligation or Revolving Credit Commitment held by it hereunder to any Obligor or any of its Affiliates or Subsidiaries without the prior written consent of each Lender.

     12.07  Survival.  The obligations of the Obligors under Sections 5.01,
            --------
5.05, 5.06 and 12.03, the obligations of each Subsidiary Guarantor under Section 6.03, and the obligations of the Lenders under Sections 5.06 and 11.05, shall survive the repayment of the Revolving Credit Loans and Reimbursement Obligations and the termination of the Revolving Credit Commitments and, in the case of any Lender that may assign any interest in its Revolving Credit Commitments, Revolving Credit Loans or Letter of Credit Interest hereunder, shall (to the extent relating to such time as it was a Lender) survive the making of such assignment, notwithstanding that such assigning Lender may cease to be a "Lender" hereunder. In addition, each representation and warranty made, or deemed to be made by a notice of any extension of credit, herein or pursuant hereto shall survive the execution and delivery of this Agreement and the Notes and the making of any extension of credit hereunder.

     12.08  Captions.  The table of contents and captions and section headings
            --------
appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

     12.09  Counterparts.  This Agreement may be executed in any number of
            ------------
counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

     12.10.  Governing Law; Submission to Jurisdiction; Waivers; Etc.
             --------------------------------------------------------
Notwithstanding anything in any Basic Document to the contrary, from the date of this Agreement each Basic Document shall be governed by, and construed in accordance with, the law of the State of Texas to the same extent as such Basic Documents have heretofore been governed by the law of the State of New York, without regard to the principles of conflicts of laws thereof. Each Obligor hereby irrevocably and unconditionally: (a) submits for itself and its property in any Proceeding relating to any Basic Document to which it is a party or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of Texas, the courts of the United States of America for the Northern District of Texas, Dallas Division, and appellate courts from any thereof; (b) consents that any such Proceeding may be brought in such courts and waives trial by jury and any objection that it may now or hereafter have to the venue of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (c) agrees that service of process in any such Proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to Borrower at its address set forth in Section 12.02 or at such other address of which the Administrative Agent shall have been notified pursuant thereto; and
(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

     12.11.  Confidentiality.  Each Creditor agrees to take normal and
             ---------------
reasonable precautions to maintain the confidentiality of information designated in writing as confidential and provided to it by Borrower or any Subsidiary in connection with this Agreement; provided, however, that any Creditor may
                                --------  -------
disclose such information (a) at the request of any bank regulatory authority or the NAIC or in connection with an examination of such Creditor by any such authority or the NAIC, (b) pursuant to subpoena or other court process, (c) when required to do so in accordance with the provisions of any applicable law, (d) at the discretion of any other Governmental Authority, (e) to such Creditor's Affiliates, independent auditors and other professional advisors or (f) to any transferee or potential transferee; provided, however, that such transferee
                                    --------  -------
agrees to comply with the provisions of this Section 12.11.

     12.12.  Independence of Representations, Warranties and Covenants.  The
             ---------------------------------------------------------
representations, warranties and covenants contained herein shall be independent of each other and no exception to any representation, warranty or covenant shall be deemed to be an exception to any other representation, warranty or covenant contained herein unless expressly provided, nor shall any such exception be deemed to permit any action or omission that would be in contravention of applicable law.

     12.13.  Severability.  Wherever possible, each provision of this Agreement
             ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

     12.14.  Entirety.  The Basic Documents represent the final agreement
             --------
between Borrower, Subsidiary Guarantors, Lenders, and Administrative Agent and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

     12.15.  Acknowledgments.  The Obligors hereby acknowledge that: (a) each of
             ---------------
them has been advised by counsel in connection with the negotiation, execution and delivery of the Basic Documents; (b) no Creditor has any fiduciary or similar relationships to any Obligor pursuant to the Basic Documents and the relationship pursuant to the Basic Documents between the creditors on the one hand, and the Obligors, on the other hand, is solely that of debtor and creditor; and (c) no joint venture exists among the Creditors or among the Obligors and the Creditors.

     12.16.  Release of Collateral.  If (i) the Investment Grade Date has
             ---------------------
occurred, or (ii) at all times during any six consecutive fiscal quarters of Borrower, (A) the Leverage Ratio is less than 2.50:1.00 and (B) the Debt to Capitalization Ratio is less than 0.40:1.00, then the Administrative Agent shall, at the request and sole expense of Borrower, take any action and execute all documents and instruments to effect the release of the Lien of the Basic Documents on the Collateral (the date of such release, the "Collateral Release
                                                            ------------------
Date").  For purposes of this Section 12.16, "Total Debt" (as used in the
----                          -------------
definitions of Leverage Ratio and Debt to Capitalization Ratio) shall include the Subordinated Debt.

     12.17.  Security Documents, Etc.
             ------------------------

          (a) The parties hereto hereby acknowledge that the definition of Secured Obligations under any of the Security Documents includes all obligations of any Obligor pursuant to Swap Contracts to which such Obligor is a party with any Lender or Affiliate of any Lender, and the definition of Secured Parties under any of the Security Documents includes any Lender or Affiliate of any Lender who is a party to such Swap Contracts.

          (b) Upon the consummation of any Acquisition, the annexes to the Security Agreement shall be modified, pursuant to the Joinder Agreement executed in connection therewith by adding thereto all the additional property (including capital stock and other ownership interests) to be pledged in connection with such Acquisition.

           [The remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.

                              IMCO RECYCLING INC.


                              By:   /s/ James B. Walburg
                                ---------------------------------
                                 Name:  James B. Walburg
                                 Title: Senior Vice President

                              Address for Notices:

                                    5215 North O'Connor Blvd.
                                    Suite 940
                                    Irving, TX 75039

                              Attention: James B. Walburg

                              Telecopier No.: (972) 401-7342

                              Telephone No.:  (972) 401-7351

                                             IMCO INVESTMENT COMPANY
                                             IMCO RECYCLING OF INDIANA INC.
                                             IMCO ENERGY CORP.
                                             IMCO RECYCLING OF ILLINOIS INC.
                                             ALCHEM ALUMINUM, INC.
                                             IMCO RECYCLING OF MICHIGAN, L.L.C.
                                             PITTSBURG ALUMINUM, INC.
                                             INTERAMERICAN ZINC, INC.
                                             IMCO RECYCLING OF CALIFORNIA, INC.
                                             IMCO INTERNATIONAL, INC.
                                             IMCO RECYCLING OF OHIO INC.
                                             IMSAMET, INC.
                                             IMCO RECYCLING OF IDAHO, INC.
                                             IMCO RECYCLING OF UTAH, INC.
                                             ROCK CREEK ALUMINUM, INC.
                                             U.S. ZINC CORPORATION
                                             GULF REDUCTION CORPORATION
                                             MIDWEST ZINC CORPORATION
                                             WESTERN ZINC CORPORATION
                                             METALCHEM, INC.
                                             U.S. ZINC EXPORT CORPORATION
                                             ALCHEM ALUMINUM SHELBYVILLE, INC.
                                             B & F METALS, INC.


                                             By: /s/ James B. Walburg
                                                --------------------------------
                                             Name:  James B. Walburg
                                             Title: Vice President of each of
                                                    the above-named entities


                                             Address for Notices:

                                             See Schedule 8.14
                                                 -------------

                                             Attention: See Schedule 8.14
                                                            -------------

                                             Telecopier No.: See Schedule 8.14
                                                                 -------------

                                             Telephone No.:  See Schedule 8.14
                                                                 -------------

                                   IMCO INDIANA PARTNERSHIP L.P.

                                   By  IMCO Energy Corp., its General Partner


                                   By: /s/ James B. Walburg
                                      ------------------------------------------
                                      Name:  James B. Walburg
                                      Title: Vice President

                                   Address for Notices:

                                   See Schedule 8.14
                                       -------------

                                   Attention: See Schedule 8.14
                                                  -------------

                                   Telecopier No.: See Schedule 8.14
                                                       -------------

                                   Telephone No.:  See Schedule 8.14
                                                       -------------

                                   IMCO MANAGEMENT PARTNERSHIP, L.P.

                                   By  IMCO Recycling, Inc., its General


                                   By: /s/ James B. Walburg
                                      -----------------------------------------
                                      Name:  James B. Walburg
                                      Title: Senior Vice President

                                   Address for Notices:

                                   See Schedule 8.14
                                       -------------

                                   Attention: See Schedule 8.14
                                                  -------------

                                   Telecopier No.:  See Schedule 8.14
                                                        -------------

                                   Telephone No.:       See Schedule 8.14
                                                            -------------

                              CHASE BANK OF TEXAS,
                              NATIONAL ASSOCIATION,
                              as Administrative Agent


                              By: /s/ Mae K. Reeves
                                 -----------------------------
                                  Mae K. Reeves
                                  Vice President

                              Address for Notices:

                                   Chase Bank of Texas, National Association
                                   2200 Ross Avenue, 3rd Floor
                                   Dallas, Texas 75201
                                   Attention: Mae K. Reeves

                                   Telecopier No.: (214) 965-2990

                                   Telephone No.:  (214) 965-2159

                              With Copies of Borrowing Notices To:

                                   The Chase Manhattan Bank
                                   Agency Services
                                   One Chase Manhattan Plaza
                                   8th Floor
                                   New York, New York 10081
                                   Attention: Muniram Appanna

                                   Telecopier No.: (212) 552-7490

                                   Telephone No.:  (212) 552-7943

                              Wiring Instructions:

                              Chase Bank of Texas, National Association
                              ABA #: 133 000 609
                              For Account Number: 0010 144 7481

                              Attention: Muniram Appanna,
                                         Agency Services
                              Reference: IMCO Recycling

                                   BANK OF AMERICA, N.A.,
                                        As Syndication Agent


                                   By: /s/ Suzanne B. Smith
                                      -----------------------------
                                       Name:  Suzanne B. Smith
                                       Title: Principal

                                   Address for Notices:

                                        Bank of America, N.A.
                                        Corporate Credit Services
                                        P.O. Box 831000
                                        Dallas, TX 75283-1000

                                   Attention: Kajal Patel

                                   Telecopier No.: (214) 290-9419

                                   Telephone No.:  (214) 209-0993

                                   LENDERS
                                   -------

                                   CHASE BANK OF TEXAS, NATIONAL
                                   ASSOCIATION, as a Lender


                                   By: /s/ Mae K. Reeves
                                      -------------------------
                                       Name:  Mae K. Reeves
                                       Title: Vice President


                                   Address for Notices:

                                   Address: 2200 Ross Avenue, 3rd Floor
                                            Dallas, Texas  75201
                                   Fax No.: (214) 965-2990
                                   Telephone No.: (214) 965-2159
                                   Attention: Mae K. Reeves

                                   Wiring Instructions:

                                   Chase Bank of Texas, National Association
                                   ABA #: 113000609
                                   For Account Number: 0010-038-1673

                                   Attention: Payment Processing

                                   Reference: IMCO Recycling

                                   BANK OF AMERICA, N.A., as a Lender


                                   By: /s/ Suzanne B. Smith
                                      ------------------------------------------
                                      Name:  Suzanne B. Smith
                                      Title: Principal

                                   Address for Notices:

                                        Bank of America, N.A.
                                        Corporate Credit Services
                                        P.O. Box 831000
                                        Dallas, TX 75283-1000

                                   Attention: Kajal Patel

                                   Telecopier No.: (214) 290-9419

                                   Telephone No.:  (214) 209-0993

                                   Wiring Instructions:

                                   Bank of America, N.A.
                                   ABA #: 111000012
                                   For Account Number: 1292000883

                                   Attention: Kajal Patel

                                   Reference: IMCO Recycling, Inc.

                                   MERRILL LYNCH CAPITAL CORPORATION
                                   as a Lender


                                   By: /s/ Carol J. E. Feeley
                                      ------------------------------------------
                                       Name:  Carol J. E. Feeley
                                       Title: Vice President

                                   Lending Office for all Revolving Credit
                                    Loans:

                                        World Financial Center
                                             c/o Merrill Lynch & Co.
                                        North Tower - 7th Floor
                                        250 Vesey Street
                                        New York, New York 10281-1307

                                   Address for Notices:

                                        World Financial Center
                                             c/o Merrill Lynch & Co.
                                        South Tower
                                        225 Liberty Street
                                        New York, New York 10080-6114

                                   Attention: Mark Campbell

                                   Telecopier No.: (212) 449-6996

                                   Telephone No.:  (212) 738-1719

                             BANK OF TOKYO-MITSUBISHI, LTD.,
                             as a Lender


                             By: /s/ Douglas M. Barnell      /s/ John M. Mearns
                                -----------------------------------------------
                                Name:  Douglas M. Barnell        John M. Mearns
                                Title: Vice President            VP & Manager

                             Address for Notices:

                                Bank of Tokyo-Mitsubishi, Ltd.
                                2001 Ross Avenue, Suite 3150
                                Dallas, Texas 75201

                             Attention: Douglas M. Barnell

                             Telecopier No.: (214) 954-1007

                             Telephone No.:  (214) 954-1200 x. 105

                             Wiring Instructions:

                             Bank of Tokyo-Mitsubishi, Ltd.
                             ABA # 0260-0963-2
                             For Account Number: 30001710

                             Attention: Nadra Breir
                             Reference: Imco principal, interest, fees, etc.

                               BANK ONE, N.A. (formerly known as The First
                               National Bank of Chicago) (Main Office Chicago), as a Lender


                               By: /s/ Thomas R. Freas
                                  -------------------------------
                                  Name:  Thomas R. Freas
                                  Title: Managing Director

                               Address for Notices:

                                  Bank One, NA
                                  3rd Floor
                                  1717 Main Street
                                  (Mail Code TX-2436)
                                  Dallas, Texas 75201

                               Attention: Thomas R. Freas

                               Telecopier No.: (214) 290-2765

                               Telephone No.:  (214) 290-4110

                               Wiring Instructions:

                               Bank One, N.A.
                               ABA #: 071000013
                               For Account Number: 75217653/DES

                               Attention: S. Woods
                               Reference: IMCO Recycling, Inc.

                              PNC BANK, NATIONAL ASSOCIATION,
                              as Documentation Agent and a Lender


                              By: /s/ Lynn Koncz
                                 -----------------------------------------------
                                 Name:  Lynn Koncz
                                 Title: Vice President

                              Address for Notices:

                                 PNC Bank, National Association
                                 2 PNC Plaza, 3rd Floor
                                 620 Liberty Avenue
                                 Pittsburgh, PA 15222

                              Attention: Richard Katz

                              Telecopier No.: (412) 768-4586

                              Telephone No.:  (412) 768-9856

                              Wiring Instructions:

                              PNC Bank
                              ABA #: 043-000-096
                              For Account Number: 196030010890

                              Attention: Commercial Loan Operations
                              Reference: IMCO Recycling, Inc.

                              DG BANK DEUTSCHE
                              GENOSSENSCHAFTSBANK, AG, as a Lender



                              By: /s/ Mark K. Connelly
                                 ----------------------------------------------
                                 Name:  Mark K. Connelly
                                 Title: Vice President


                              By: /s/ Rob T. Jokhai
                                 ----------------------------------------------
                                 Name:  Rob T. Jokhai
                                 Title: Assistant Vice President

                              Address for Notices:

                                   DG Bank, AG
                                   609 Fifth Avenue
                                   New York, NY 10017

                              Attention: Mark K. Connelly

                              Telecopier No.: (212) 745-1556

                              Telephone No.:  (212) 745-1560

                              Wiring Instructions:

                              DG Bank via Chips System
                              DG Bank ABA #: 845
                              For Account Number: 026008455 (Federal Reserve
                                Bank of New York)

                              Attention: Ed Thome
                              Reference: IMCO

                              FIRST AMERICAN NATIONAL BANK, as a Lender


                              By: /s/ Seth Butler
                                 -----------------------------------------------
                                 Name:  Seth Butler
                                 Title: Corporate Bank Officer

                              Address for Notices:

                                 First American National Bank
                                 Fourth and Union Street - 3rd Floor
                                 Nashville, TN 37237-0310

                              Attention: Seth Butler

                              Telecopier No.: (615) 748-2485

                              Telephone No.:  (615) 770-4059

                              Wiring Instructions:

                              First American National Bank
                              ABA #: 064000017
                              For Account Number: 1002295498

                              Attention: Shirley Grey
                              Reference: IMCO Recycling, Inc.

                                   NATIONAL CITY BANK, as a Lender


                                   By: /s/ Wilmer J. Jacobs
                                      -----------------------------------------
                                      Name:  Wilmer J. Jacobs
                                      Title: Assistant Vice President

                                   Address for Notices:

                                      National City Bank
                                      1900 East Ninth Street, Loc. 2077
                                      Cleveland, OH 44114

                                   Attention: Wil J. Jacobs

                                   Telecopier No.: (216) 222-0003

                                   Telephone No.:  (216) 575-2562

                                   Wiring Instructions:

                                   National City Bank
                                   ABA #: 041000124
                                   For Account Number: 151804

                                   Attention: Commercial Loan Operations
                                   Reference: IMCO Recycling

                                   AMSOUTH BANK, as a Lender


                                   By: /s/ Brock E. Fredette
                                      -----------------------------------------
                                      Name:  Brock E. Fredette
                                      Title: Vice President

                                   Address for Notices:

                                      AmSouth Bank
                                      1900 Fifth Avenue North
                                      Birmingham, AL 35203

                                   Attention: Brock E. Fredette

                                   Telecopier No.: (205) 583-4436

                                   Telephone No.:  (205) 801-0737

                                   Wiring Instructions:

                                   AmSouth Bank
                                   ABA #: 062000019
                                   For Corporate Clearing Account Number:
                                       001102450400100

                                   Attention: Jan Toney
                                   Reference: IMCO Recycling, Inc.

                                   COMERICA BANK, as a Lender


                                   By: /s/ Mark Grover
                                      -----------------------------------------
                                       Name:  Mark Grover
                                       Title: Vice President

                                   Address for Notices:

                                       Comerica Bank
                                       4100 Spring Valley Rd., Suite 900
                                       Dallas, TX 75240

                                   Attention: Mark Grover

                                   Telecopier No.: (972) 361-2550

                                   Telephone No.:  (972) 361-2545

                                   Wiring Instructions:

                                   Comerica Bank
                                   ABA #: 072000096
                                   For Account Number: To benefit Commercial
                                   Loan Servicing GL AC/21585-90010 for final credit or reference IMCO Recycling, Inc. #4106955537

                                   WELLS FARGO BANK (TEXAS), NATIONAL
                                   ASSOCIATION, as a Lender


                                   By: /s/ Zachary S. Johnson
                                      ----------------------------------------
                                       Name:  Zachary S. Johnson
                                       Title: Assistant Vice President

                                   Address for Notices:

                                       Wells Fargo Bank (Texas), National
                                       Association
                                       1445 Ross Avenue, Suite 300
                                       Dallas, TX  75202

                                   Attention: Zachary S. Johnson

                                   Telecopier No.: (214) 969-0370

                                   Telephone No.:  (214) 740-1587

                                   Wiring Instructions:

                                   Wells Fargo Bank
                                   ABA #: 121000248
                                   For Account Number: 2712-507201

                                   Attention: Evelyn Lucas
                                   Reference: IMCO Recycling, Inc.

                                     -121